As filed with the Securities and Exchange Commission on February 27, 2017

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

NexPoint Capital, Inc.

(Exact Name of Registrant as Specified in the Declaration of Trust)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)

(844) 485-9167

(Registrant’s Telephone Number, including area code)

Brian Mitts

NexPoint Capital, Inc.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Copies of Communications to:

Brian D. McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600	Lauren B. Prevost, Esq. Heath D. Linsky, Esq. Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road, N.E. Atlanta, Georgia 30326

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)
Common Stock, par value $0.001 per share	142,680,175 shares of common stock	$10.60	$1,512,409,860.09	$0.00(3)

(1)	This amount is in addition to the shares of common stock previously registered by the Registrant under the Registration Statement on Form N-2 (File No. 333-196096) initially declared effective on August 18, 2014 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement includes 142,680,176 shares of common stock previously registered for sale pursuant to the Prior Registration Statement, which are being carried forward to this Registration Statement. If the Registrant sells any such unsold shares of common stock pursuant to the Prior Registration Statement after the date of the initial filing, and prior to the date of effectiveness, of this Registration Statement, the Registrant will file a pre-effective amendment to this Registration Statement that will reduce the number of such unsold shares of common stock included on this Registration Statement.
(2)	Calculated pursuant to Rule 457(d) based on the net asset value per share of $10.60 for common stock as of February 15, 2016.
(3)	Calculated pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 415(a)(6) under the Securities Act this registration statement includes $1,512,409,860.08 of unsold securities of the registrant that have been previously registered on the Prior Registration Statement. A filing fee of $193,200 was paid under the Prior Registration Statement, of which $183,722.06 was paid in connection with such unsold securities and is being offset against the total registration fee pursuant to Rule 457(p), resulting in a payment of $0.00 in connection with the filing of this Registration Statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Prior Registration Statement will be deemed terminated as of the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated [April 30], 2017

PRELIMINARY PROSPECTUS

Maximum Offering of

150,000,000 Shares of Common Stock

NexPoint Capital, Inc.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We have elected to be treated and intend each year to qualify and to be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objective is to generate current income and capital appreciation primarily through investments in middle-market healthcare companies, middle-market companies in non-healthcare sectors, syndicated floating rate debt of large public and nonpublic companies and collateralized loan obligations (“CLOs”). Our investments in CLOs will focus on the equity and mezzanine tranches of CLOs, which are subject to the highest risk of loss of all tranches of a CLO.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated, which are often referred to as “junk.” These securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may also be difficult to value and illiquid. We expect that many of our debt investments will include floating interest rates that reset on a periodic basis and typically will not require the borrowers to pay down the outstanding principal of such debt prior to maturity. These features of our debt investments will increase our risk of losing a substantial amount of our investments if borrowers are unable to pay the increased interest resulting from these reset provisions or if borrowers are unable to repay or refinance their debts at maturity.

Investing in our shares of common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment.

See “Risk Factors” beginning on page [32] to read about the risks you should consider before buying our shares, including the risk of leverage.

•	You should not expect to be able to sell your shares of our common stock regardless of how we perform.

•	If you are able to sell your shares of common stock, you will likely receive less than your purchase price.

•	We may not list our shares of common stock on any securities exchange for what may be a significant time after the offering period, or ever, and we do not expect a secondary market in the shares of common stock to develop.

•	Because our common stock will not be listed on a securities exchange, you may be unable to sell your shares and, as a result, you may be unable to reduce your exposure on any market downturn.

•	We have implemented a share repurchase program, but we do not expect to repurchase more than 10% of the weighted average number of shares that were outstanding in the prior calendar year. In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

•	You should consider that you may not have access to the money you invest for an indefinite period of time, and may never recover your initial investment in us. An investment in our shares of common stock is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Event.”

•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of sales load, fees and expenses and such amounts will not be recoverable by our stockholders.

•	Our distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to our investment adviser, NexPoint Advisors, L.P. (“NexPoint Advisors”). Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by NexPoint Advisors may not continue in the future. If NexPoint Advisors does not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to NexPoint Advisors will reduce the future distributions to which you would otherwise be entitled.

•	You will pay a sales load of up to 8% and offering expenses of up to 1% on the amount that you invest. If you pay the maximum aggregate 9% for sales load and offering expenses, you must achieve a total return on your investment of 9.89% in order to recover these expenses.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon our registration, we will file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information will be available free of charge on our website ((http://www.nexpointcapital.com/investor-relations/), by contacting us at 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Investor Relations, or by calling us toll-free at (855) 498-1580. The SEC also maintains a website at http://www.sec.gov and a public reference room at 100 F Street, NE, Washington, DC 20549 that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

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	Maximum Price to Public(1)	Maximum Sales Load	Proceeds to Us Before Expenses(2)
Aggregate	$—	$—	$	[	]
Per Share	$10.65	$0.85		$9.80

The date of this prospectus is [April 30], 2017.

(1)	Assumes all shares are sold at the current offering price of $10.65 per share (as of February 22, 2017), which is subject to adjustment based on, among other things, our NAV. There can be no assurance that we will be able to sell all the shares that we have registered. The minimum permitted purchase of our shares is generally $2,500.
(2)	In addition to the sales load, we estimate that we will incur approximately $[ ] million of offering expenses if the maximum number of shares is sold. Because you pay an 8.0% sales load and we expect to pay approximately 1.0% in offering expenses (assuming the maximum amount of shares is sold), for every $100 you invest in shares in this offering, only $91 will actually be invested in us, which will be further reduced by other expenses, in addition to organizational and offering expenses, paid by us and therefore you as an investor in us. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for certain expenses that constitute underwriting compensation in such amounts that, together with the sales load and reimbursements by us, do not exceed 10% of the gross proceeds from this offering. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors may pay an additional amount equal to up to 2.0% of the gross proceeds from this offering. See “Discussion of Operating Plans—Expenses” and “Plan of Distribution.”

While we may only invest up to 30% of our total assets in CLOs and other assets that are not “qualifying assets” (as described below), there will otherwise be no minimum or maximum percentage of our assets that may be invested in such investments. “Middle-market” companies include companies with annual revenues between $50 million and $2.5 billion and “syndicated floating rate debt” refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces.

NexPoint Advisors serves as our investment adviser and our administrator. NexPoint Advisors was formed on March 20, 2012 and had approximately $628 million of capital under management as of December 31, 2016. NexPoint Advisors has entered into an agreement with Highland Capital Management, L.P. (“Highland”), its affiliate, pursuant to which Highland makes available to NexPoint Advisors experienced investment professionals and other resources of Highland and its affiliates. Highland was founded in 1993 to focus on credit and alternative investments and, with its affiliates, including NexPoint Advisors, had approximately $14.8 billion of capital under management as of December 31, 2016. NexPoint Advisors has limited experience operating under the constraints applicable to a company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Through our affiliate, Highland Capital Funds Distributor, Inc., we are offering on a continuous basis up to 150,000,000 shares of common stock in this offering at a current offering price of $10.65 per share. However, to the extent that our net asset value per share (“NAV”) increases, we will take steps to the extent required by applicable law to ensure that our shares are not sold at a price per share, after deducting selling commissions and dealer manager fees (the “net offering price”), that is below our NAV. In the event of a material decline in our NAV, which we consider to be a 2.5% decrease below our then current net offering price, our board of directors (“our Board”) will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share. Therefore, persons who tender subscriptions for our shares of common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional shares. The minimum permitted purchase of our shares is $2,500.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC in connection with the continuous offering of our shares. We commenced our continuous public offering of shares through our initial registration statement (File No. 333-196096) that was declared effective by the SEC on August 18, 2014. Rule 415 promulgated under the Securities Act of 1933, as amended, (the “Securities Act”) requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement (File No. 333-[ ]) of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares [up to the period permitted by Rule 415] or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.

Periodically, as we make material investments or experience other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing a post-effective amendment to the registration statement with the SEC if our NAV declines more than 10% from our NAV as of the effective date of this registration statement. We can offer no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until the amended registration statement is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Additional Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in The City of New York are authorized or required to close.

INVESTOR SUITABILITY STANDARDS

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of NexPoint Advisors and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Alabama. In addition to the general suitability standards, this investment will only be sold to Alabama residents that represent they have a liquid net worth of at least 10 times their investment in this program and its affiliates.

California. Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a minimum net worth of at least $120,000. In addition, the state of California requires that each investor in California cannot invest more than 10% of his or her net worth in us.

Idaho. In addition to the suitability standards noted above, an investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).

Iowa. In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, it is recommended that Iowa residents not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Kansas. It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other similar investments. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Kentucky. In addition to the general suitability standards listed above, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities and the securities of any of our affiliates’ non-publicly traded business development companies. For these purposes, “liquid net worth” shall be defined as that portion of a person’s net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Maine. It is recommended by the Maine Office of Securities that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Massachusetts. In addition to the general suitability standards listed above, Massachusetts investors may not invest more than 10% of their liquid net worth in us or in other illiquid direct participation programs.

Nebraska. In addition to the suitability standards noted above, Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000; and (ii) investors must limit their aggregate investment in us and in the securities of other non-publicly traded business development companies to 10% of such investor’s net worth. Accredited investors in Nebraska, as defined in 17 C.F.R. §230.501, are not subject to this limitation.

New Jersey. New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico. In addition to the suitability standards listed above, a New Mexico investor’s aggregate investment in us, shares of our affiliates and in similar direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

North Dakota. North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.

Ohio. It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development companies to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma. In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor limit his or her investment in shares of our common stock to a maximum of 10% of his or her net worth (excluding home, home furnishings and automobiles).

Oregon. In addition to the general suitability standards listed above, an Oregon investor’s maximum investment in us and our affiliates may not exceed 10% of their liquid net worth, excluding home, furnishings and automobiles.

Texas. Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in this offering shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

The minimum purchase amount is $2,500 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts (“IRAs”), provided that each such contribution is made in increments of $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares acquired pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our common stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objective and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. We, through our affiliated dealer manager and the selected broker-dealers selling shares on our behalf, must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans may be subject to the fiduciary duties imposed by applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	“we,” “us,” “our,” “Company” and “NexPoint Capital” refer to NexPoint Capital, Inc., a Delaware corporation, and prior to our conversion to a corporation in June 2014, NexPoint Capital, LLC, a Delaware limited liability company;

•	“NexPoint Advisors” or the “investment adviser” or the “administrator” refers to NexPoint Advisors, L.P., a Delaware limited partnership; and

•	“Highland” refers to Highland Capital Management, L.P., a Delaware limited partnership. Highland Capital Management, L.P. employs all of NexPoint Capital’s investment professionals as well as those of NexPoint Advisors and its affiliates.

NexPoint Capital

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated as a RIC under Subchapter M of the Code and intend each year to qualify and to be eligible to be treated as such.

We are managed by NexPoint Advisors, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which oversees the management of our operations and is responsible for making investment decisions for our portfolio.

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle-market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and nonpublic companies and mezzanine and equity tranches of collateralized loan obligations (“CLOs”). Middle-market companies include companies with annual revenues between $50 million and $2.5 billion and syndicated floating rate debt refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. We consider a healthcare company to be a company that is engaged in the design, development, production, sale, management, or distribution of products, services or facilities used for or in connection with the healthcare industry. Additionally, we consider the term healthcare company to include companies that are materially impacted by the healthcare industry (such as a contractor that derives significant revenue or profit from the construction of hospitals). We may invest without limit in companies that are not in the healthcare sector.

Our portfolio of middle-market investments will have a focus on companies in the healthcare sector, as we believe there is a large and growing investment opportunity in this sector. Changes in the U.S. healthcare reimbursement system, including the implementation of value-based payment models and potential repeal and replacement of the Affordable Care Act (the “ACA”), are creating a dramatic upheaval in the healthcare sector, affecting each sub-sector differently, and will produce a positive impact for some sub-sectors and a negative impact for others. We believe some companies are better positioned to take advantage of these changes while others will consolidate with stronger players. Based on our deep understanding of the healthcare sector, we believe these developments will create a changing landscape for years to come.

Our investment objective is to generate high current income and long-term capital appreciation. Our Board may change our investment objective without prior notice or stockholder approval (except as required by the

1940 Act). We seek to achieve our objective by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies.

We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term capital appreciation. In addition to the investments in the healthcare industry, we may invest a portion of our capital in other opportunistic investments, including short sales, in which NexPoint Advisors has expertise.

We seek to invest primarily in securities deemed by NexPoint Advisors to be high income generating debt investments and income generating equity securities of privately held companies in the United States. The portfolio may be concentrated primarily in senior floating rate debt securities, although we may invest without limit in securities that rank lower than senior secured instruments and may invest without limit in investments with a fixed rate of interest. We may buy syndicated loans, various tranches of CLOs and other debt instruments in the secondary market as well as originate debt so we can tailor the investment parameters more precisely to our needs. We also may invest a portion of the portfolio in equity securities that are non-income producing, when doing so will help us achieve our objective of long-term capital appreciation. The size of our positions may range from $2 million to $25 million, although investments may be larger as our asset base increases. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies.

We may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments we can make. We may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by NexPoint Advisors to be in our best interest, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

Although our common stock may eventually be listed on an exchange and publicly traded, we do not intend to list our common stock on an exchange and do not expect a public market to develop for them in the foreseeable future. We believe that a non-traded structure is more appropriate for the nature of the assets in which we invest by allowing us to take a long-term view. While our offering price is subject to adjustment in accordance with the 1940 Act and our valuation policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “—Liquidity Event” for a discussion of what constitutes a liquidity event. We can offer no assurance that we will be able to complete a liquidity event on satisfactory terms or at all.

Our Investment Adviser

Our investment activities are managed by our investment adviser, NexPoint Advisors. NexPoint Advisors is an SEC-registered investment adviser and had approximately $628 million of capital under management as of December 31, 2016. Together with NexPoint Advisors and its other affiliates, Highland had approximately $14.85 billion in assets under management as of December 31, 2016. Highland specializes in credit strategies, such as credit hedge funds, long-only funds and separate accounts, distressed-for-control private equity and CLOs. NexPoint Advisors’ affiliates also offer alternative investment-oriented investment vehicles, including asset allocation, long/short equities, real estate and natural resources.

Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. NexPoint Advisors was organized in March 2012 and is a registered investment adviser under the Advisers Act. Under the investment advisory agreement, as amended, with NexPoint Advisors (the “Investment Advisory Agreement”), we pay NexPoint Advisors both a base management fee and an incentive fee. See “The Offering — Investment Advisory Agreement.”

NexPoint Advisors has entered into an agreement with Highland, its affiliate, pursuant to which Highland makes available to NexPoint Advisors experienced investment professionals and other resources of Highland and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us. Highland was founded in 1993 by Jim Dondero and Mark Okada. President, co-founder and majority partner, Mr. Dondero has led Highland since its inception over 24 years ago. Over the past 24 years, Highland has been an early pioneer of the syndicated bank loan asset class. In 1996, Highland launched its first CLO, the first non-bank issued asset backed security structure with syndicated bank loans as the underlying asset. Highland has been a leading alternative asset manager with a historical focus on the healthcare sector. As of December 31, 2016, Highland has made over $[    ] billion in healthcare investments, currently manages a distressed private equity fund with a heavy healthcare focus, manages several healthcare focused funds and, as of December 31, 2016, had a team of ten investment professionals focused on the healthcare industry. Highland employs all of the personnel who provide services to NexPoint Advisors.

NexPoint Advisors’ senior management has significant experience in healthcare related investments, in underwriting investments in middle-market and privately held companies and in identifying, evaluating and managing distressed investments. The team is also familiar with how to utilize all levels of a company’s capital structure to generate income and long-term value and appreciation. In addition to the management and investment teams, the operations team has significant experience in the operational and regulatory management of registered funds. The business development company team will utilize 16 professionals, ten of which are focused on healthcare, a team of operations personnel, a team of compliance professionals and a team of restructuring specialists.

In the future, we may create a real estate investment trust (“REIT”) subsidiary (a “REIT Subsidiary”). Through a REIT Subsidiary, we would make qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties. Based on current market conditions, once fully invested, we anticipate that we might gain exposure to such real estate-related investments by investing up to 25% of the value of our total assets in securities of a REIT Subsidiary.

Investing through a REIT Subsidiary involves risks, including the risk that the REIT Subsidiary will fail to qualify as a REIT for U.S. federal income tax purposes. Such failure would have severe adverse tax consequences on the REIT Subsidiary and would likely significantly and adversely affect the performance of the Company.

Conversion

On June 10, 2014, NexPoint Capital, LLC converted into a Delaware corporation, NexPoint Capital, Inc., and all of the outstanding limited liability company interests in NexPoint Capital, LLC converted into shares of common stock in NexPoint Capital, Inc. As part of this conversion the existing member of NexPoint Capital, LLC, NexPoint Advisors, received an aggregate of 21,739.13 shares of our common stock in exchange for the 21,739.13 limited liability company interests it owned in NexPoint Capital, LLC, representing an estimated equivalent price of $9.20 per share based on the fair value of the assets contributed by NexPoint Advisors in connection with our formation, as determined by our Board.

Summary Risk Factors

Investing in our shares involves an above average degree of risk and is intended for long-term investors. You may lose all or part of your investment. The disclosure in this section is only a summary of the risks of an investment in our shares. See “Risk Factors” beginning on page [32] for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

•	Operating under the constraints imposed on us as a business development company and regulated investment company may hinder the achievement of our investment objective.

•	We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	There are significant potential conflicts of interest that could affect our investment returns.

•	Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

•	We intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in those shares.

•	We are subject to risks associated with middle-market healthcare companies, including competition, extensive government regulation and commercial difficulties.

•	We may expose ourselves to risks if we engage in hedging transactions, including the risk that hedging will limit the opportunity for gain if the values of the underlying portfolio positions should increase and the risk that an imperfect correlation between hedging instruments and the portfolio holdings being hedged may prevent us from achieving the intended hedge and expose us to risk of loss.

•	Our distributions may exceed our earnings and profits, particularly during any period before we have substantially invested the net proceeds from our public offering. We may pay distributions from an unlimited amount of offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. As a result, portions of the distributions that we make may represent a return of capital, which is the return of your original investment in us, after subtracting sales load, fees and expenses directly or indirectly paid by you. A return of capital reduces the amount of funds we have available for investment in targeted assets. While a return of capital is not currently taxable, it will lower your tax basis in your shares, which may increase your taxable gain or decrease your taxable loss in connection with a sale of our shares.

•	This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our Board determines to increase the offering price to comply with the requirement that we avoid selling shares below NAV.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock in the event of a decline in the value of our shares.

•	Our portfolio investments may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments.

•	If we invest in the loan of a portfolio company that is unable to pay interest and principal when due, our NAV may decline and we may be unable to pay dividends or to service our contractual obligations.

•	When interest rates increase, floating rate interest rate reset features on debt instruments may make it more difficult for borrowers to repay their loans, and separately, will make it easier for NexPoint Advisors to meet its income incentive fee threshold without any additional effort.

•	We may recover little or no unpaid principal or interest on a loan or other security if the borrower of such loan or other security were to default, even when such debt obligations are first lien or second lien debt obligations or are otherwise secured.

•	Investors in our common stock may lose all or part of their investment in us.

•	Our CLO investments may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies. Our investments in equity and mezzanine tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

•	We may become exposed to both business and tax risks associated with a REIT Subsidiary and such REIT Subsidiary’s investments, including the risk that the failure of the REIT Subsidiary to qualify as a REIT could have severe adverse tax consequences on the REIT Subsidiary and could significantly and adversely affect our performance.

•	A REIT Subsidiary may have difficulty paying distributions required for it to remain qualified as a REIT if it recognizes income before or without receiving cash representing such income.

•	Complying with REIT requirements may force the REIT Subsidiary to liquidate or forego otherwise attractive investments.

•	To the extent we invest in healthcare facilities, in order to satisfy the REIT qualification tests, we may be required to structure our investments using complex lease structures from controlled taxable corporate subsidiaries referred to in the Code as taxable REIT subsidiaries (“TRSs”) so as to qualify the income as permitted rents.

•	In order to qualify income as permitted rents or interest from real estate loans, we may be required to structure our investments in complex structures that are relatively inflexible, undesirable from a business perspective, or are not market competitive.

Potential Market Opportunity

We believe there are currently, and will continue to be, significant investment opportunities in middle-market companies and larger private companies, particularly in the healthcare sector and particularly in income producing securities, in the United States. Additionally, we believe there continue to be attractive investment opportunities in the syndicated floating rate debt and CLO markets.

The size of our investments will generally range from $2 million to $25 million, primarily in debt securities of middle-market companies. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base. Target businesses will typically exhibit some or all of the following characteristics: (1) exposure to healthcare sub-sectors we believe will benefit from changes in the healthcare reimbursement system and the potential repeal and replacement of ACA; (2) exposure to non-healthcare sub-sectors we believe will benefit from a rising interest rate environment and the Federal Reserve’s policies in response to rising rates; (3) a U.S. base of operations; (4) an experienced management team executing a long-term growth strategy; (5) discernible downside protection through recurring revenue or strong tangible asset coverage; (6) defensible niche product/service; (7) products and services with distinctive competitive advantages or other barriers to entry; (8) stable and predictable free cash flows; (9) existing indebtedness that may be refinanced on attractive terms; (10) low technology and market risk; (11) strong customer relationships; and (12) low to moderate capital expenditure requirements.

We expect that deal flow and idea generation for investments will primarily originate from NexPoint Advisors and its affiliates’ existing and extensive network of informal and unconventional deal sources in the middle-market business community. Once potential investments have been identified, we, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser will then work with outside counsel in an effort to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser will seek to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to execute its business plan. We will actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally will include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio structure and risk exposure.

Investments in Middle-Market Healthcare Companies

Our portfolio of middle-market investments has a focus on companies in the healthcare sector as we believe there is a large and growing opportunity in this sector. Changes in the U.S. healthcare reimbursement system, including the implementation of value-based payment models and potential repeal and replacement of the Affordable Care Act, are creating a dramatic upheaval in the healthcare sector, affecting each sub-sector differently, and will produce a positive impact for some sub-sectors and a negative impact for others.

We believe some companies are better positioned to take advantage of these changes while others will consolidate with stronger players. Based on our deep understanding of the healthcare sector, we believe these developments will create a changing landscape for years to come.

Healthcare has historically been a defensive and stable sector that has experienced out-sized growth and consistency during the past four decades. We believe that there are three primary growth drivers of healthcare: (1) demographics, (2) price inflation and (3) per-person utilization of care. The historical demographic growth rate has been [0.97]%. Price inflation in healthcare has added an additional [5.30]%, almost double the baseline

U.S. GDP growth rate since 1970 of [2.90]%. Utilization is a function of access to health insurance as well as aging demographics. In the past three decades, the population above 90 has tripled and is expected to quadruple over the next three decades. Due to these drivers, healthcare has moved from 3% of GDP in 1980 to [18]% today and is expected to continue to grow.

Investments in Middle-Market Non-Healthcare Companies

Since 2009, credit market conditions have improved as stability has returned to the U.S. financial system. The Federal Reserve instituted a zero interest rate policy that was successful in keeping rates low across the yield curve. As a result, investor and business confidence returned and the economy and employment grew accordingly, although slower than pre-2008. Despite the improvement, growth and employment remain sluggish. Despite these headwinds, we believe that some industries continue to flourish, such as healthcare. We believe that, if interest rates rise, financing for middle-market companies in all sectors will become more difficult and that the capital requirements of business in many sectors will be enormous in the coming years. These companies will, in our opinion, turn more and more to specialty finance vehicles, such as us, to procure the capital they need for growth. We view the financing of middle-market companies to be an underserved area, presenting potential opportunities.

The U.S. Census Bureau statistics from its economic census in 2007 indicate there are over 40,000 U.S. businesses classified as “middle-market” (annual revenues between $50 million and $2.5 billion) while there are approximately only 1,200 companies with annual revenues in excess of $2.5 billion. We believe middle-market companies represent an outsized potential for growth compared to larger companies. Additionally, these companies require large amounts of capital to grow their businesses but have limited access to more traditional capital providers. Despite the size of the market, there are few providers of financing for middle-market companies. Underwriting credit to a private company requires more diligence and a specific skill set that large financial institutions typically do not possess and requires more time than they are willing to invest. We believe that it is this lack of access and competition that drives the opportunity, as it should allow us to pick the best companies and negotiate more favorable terms.

As a large percentage of our investments may be in the form of floating rate debt, we seek to create a portfolio of middle-market companies that we believe will have an increasing income stream over time, particularly if interest rates increase above their historic lows. Also, as floating rate debt may be exposed to less short-term interest rate risk than certain longer duration credit instruments, we can seek to build a portfolio that has mostly credit risk, which we believe NexPoint Advisors and its affiliates have significant experience at assessing.

Investments in Large Syndicated Floating Rate Debt

A large portion of the investments we make in middle-market companies are expected to be in the form of floating rate debt instruments. Also, a portion of the portfolio will be invested in large syndicated floating rate debt of non-public and public companies. Syndicated floating rate debts are loans originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. Floating rate loans have a base rate that adjusts periodically plus a spread over the base rate. The base rate is typically the three-month London Interbank Offered Rate (“LIBOR”), and resets every 90 days. With rates resetting in an environment where the prevailing base rate is increasing, the income stream from a floating rate instrument will increase. Syndicated floating rate debt offers certain benefits:

High current income. Historically, floating rate loans have lower yields than high yield bonds, due in part to better credit and short-term interest-rate risk profile, but can still offer an attractive risk-reward income dynamic. However, today, we believe floating rate yields are comparable to high-yield bonds.

Adjustable coupon payment. Floating rate loans are structured so that interest rates reset on a predetermined schedule. When interest rates rise, coupon payments increase, and vice versa, with little lag time (typically 90 days or less). This feature greatly reduces the interest rate risk, or duration risk, inherent in high yield bonds, which typically never reset. Therefore, as short-term rates rise, the value of a high yield bond should decline while the value of a floating rate loan should remain stable.

Priority in event of default. In the event of a default, floating rate loans typically have a higher position in a company’s capital structure, have first claim to assets and greater covenant protection than high yield bonds. As a result, floating rate loans have generally recovered a greater percentage of value than high yield bonds. Also, the default rate for floating rate loans has historically been lower than defaults of high yield bonds.

Reduced Volatility. The return of floating rate loans has historically had a low correlation to most asset classes and a negative correlation with some asset classes. Therefore, adding floating rate loans to a portfolio should reduce volatility and risk.

In our view, an allocation to large syndicated floating rate debt provides stable value with high current income and offers the portfolio liquidity.

Investments in CLOs

We view CLOs as an excellent way to gain exposure to syndicated floating rate debt at a less expensive price and higher yield with greater upside potential for capital appreciation while minimizing interest rate risk. CLO vehicles are entities formed to manage a portfolio of syndicated bank loans. The CLO vehicle raises capital by issuing equity and multiple tranches of debt and uses the proceeds to buy the underlying portfolio of syndicated bank loans. The syndicated bank loans the CLO is allowed to purchase is limited by criteria established within the documents governing the CLO. The CLO also has certain priority of payment provisions or “waterfall” provisions that benefit the higher rated debt tranches. Documents governing CLOs typically provide for adjustments to the “waterfall” in the event certain tests are triggered, diverting cash to the higher rated debt tranches.

We view CLOs as the last asset class that is still dislocated from the fallout in 2008, providing high income and high relative value. In our opinion, the long-term cost of capital that older vintage CLOs have secured is relatively cheap compared to current spreads and associated LIBOR floors. This creates opportunities to purchase certain equity and mezzanine tranches of CLO debt that may provide attractive risk-adjusted returns. The secondary market for CLO mezzanine debt and equity, although still small, has become more liquid since 2009. Additionally, Highland is one of the largest participants in the secondary market for CLO debt, which we believe gives us greater access to the asset class and potential opportunities.

Although we believe that CLOs that closed prior to 2008, or pre-2008 vintage, present excellent opportunities, we believe post-2010 CLOs, or post-2010 vintage, offer interesting features and potential value as well. Generally, these CLOs have a higher cost of capital and thus lower return for the equity tranche, but they offer appealing structural features that are superior to pre-2008 vintage CLOs. These features typically include: better credit enhancements, lower leverage, stronger collateral packages and lower fees to the collateral manager. We believe the pre-2008 vintage CLO market is beginning to shrink as many of these CLOs are past their reinvestment periods and CLO managers will call the debt tranches at par. We believe that the CLO market was revived after 2010 and market participants now experience enhanced liquidity and comfort with the asset class. We therefore believe there will be long-term opportunities in CLO debt and equity tranches, as the post-2010 vintage CLO market continues to grow and pre-2008 vintage CLOs wind down. We may invest in both pre-2008 vintage and post-2010 vintage CLOs.

Potential Competitive Strengths

NexPoint Advisors has entered into an agreement with Highland, its affiliate, pursuant to which Highland makes available to NexPoint Advisors experienced investment professionals and other resources of Highland and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us. Highland has invested in the healthcare sector since 1993, in credit across all sectors, and in structured products. Highland’s investments have spanned the range from large capitalization companies that are publicly traded to small, privately held companies and to distressed companies that have been successfully turned around. We believe Highland’s expertise in underwriting credit across all sectors will give us an advantage in identifying and investing in the best middle-market companies in syndicated loans and CLOs. Highland has a team of [ten] professionals focused on healthcare investing across a wide range of asset classes, a team of [seven] professionals focused on investing in non-healthcare credit, a team of [four] professionals focused on investing in structured products.

Highland’s head of healthcare investing, Michael Gregory, is an expert in healthcare policy, having received a degree from the Yale School of Management’s highly specialized joint program in healthcare within the Yale School of Medicine, Management and Public Policy. Mr. Gregory has been investing in the healthcare sector for 19 years. Mr. Gregory’s healthcare team includes, Andrew Hilgenbrink, a Ph.D. in Chemistry from Purdue University who specializes in the biotechnology and pharmaceuticals sub-sectors. Mr. Hilgenbrink’s advanced degree and years of investing in these sectors gives him a deep knowledge of the science underpinning biotechnology and drugs as well as an understanding of how the U.S. Food & Drug Administration’s approval process works. Highland also employs specialists in other sub-sectors of healthcare with an average of 15 years of experience investing in healthcare. Of the Highland professionals focused on the healthcare sector, six of them are restructuring specialists that currently work closely with management teams of healthcare companies and in many cases hold a board seat on such companies.

Highland’s head of credit research, Trey Parker, has 19 years of investing experience, including experience in middle-market and distressed investing. Mr. Parker leads a team of [14] analysts focused on all economic sectors. Over the past 24 years, Highland has invested billions of dollars in floating rate debt in thousands of companies. Highland is a well-recognized leader and innovator in the asset class. In the 1990s, Highland helped bring the asset class into the mainstream for institutional and retail investors. In 1996, Highland developed the Wall Street Office software program (“WSO”), to track floating rate bank loans. Today, WSO, which is owned by Markit Partners, is the de facto program used for tracking loans by over 240 institutions.

Highland’s head of structured products, Hunter Covitz, has 14 years of experience with structured products and credit investing, including experience in middle-market and distressed investing. Mr. Covitz leads a team of four professionals focused on structured products.

Highland launched the first non-bank CLO in 1996 and has issued and managed more than $30 billion of CLO securitizations over the last 20 years. Highland is a large manager of CLOs in the United States and is a large investor in CLO debt and equity in the secondary market. Because of our experience managing CLOs and the underlying asset pools, including floating rate bank loans, we believe that we have an unparalleled ability to evaluate CLO debt for purchase in the secondary market.

Highland’s credit platform has been through many credit cycles over the past 24 years, and Highland remains a recognized leader in the credit space, winning numerous industry awards and recognition from peers. Highland has a proprietary credit underwriting process and maintains coverage of many public and non-public companies across all sectors. Investments are reviewed by the analyst team and approved by a credit committee that meets daily. The process includes on-going monitoring of all investments.

We believe the breadth, depth and experience of Highland’s platform provides a significant advantage in sourcing, analyzing, monitoring and managing investment opportunities. Highland has a large back office operations team that has years of experience in settling and tracking bank loan investments. Highland also has a dedicated team that operates registered funds, works with third party service providers, interacts with portfolio managers to provide timely information and portfolio statistics, and has experience interacting with legal counsel and a board of directors. Highland’s valuation team has [19] years of experience valuing investments in middle-market and other non-public companies.

We believe the long-term investment horizon we are afforded through a business development company structure will allow us flexibility to find the investments that will deliver the highest value to our investors. Unlike a typical private equity or venture fund, we are not required to return capital once a liquidity event is realized in an underlying investment. With the uncertainties inherent in the Federal Reserve’s actions regarding interest rates and quantitative easing and the possible repeal and replacement of the ACA, particularly the delays in implementation already experienced, we believe it is difficult to make the best investment decisions if required to work under a finite time line. Because of the business development company structure, we believe we can offer an institutional-type strategy focused on the healthcare sector with institutional management capabilities to investors.

Operating and Regulatory Structure

Our investment activities are managed by NexPoint Advisors and supervised by our Board, a majority of whom are not “interested persons” of NexPoint Capital, as such term is defined in the 1940 Act (“Independent Directors”).

As a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are such qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investments. Under the rules of the 1940 Act, “eligible portfolio companies” include:

•	private U.S. operating companies;

•	public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.; and

•	public U.S. operating companies having a market capitalization of less than $250 million. See “Regulation—Qualifying Assets.”

We have elected to be treated and intend each year to qualify and be eligible to be treated as a RIC under the Code. In order to qualify as and be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Tax Matters.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. We expect to use leverage to finance a portion of our investments in the future consistent with the rules and regulations under the 1940 Act. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot issue additional senior securities and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so.

We expect to incur leverage through either a traditional credit facility or a private, consolidated securitization vehicle rather than through an issuance of preferred stock. We may grant a security interest in up to 100% of our assets under the terms of any debt instruments into which we enter. In addition, under the terms of any credit facility or other debt instruments into which we enter, we may be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to other uses.

To the extent that we form a REIT Subsidiary that directly incurs leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by us will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage. Accordingly, it is our present intention to utilize leverage through debt or borrowings in an amount not to exceed 50% of our total assets (i.e., maintain 200% asset coverage), less the amount of any direct debt or borrowing by a REIT Subsidiary, if any. Because a REIT Subsidiary’s preferred shares would represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on our ability to issue preferred shares. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities to, banks, insurance companies and other lenders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, of the SEC. Among others, any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors and/or appropriate exemptive relief. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, may also be considered our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside other clients of NexPoint Advisors and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and specific exemptive relief from the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. In addition, we, Highland and NexPoint Advisors have obtained an exemptive order dated April 19, 2016 from the SEC to permit co-investments among the Company and other accounts managed by NexPoint Advisors or its affiliates, subject to certain conditions.

We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of Highland and our investment adviser, as amended and approved by our Board from time to time. We expect that allocation determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates (including clients that may pay higher fees to NexPoint Advisors or its affiliates or in which our portfolio managers have personal interest in the receipt of such fess). If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata, based on the amount that each such party would have invested if sufficient securities or loan amounts were available. The allocation policies and procedures are intended to assist NexPoint Advisors and its affiliates in ensuring that investment opportunities will be allocated to us fairly and equitably.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, Highland and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through rotational methods. Moreover, except in certain circumstances, we will generally be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Our investment adviser or its affiliates may have other clients with similar or competing investment objectives. Our investment adviser or its affiliates may have obligations to other clients or investors in those other entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the investment adviser and its affiliates. Our investment objective may overlap, in part or in whole, with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds, accounts or other investment vehicles advised by our investment adviser or its affiliates. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

See “Risk Factors—Risks Relating to our Business and Structure—There are conflicts of interest related to the obligations of NexPoint Advisors or its affiliates to other clients.” Additionally, under our incentive fee structure, NexPoint Advisors benefits when we recognize capital gains and, because NexPoint Advisors determines when a holding is sold, NexPoint Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to NexPoint Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, NexPoint Advisors has a financial incentive to incur leverage. See “Risk Factors—Risks Relating to our Business and Structure—Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.”

Because our dealer manager, Highland Capital Funds Distributor, Inc., is an affiliate of NexPoint Advisors, its due diligence review and investigation of us cannot be considered an independent review.

See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns” and “Certain Relationships and Related Party Transactions.”

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, each of which will be subject to SEC review, to allow us to continue this offering for up to [the period permitted by Rule 415] from the initial effective date of this registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $2,500. We were initially required to raise at least $10 million from public or private offerings of our shares within one year from the date the initial registration statement was declared effective by the SEC in order to satisfy the minimum offering requirement. We entered into private placements with NexPoint Advisors and its affiliate, pursuant to which we sold approximately 1,086,954 shares of our common stock at $9.20 per share following the effectiveness of the initial registration statement, which reflects the then-current public offering price of $10.00 per share, less selling commissions and dealer manager fees, for gross proceeds of approximately $10.0 million, thereby satisfying the minimum offering requirement. Upon satisfying this minimum offering requirement, the offering proceeds were released to us, and we commenced operations. We completed a second private placement with NexPoint Advisors on October 8, 2014, for gross proceeds of approximately $6.0 million, which amount was used to repurchase our shares from NexPoint Advisors’ affiliate. On November 25, 2014, we issued an additional 271,739 shares to NexPoint Advisors for gross proceeds of approximately $2.5 million. On January 30, 2015, we issued 336,957 shares to NexPoint Advisors at $9.20 per share for gross proceeds of approximately $3.1 million. In aggregate through December 31, 2016, we have issued 2,004,032 shares, including reinvestments of dividends, to NexPoint Advisors for proceeds of approximately $18.4 million and issued 5,098,194 shares, including reinvestments of dividends, to unaffiliated investors for proceeds of approximately $46.8 million.

We are offering our shares on a continuous basis at a current offering price of $[    ] per share. However, to the extent that our NAV increases, we will take steps to the extent required under applicable law to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our NAV. In the event of a material decline in our NAV, which we consider to be a 2.5% decrease below our current net offering price, our Board will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.NexPointCapital.com.

Highland Capital Funds Distributor, Inc. will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in June 2012 and is an affiliate of our investment adviser. Highland Capital Funds Distributor, Inc. does not intend to act as a market maker in our shares.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $2,500 and pay such amount at the time of subscription. You should make your check payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “How to Subscribe.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•	Deliver a check for the full purchase price of the shares of our common stock you wish to purchase along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “NexPoint Capital, Inc.” The initial minimum permitted purchase is $2,500. Additional purchases must be made in increments of $500.

•	By executing the subscription agreement and paying the total purchase price for the shares you wish to purchase, you are attesting that you meet the suitability standards as stated in the subscription agreement and agree to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete an additional subscription agreement for additional purchases, a form of which is included in Appendix B. Investors seeking to purchase shares of our common stock and/or shares of NexPoint Multifamily Capital Trust, Inc. should read the applicable prospectus and any appendices and supplements and complete a subscription agreement, a form of which is included in Appendix C.

Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private or, to the extent allowable, in public U.S. companies in accordance with our investment objective and using the strategies described in this prospectus. We may also use a significant portion of the proceeds from the offering to pay down leverage or to make investments in debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties, through a REIT Subsidiary. In addition, a portion of the proceeds may be used to make investments in derivatives such as warrants, swaps (including equity, variance and volatility swaps), options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards), interest rates, commodities and/or currencies to hedge various investments for risk management and speculative purposes. The remainder will be used for working capital and general corporate purposes. We can offer no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or structure our investment portfolio as anticipated. Pending investment of the proceeds raised in this offering, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be treated as a RIC. We may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders and for general corporate purposes. We may fund our cash distributions to stockholders from any sources of funds available to us, including an unlimited amount of offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from NexPoint Advisors. We have not established limits on the amount of funds we may use from available sources to make distributions. See “Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program.”

On a quarterly basis, we intend to offer to repurchase shares on such terms as may be determined by our Board unless, in the judgment of the Independent Directors of our Board, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we may, but will not necessarily, conduct repurchases on the same date that we hold our first weekly closing for the sale of shares in this offering. Each offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our Board, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our Board will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must tender at least 25% of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares following a tender of shares for repurchase. If the aggregate notional value of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares as nearly as may be pro-rata, except as permitted by Rule 13e-4 of the Exchange Act. As a result, we may repurchase less than the full number of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and to our intention to satisfy the RIC distribution requirement.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. We intend to rely on an order dated December 19, 2013, in which the SEC granted exemptive relief from certain prohibitions in Regulation M under the Exchange Act to business development companies that adhere to the conditions in that order. See “Share Repurchase Program.”

Liquidity Event

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may not pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future.

We commenced our continuous public offering of shares through our initial registration statement that was declared effective by the SEC on August 18, 2014. Rule 415 under the Securities Act requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares for [up to the period permitted by Rule 415] or until all of the shares registered herein are sold.

A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our Board in which our stockholders likely will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, we can offer no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, we can offer no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board, including our independent directors, may consider a variety of criteria, including portfolio structure, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Reports to Stockholders

Within 45 days after the end of each fiscal quarter, we will file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we will file our annual report on Form 10-K. These reports, along with any prospectus supplements, current reports on Form 8-K or any amendments to these reports will be made available free of charge on our website at www.NexPointCapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part.

On a quarterly basis, we will send information to all stockholders of record regarding the source of distributions paid to our stockholders in such quarter.

Company Information

Our principal executive offices are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, telephone number (855) 498-1580. Our corporate website is located at www.NexPointCapital.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common Stock Offered by Us	Up to a maximum of 150,000,000 shares.

Use of Proceeds	We plan to invest the net proceeds of this offering and any private placement in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes, including payment of operating expenses.

Pending the investment of the offering proceeds, we intend to invest the net proceeds of this offering and the private placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than our other investments and, accordingly, may result in lower distributions. See “Use of Proceeds.”

Distributions	Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a weekly basis and pay such distributions on a monthly basis on the date two business days after the last declared ordinary distribution of the month. We calculate each stockholder’s specific distribution amount for the period using record and declaration dates. We also intend to distribute any net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our Board. For example, our Board may periodically declare stock distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Our distributions may exceed our earnings and profits, especially during any period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to NexPoint Advisors. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Tax Matters.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to reinvest the full amount of your cash distributions in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash.

Stockholders who elect to receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who receive their distributions in cash. See “Distribution Reinvestment Plan.”

Investment Advisory Agreement	Under the Investment Advisory Agreement, we will pay NexPoint Advisors a base management fee and an incentive fee for its services.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds, which equals the “total assets” line on our Statement of Assets and Liabilities.

NexPoint Advisors may, from time to time, voluntarily waive fees under the Investment Advisory Agreement and/or the Administration Agreement. NexPoint Advisors may elect to recoup any fees voluntarily waived from and after June 10, 2016 within three years from the date that such fees were otherwise payable, provided that the recoupment by NexPoint Advisors will be limited to the amount of such voluntarily waived fees (excluding any fees that NexPoint Advisors has indicated are not subject to recoupment) and will not cause the sum of our advisory fees, administration fees, and “Other Expenses” (as defined in the expense limitation agreement), and any recoupment to exceed the annual rate of 3.40% of average gross assets.

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based and payable quarterly in arrears, will equal 20.0% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.875% quarterly (7.5% annualized) Hurdle Rate (as defined under “Fees and Expenses”) subject to a “catch-up” feature. The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind (“PIK”), interest or original issue discount) will be paid to our investment adviser only if and to the extent we actually receive such interest in cash. We will reverse any such accrued incentive fees if and to the extent such accrued interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will be an amount equal to 20.0% of our cumulative aggregate realized capital gains from our formation through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fees. The second component of the incentive fee is not subject to any minimum return to stockholders.

Expense Limitation Agreement

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), NexPoint Advisors is contractually obligated to waive fees and, if necessary, pay or reimburse certain other expenses to limit ordinary “Other Expenses” (defined below) for the fiscal year to 1.0% of the quarter-end value of our gross assets through April 30, 2017. Under the Expense Limitation Agreement, “Other Expenses” are all expenses except interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, (including litigation expenses), acquired fund fees and expenses, expenses payable under the Administration Agreement or expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies or as an incentive fee.

The Expense Limitation Agreement will automatically renew for one-year terms unless it is terminated by us or NexPoint Advisors upon 120 days’ written notice or upon termination of the Investment Advisory Agreement, which can only be terminated by terminating NexPoint Advisors. In the event that the Expense Limitation Agreement is terminated by either party, investors will likely bear higher expenses. Any fees waived or expenses reimbursed by NexPoint Advisors pursuant to the Expense Limitation Agreement are subject to possible recoupment by NexPoint Advisors within three years from the date of the waiver or reimbursement. The recoupment by NexPoint Advisors will be limited to the amount of previously waived fees or reimbursed expenses and cannot cause our expenses to exceed any expense limitation in place at the time of recoupment or waiver.

Possible Non-Publicly Offered Status

If for any taxable year we were not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B), certain of our direct and indirect expenses, including the Management Fee, the Incentive Fee and certain other advisory expenses, would be subject to special “pass-through” rules. Such rules would treat these expenses as additional dividends to certain of our direct or indirect stockholders (generally including individuals and entities that compute their taxable income in the same manner as an individual) and as deductible by those stockholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

See “The Adviser and the Administrator—Investment Advisory Agreement.”

Taxation	We have elected to be treated, and intend each year to qualify and be eligible to be treated, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. In order to qualify for the special tax treatment accorded RICs and their stockholders, we must meet certain gross income, diversification, and distribution requirements. See “Distributions” and “Tax Matters.”

If we form a REIT Subsidiary, we would intend to operate the REIT Subsidiary in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. For so long as the REIT Subsidiary qualifies as a REIT, generally, the REIT Subsidiary would not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. See “Tax Matters—REIT Subsidiary” for more information about the REIT requirements that a REIT Subsidiary would have to satisfy in order to qualify and maintain its qualification as a REIT.

If a REIT Subsidiary failed to qualify as a REIT for any taxable year and does not qualify for certain statutory relief provisions, it would be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it would generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing REIT status would reduce the REIT Subsidiary’s net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders would no longer qualify for the dividends paid deduction, and the REIT Subsidiary would no longer be required to make distributions equal to at least 90% of its taxable income. If a REIT Subsidiary failed to qualify as a REIT, it might be required to borrow funds or liquidate some of its investments in order to generate funds with which to pay any resulting entity-level tax.

Leverage	As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.” and “Discussion of Operating Plans.”

Distribution Reinvestment Plan	We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our Board authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.

We expect to coordinate distribution payment dates so that the same price that is used for the weekly closing date immediately before such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 92% of the price at which common shares are sold in the offering at the last weekly closing of the month, and such price may represent a premium to our NAV. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Administration Agreement	We have entered into an administration agreement (the “Administration Agreement”) with NexPoint Advisors under which we have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. To the extent that NexPoint Advisors outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to NexPoint Advisors. In no event, however, will we reimburse NexPoint Advisors under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. See “The Adviser and the Administrator—Administration Agreement.”

Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. See “Description of Capital Stock.” In addition, our Board is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Capital Stock.”

Custodian and Transfer Agent	State Street Bank and Trust Company (“State Street”) serves as our custodian, and DST Systems, Inc. serves as our transfer and distribution paying agent and registrar. See “Custodian, Transfer Agent, Distribution Paying Agent and Registrar.”

Additional Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov.

Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.NexPointCapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at: 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Investor Relations, or by telephone at (855) 498-1580.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “NexPoint Capital,” or that “we” will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)(1)
Sales load(2)	8.0%
Offering expenses(3)	1.0%
Total stockholder transaction expenses	9.0%
Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(4)	[3.00	]%
Incentive fees payable under our Investment Advisory Agreement (20.0%)(5)	0.00%
Interest payments on borrowed funds(6)	[	]%
Other expenses (7)	[	]%

Total Annual Expenses	[	]%
Less: Fee waivers and expense reimbursement(8)	[( %	)]
Total annual expenses after fee waivers and expense reimbursement	[	]%

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) a 8.0% sales load (underwriting discounts and commissions) and offering expenses totaling $10 or 1.0%, (2) total annual expenses of [    ]% of net assets attributable to our common stock as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursement of [    ]% of net assets for the one-year period and the first year of the three-, five-, and ten-year periods.

	1 Year			3 Years			5 Years			10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)(1)	$	[	]	$	[	]	$	[	]	$	[	]
Assuming a 5% annual return (assumes return is attributable to realized capital gains upon which NexPoint Advisors earns an incentive fee)(1)	$	[	]	$	[	]	$	[	]	$	[	]

This example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

The example assumes that no dividends or distributions are reinvested. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we had an annual return of less than 5% on net investment income, the incentive fee under our Investment Advisory Agreement would not be earned or payable. If our annual return derived entirely from net realized gains from our inception to date, our expenses, and returns to investors, would be higher. The increased expense to investors in this scenario would result from the fact that incentive fees based on capital gains are not subject to a hurdle rate. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by an amount equal to 92% of the price at which common shares are sold in the offering at the last weekly closing of the month. See “Distribution Reinvestment Plan” for more information regarding our distribution reinvestment plan.

(1)	The following assumes that the registration statement of which this prospectus forms a part is declared effective by the SEC and the amounts shown under “Stockholder transaction expenses” and “Annual expenses” and in the example assume that we sell $[ ] million worth of shares of our common stock during the year ending December 31, 2017, that our net offering proceeds from such sales equal $[ ] million, that our average net assets during such period equal one-half of the net offering proceeds, or $[ ] million, and that we borrow funds equal to [33]% of our average net assets during such period, or $[ ] million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. If we are unable to raise $[ ] million during the year ending December 31, 2017, our expenses as a percentage of the offering price may be significantly higher. There can be no assurance that we will sell any particular amount of our common stock during the year ending December 31, 2017.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 1.0%. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum amount permitted by FINRA. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors may pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering. These amounts are reflected as offering expenses in the table above.

(3)	Amount reflects estimated offering expenses to be paid by us of $[ ] if we raise $[ ] million in gross proceeds.

(4)

Our base management fee is calculated at an annual rate of 2.0%, is based on the average value of our gross assets (including cash and cash equivalents and assets acquired using borrowings for investment purposes) and is payable quarterly in arrears. See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee.” For purposes of calculating our adjusted average gross assets, we expect to recognize any interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Because the base management fee is based on our gross assets, when we utilize leverage, the base management fee as a percentage of the net assets attributable to common stock will increase. Net assets equals adjusted gross assets less any outstanding liabilities and outstanding borrowings. For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 2.0% as set forth in the Investment Advisory Agreement. The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our gross assets. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval.

The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The base management fee in the table above assumes borrowings to fund investments of approximately $[    ] million at the end of the first 12 months.

(5)	We anticipate that we may have capital gains and interest income that result in the payment of an incentive fee to NexPoint Advisors in the following twelve months. However, the incentive fee payable to NexPoint Advisors is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this table and if such fee were to be paid, expenses would be higher. Any incentive fee payable to NexPoint Advisors will not be subject to the Company’s Expense Limitation Agreement. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of two components. The first component, which we refer to as the income incentive fee, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The second component of the incentive fee, which we refer to as the capital gains incentive fee, will be an incentive fee on capital gains earned on liquidated investments from our portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. See “The Adviser and the Administrator—Investment Advisory Agreement—Incentive Fee” for a full explanation of how this incentive fee is calculated. Because the example above assumes a 5.0% annual return, the incentive fee under the Investment Advisory Agreement would not be payable in the following twelve months. As of the date of this prospectus, we have not paid any incentive fees to NexPoint Advisors.

(6)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to [33]% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is [ ]%. Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions. We do not plan to issue preferred stock during the next twelve months.

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation for administrative personnel and fees payable to our independent directors.

(8)	Pursuant to an expense limitation agreement, NexPoint Advisors is contractually obligated to waive fees and, if necessary, pay or reimburse certain other expenses to limit the ordinary “Other Expenses” in this table to 1.0% of the quarter-end value of our gross assets through the one year anniversary of the effective date of the registration statement of which this prospectus forms a part. The obligation does not extend to interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, Acquired Fund Fees and Expenses, expenses payable under the Administration Agreement or expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies or as an incentive fee. The obligation will automatically renew for one-year terms unless it is terminated by us or NexPoint Advisors upon written notice within 60 days of the end of the current term or upon termination of the Investment Advisory Agreement. There can be no assurance that the expense limitation agreement will be renewed. In the event that the expense limitation agreement is terminated by either party, investors will likely bear higher expenses. The expense limitation agreement provides that we will carry forward the amount of any foregone fees or “other expenses” paid, absorbed or reimbursed by our investment adviser (the “Excess Expenses”), for a period not to exceed three years from the end of the fiscal quarter in which such fees are foregone or expense is incurred by our investment adviser (the “Recoupment Period”) and that our investment adviser is entitled to recoup from us the amount of such Excess Expenses during the Recoupment Period to the extent that such recoupment does not cause our “other expenses” plus recoupment to exceed the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

In addition, pursuant to the Administration Agreement, we will only reimburse NexPoint Advisors for our allocable portion of overhead and other expense incurred by NexPoint Advisors in performing its obligations under the Administration Agreement up to a maximum amount of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies are not subject to this cap on reimbursement. Reimbursement to NexPoint Advisors under the Administration Agreement will be at cost, with no mark-up paid by us.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager receives compensation and reimbursement for services relating to this offering, and we will compensate our investment adviser for the investment and management of our assets. All of the items of compensation, fees, expense reimbursements and other payments that we pay or expect to pay to the dealer manager and the investment adviser for services relating to this offering and the investment and management of our assets are included in the table below. Each of these items will be borne directly or indirectly by investors in this offering. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the income incentive fee and capital gains incentive fee are calculated, see “The Adviser and the Administrator—Investment Advisory Agreement.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($[ ])(1)
Fees to the Dealer Manager
Sales Load

Selling commissions(2)	7.0% of gross proceeds from this offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$[ ]

Dealer manager fee(2)	Up to 1.0% of gross proceeds from this offering; all or a portion of which may be re-allowed to selected broker-dealers.	$[ ]

Other organization and offering expenses(3)	We will reimburse NexPoint Advisors for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the organizational and offering expenses borne by us to exceed 1.0% of the gross proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $[ ], or 1.0% of the gross proceeds, if we use the maximum amount offered.	$[ ]

Investment Adviser Fees

Base management fee	The base management fee is calculated at an annual rate of 2.0% of our average gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and payable quarterly in arrears.	$[ ]

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($[ ])(1)

Income incentive fee

Income incentive fee will be calculated and payable quarterly in arrears, commencing with the quarter ending September 30, 2014, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

1.      no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.875% (7.5% annualized)(4);

2.      100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.34375%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.34375% in any calendar quarter, our investment adviser will receive 20.0% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply;

3.      and 20.0% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser.

We have not accrued for any incentive fee as of the date of this prospectus. We will disclose the amount of the income incentive fee, if any, in our quarterly and annual reports filed with the SEC under the Exchange Act.

For purposes of this fee, Pre-Incentive Fee Net Investment Income means in each case on a consolidated basis interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($[ ])(1)

Capital Gains Incentive Fee	The capital gains incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement), and will be an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	We have not accrued for any incentive fee as of the date of this prospectus. We will disclose the amount of any incentive fee on capital gains earned on our investments, if any, in our quarterly and annual reports filed with the SEC under the Exchange Act.

Administration Fee

Administration fee	We will reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. In no event, however, will we reimburse NexPoint Advisors under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies on our behalf are not subject to this cap on reimbursement.	$[ ]

(1)	Assumes all shares are sold at the current offering price of $[ ] per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our NAV.
(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organizational and offering expense reimbursement consists of costs incurred by NexPoint Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of NexPoint Advisors employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by NexPoint Advisors. NexPoint Advisors will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.0% of the gross proceeds from this offering, without recourse against or reimbursement by us.

(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to NexPoint Advisors.

Certain of the advisory fees payable to NexPoint Advisors are not based on the performance of our investments. See “The Adviser and the Administrator—Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to NexPoint Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

RISK FACTORS

Before you invest in our shares you should be aware of various risks associated with an investment in shares of our common stock, as well as risks generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we do not expect to be material also may materially adversely affect our business, financial condition and/or results of operations. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Relating to our Business and Structure

Operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to certain other investment vehicles managed by NexPoint Advisors and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or “thinly” traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. In addition, qualification for the special tax treatment accorded a RIC and its stockholders requires satisfaction of source-of-income, asset diversification and distribution requirements. NexPoint Advisors has limited experience operating under the constraints applicable to a company that has elected to be treated as a business development company under the 1940 Act; this may hinder its ability to take advantage of attractive investment opportunities and to achieve our investment objective. As a result, we cannot assure you that our investment adviser will be able to operate our business successfully under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements for qualifying to be treated as a RIC, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to do so on favorable terms, or at all. For example, we may have difficulty finding a buyer and, even if we do find a buyer, we may have to sell such investments for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of NexPoint Advisors and its affiliates.

We are an externally managed business development company and therefore we do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of our investment adviser to achieve our investment objective. We expect that our investment adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

We depend upon the senior professionals of our investment adviser to maintain relationships with potential sources of lending opportunities, and we intend to rely heavily upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. We do not intend to purchase any “key person” insurance coverage respecting such investment personnel. If these individuals do not maintain their existing relationships with our investment adviser, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of our investment adviser have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

If our investment adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend upon our ability to manage and grow our business. This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon our investment adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our investment adviser will have substantial responsibilities under the Investment Advisory Agreement. The personnel of our investment adviser are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which could distract them, divert their time and attention such that they could no longer dedicate a significant portion of their time to our businesses or otherwise slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

An investment in our shares is not an investment in existing funds, accounts or other investment vehicles managed by NexPoint Advisors or its affiliates. Our performance, therefore, is distinct from the prior performance of such entities.

Our primary focus in making investments generally differs from that of existing investment funds, accounts or other investment vehicles that are or have been managed or sponsored by NexPoint Advisors or its affiliates. In addition, investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed or sponsored by NexPoint Advisors or its affiliates. While we may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed or sponsored by NexPoint Advisors or its affiliates, our ability to make such investments will be limited by the 1940 Act, including, potentially, requiring the prior approval of our independent directors and, in some cases, SEC exemptive relief. We, Highland and NexPoint Advisors have obtained an exemptive order dated April 19, 2016 from the SEC to permit co-investments among the Company and other accounts managed by NexPoint Advisors or its affiliates, subject to certain conditions.

We also cannot assure you that we will replicate the historical results achieved by NexPoint Advisors or its affiliates, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments we plan to make in middle-market companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities increases, alternative investment vehicles, such as hedge funds, may invest in middle-market companies. As a result of these new entrants, competition for investment opportunities in middle-market companies may intensify. Many of our potential competitors are substantially larger and have access to considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us, which could allow them to offer more favorable terms to borrowers. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

The global capital markets are in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

Beginning in 2007, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived to be risk free, such as U.S. Treasuries, as well as a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the syndicated loan market. These events were accompanied by the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of certain major financial institutions. These events contributed to a worsening of general economic conditions that materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions may return or worsen in the future, including as a result of actions of the U.S. government, such as spending cuts, shutdowns or other similar actions.

Since 2010, several European Union countries, including Greece, Spain, Italy, Portugal and Ireland, have faced severe budget issues, some of which are disrupting the economies of those countries and other European Union countries. There have been significant concerns about national-level support for the euro and the coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”)-member countries, and these concerns may persist or worsen. It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. In June 2016, the United Kingdom approved a referendum to leave the EMU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Any return of the U.S. or global economic downturn or a recession period in the United States could adversely impact our investments. In addition, social and political tensions and conflict around the world, and particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainty or deterioration in the United States and worldwide. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets, the global economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so, and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to certain limited exceptions, as a business development company, we are not generally able to issue and sell our common stock at a price below NAV per share without first obtaining approval for such issuance from our stockholders and independent directors. In addition, the debt capital that will be available to us, if at all, may be at a higher cost and on terms and conditions that may be less favorable than we expect, which, if incurred, could negatively affect our financial performance and results in the future. In addition, the portfolio companies in which we invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition, as we could experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations. Another prolonged period of market illiquidity may also cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition and results of operations.

Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Capital markets volatility also affects our investment valuations. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

We have elected to be treated as a RIC. If we fail to qualify for treatment as a RIC, we will, among other things, be subject to corporate-level income tax.

We have elected to be treated as a RIC under Subchapter M of the Code and intend each year to qualify and to be eligible to be treated as such. To qualify for the special tax treatment accorded RICs and their stockholders, we must meet certain source-of-income, asset diversification and annual distribution requirements. A RIC generally is not subject to tax at the corporate level on income and gains from investments that are timely distributed to stockholders. Our ability to pursue our investment strategy, including a strategy focused on investments in CLOs, certain debt instruments, certain derivative instruments and the generation of fee income, may be limited or adversely affected by our intention to qualify as a RIC and our strategy may bear adversely on our ability to so qualify. Our failure to qualify as a RIC would result in, among other things, corporate-level taxation, and consequently, a reduction in the value of an investment in our shares. See “Tax Matters” for more information about the tax consequences of not qualifying as a RIC.

Failure to qualify as a RIC.

If, for any taxable year, we were to fail to meet the income, diversification or distribution tests described above, we could in some cases cure such failure, including by paying a corporate-level tax, paying interest, making additional distributions or disposing of certain assets. If we were ineligible to or otherwise did not cure any such failure for any year, or if we were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, we would be subject to tax on our taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to stockholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate stockholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of stockholders taxed at individual rates, provided, in both cases, the stockholder met certain holding period and other requirements in respect of our shares (as described below in “Tax Matters”). In addition, we might be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Tax Matters” for more information about the tax consequences of not qualifying as a RIC.

Our distributions may exceed our net investment income, particularly during any period before we have substantially invested the net proceeds from our public offering. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. As a result, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets.

A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to our investment adviser. Although a return of capital is not currently taxable, it will lower your tax basis in your shares, which may increase your taxable gain or decrease your taxable loss in connection with a sale of our shares.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Accordingly, in order to qualify for the special tax treatment accorded RICs and their stockholders, we may be required to distribute income accrued prior to the our receipt of cash and thus we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet distribution requirements. See “Tax Matters” for more information.

We may retain a portion of our earnings and be subject to excise tax on such earnings.

If we fail to distribute in a calendar year at least an amount equal to the sum of 98% of our ordinary income for such year and 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (unless an election is made to use our fiscal year), plus any such undistributed income from the prior year, we will be subject to a nondeductible 4% excise tax on the undistributed amounts. We reserve the right to pay the excise tax when circumstances warrant. See “Tax Matters” for more information.

Potential tax consequences if we were not a “publicly offered” RIC

If for any taxable year we were not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B), certain of our direct and indirect expenses, including the Management Fee, the Incentive Fee and certain other advisory expenses, would be subject to special “pass-through” rules. Such rules would treat these expenses as additional dividends to certain of our direct or indirect stockholders (generally including individuals and entities that compute their taxable income in the same manner as an individual) and as deductible by those stockholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

To qualify for the special tax treatment accorded to RICs and their stockholders, we must, among other things, distribute to our stockholders with respect to each taxable year at least 90% of the sum of our “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (the excess of our gross tax-exempt interest over certain disallowed deductions), for such year, in a manner qualifying for the dividends paid deduction. If we were not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B) for any taxable year, such status would potentially render distributions under our distribution reinvestment plan non-deductible, which would bear adversely on our ability to satisfy the distribution requirements to qualify as a RIC accorded special tax treatment for such year.

If we make loans to borrowers that include PIK interest or accretion of original issue discount provisions, this could increase the risk of default by our borrowers.

Some of the loans we make or acquire may provide for the payment by borrowers of PIK interest or accreted original issue discount at maturity. Such loans have the effect of deferring a borrower’s payment obligation until the end of the term of the loan, which may make it difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us. Particularly in a rising interest rate environment, loans containing PIK and original issue discount provisions can give rise to negative amortization on a loan, resulting in a borrower owing more at the end of the term of a loan than what it owed when the loan was originated. Any such developments may increase the risk of default on our loans by borrowers.

Any PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to our investment adviser.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to our investment adviser is based on the value of our consolidated gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us regardless of whether the PIK interest income is ever realized. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our investment adviser.

Regulations governing our operation as a business development company will affect our ability to raise, and the way in which we raise, additional debt or equity capital.

We expect that we will require a substantial amount of capital in addition to the net proceeds of this offering. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness.

Senior Securities. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Additional Common Stock. Our Board may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current NAV. We may, however, issue or sell our common stock at a price below the current NAV of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our Board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within 12 months prior to such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the fair value of such securities. We also may conduct rights offerings at prices per share less than the NAV, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the ownership percentage of our stockholders at that time would decrease, and our stockholders may experience dilution.

If we enter into securitization transactions, we may be subject to additional risks

In addition to issuing securities to raise capital as described above, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would have no direct ability to enforce the payment obligations on the loans contributed to the securitization vehicle. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid. Any fee payable under any servicing or collateral management agreement in respect of the securitization would be offset in an amount equal to the base management fee payable under the Investment Advisory Agreement.

As part of the securitization transaction, we would likely enter into an agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the securitization vehicle in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold.

The structure of a securitization transaction is intended to prevent, in the event of our bankruptcy, the consolidation of the securitization vehicle with our operations. If the true sale of these assets were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the securitization vehicle for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the securitization transaction, which would equal the full amount of debt of the securitization vehicle reflected on our consolidated balance sheet.

Recourse to us by the securitization vehicle would be limited and generally consistent with the terms of other similarly structured finance transactions. In a securitization transaction, we would sell and/or contribute to the securitization vehicle all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in the securitization agreement. This transfer would be structured by its terms to provide limited recourse to us by the securitization vehicle relating to certain representations and warranties with respect to certain characteristics including title and quality of the portfolio loans that were transferred to the securitization vehicle. If we breached these representations and warranties and such breach materially and adversely affected the value of the portfolio loans or the interests of holders of notes issued by the securitization vehicle, then we could be required to (a) cure such breach in all material respects, (b) repurchase the portfolio loan or loans subject to such breach or (c) remove the portfolio loan or loans subject to such breach from the pool of loans and other assets held by the securitization vehicle and substitute a portfolio loan or loans that meet the requirements of the securitization documents. This repurchase and substitution obligation of us would constitute the sole remedy available against us for any breach of a representation or warranty related to the portfolio loans transferred to the securitization vehicle.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. We expect to incur leverage through a credit facility and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. On January 6, 2015, we entered into a senior, secured revolving credit facility with State Street, as lender and agent, as amended by Amendment No. 1, dated as of January 5, 2016, and Amendment No. 2, dated as of January 3, 2017 (the “Credit Facility”). Under the Credit Facility, State Street has agreed to extend credit to us in an aggregate principal amount of up to $25 million, subject to borrowing base availability and restrictions on our total outstanding debt. The Credit Facility matures on March 20, 2017. Although we are seeking a longer term solution for the Credit Facility or to enter into a new credit facility with another credit provider, no assurance can be given that we will be able to do so on terms comparable to those of the Credit Facility, or at all. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our investment adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt at a time when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit on terms acceptable to us or at all.

In addition, the terms of any credit facility and other indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to qualify for the special tax treatment accorded RICs and their stockholders under the Code. Furthermore, the terms of any credit facility and other indebtedness that we incur in the future may contain various covenants which, if not complied with, could accelerate repayment, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

The following table is designed to illustrate the effect on the return to a holder of the Company’s common stock of leverage in the amount of approximately 30% of the Company’s total assets, assuming hypothetical annual returns of the Company’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases when the return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%

Corresponding return to common stockholder	-15.1%	-8.0%	-0.8%	6.3%	13.5%

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements. A repurchase agreement is an agreement by a bank or other financial institution to buy securities or another asset with a corresponding agreement that it will resell these same securities or assets to the same seller for an agreed-upon price on a certain day (often the next day). A reverse repurchase agreement is the same as a repurchase agreement, but from the perspective of the buyer rather than the seller. Under a reverse repurchase agreement, we will pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly release our collateral.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but we will remain obligated to repurchase pursuant to the terms of the repurchase agreement.

In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged.

Reverse repurchase agreements are considered leverage under the 1940 Act. We may “set aside” liquid assets, or engage in other appropriate measures, to “cover” obligations with respect to transactions in reverse repurchase agreements. As a result of such segregation, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and our use of leverage through reverse repurchase agreements will not be limited by the 1940 Act.

We are exposed to risks resulting from the current low interest rate environment.

Since we will borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. The current, historically low interest rate environment can, depending on our cost of capital, depress our net investment income, even though the terms of our investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay dividends. Any such developments would result in a decline in our NAV and in the trading price of our common stock.

When interest rates increase, floating rate interest rate reset features on debt instruments may make it more difficult for borrowers to repay their loans, and separately, will make it easier for NexPoint Advisors to meet its income incentive fee threshold without any additional effort.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, particularly since our strategy includes investments in floating rate loans. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to the NexPoint Advisors with respect to Pre-Incentive Fee Net Investment Income.

There is also a risk that our borrowers will be unable to pay escalating interest amounts if general interest rates rise, resulting in a default under their loan documents with us. This could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, increasing payment obligations under floating rate loans may cause borrowers to refinance or otherwise repay our loans earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. We expect that many of our debt investments will include floating interest rates that reset on a periodic basis and typically do not require the borrowers to pay down the outstanding principal of such debt prior to maturity. These features of our debt investments will increase our risk of losing a substantial amount of our investments if borrowers are unable to pay the increased interest resulting from these reset provisions or if borrowers are unable to repay or refinance their debts at maturity.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we lose our status as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. For example, if we were to be regulated as a closed-end investment company under the 1940 Act, we would be further limited in the amount of leverage we could incur and would face additional restrictions governing our ability to engage in transactions with our affiliates.

Since we intend to use debt to finance our investments, and we may use debt financing subsequent to this offering, changes in interest rates may affect our cost of capital and net investment income.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such periods, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission (the “CFTC”) unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with our investment adviser, there may be times when our investment adviser has interests that differ from those of our stockholders, giving rise to a conflict of interest.

There are conflicts of interest related to the obligations of NexPoint Advisors or its affiliates to other clients.

Our investment adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those other entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the investment adviser and its affiliates. Our investment objective may overlap, in part or in whole, with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts of interest in the allocation of investment opportunities among us and other investment funds, accounts or other investment vehicles advised by our investment adviser or its affiliates. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

Where we are able to co-invest consistent with the requirements of the 1940 Act and SEC exemptive relief, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination and the requirements of the exemptive relief. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy and exemptive relief further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities.

Our investment adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to public companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our investment adviser will benefit if and when we issue additional equity, incur debt or use leverage. The use of leverage will increase the likelihood of default under any credit facility or other debt instruments we enter into, which would disfavor the holders of our common stock, including investors in this offering.

Under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser determines when a holding is sold, our investment adviser controls the timing of the recognition of such capital gains. Our Board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment adviser or its affiliates may from time to time have interests that differ from those of our stockholders.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our investment adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The Investment Advisory Agreement and the Administration Agreement with NexPoint Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as they might be had they been negotiated with an unaffiliated third party. In addition, in deciding whether and how vigorously to enforce our rights and remedies under these agreements, our Board may, to the extent consistent with applicable law, take into account the value to us of our relationship with NexPoint Advisors and its affiliates.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, of the SEC. Among others, any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our Independent Directors and/or appropriate exemptive relief from the SEC. Our investment adviser and its affiliates, including persons that control, are controlled by, or are under common control with, us or our investment adviser, may also be considered our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without the prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. In addition, we, Highland and NexPoint Advisors have obtained an exemptive order dated April 19, 2016 from the SEC to permit co-investments among the Company and other accounts managed by NexPoint Advisors or its affiliates, subject to certain conditions.

We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of our investment adviser and its affiliates, as amended and approved by the Board from time to time. We expect that allocation determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. These allocation policies and procedures are intended to assist NexPoint Advisors and its affiliates in ensuring that investment opportunities will be allocated to us fairly and equitably.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, our investment adviser and its affiliates will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will generally be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need capital to fund growth in our investment portfolio in addition to the net proceeds of this offering. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to qualify for the special tax treatment accorded RICs and their stockholders. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

There will be uncertainty as to the value of our portfolio investments, and the valuation process for many of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments will take the form of securities that are not publicly traded. Market quotations for securities and other investments that are not publicly traded may not be readily available, and we value these securities at fair value as determined in good faith by our Board, a committee thereof or by NexPoint Advisors, pursuant to board-approved procedures, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Discussion of Operating Plans—Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are expected to be classified as Level 3 under Accounting Standards Codification (“ASC”), Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments requires significant management judgment or estimation.

Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to review the valuation of these securities periodically. The types of factors that may be taken into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The participation of our investment adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser of any members of our Board who are interested persons of NexPoint Capital, as defined in the 1940 Act, could result in a conflict of interest as the management fee paid to our investment adviser is based, in part, on our consolidated gross assets.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the senior securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, in July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing or removing regulations that will continue for several years following its enactment. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses we hold for the conduct of our business and may be subject to civil fines and criminal penalties. Significant uncertainty currently exists in the market regarding the ramifications of any repeal or reform of certain parts of the Dodd-Frank Act, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions and since our shares are not expected to be listed on a national securities exchange for the foreseeable future, stockholders will be limited in their ability to sell their shares in response to any changes in our investment objective, operating policies and strategies.

We will incur significant costs as a result of being a public company.

As a public company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other laws, rules and regulations, including those implemented by the SEC.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware (“DGCL”), contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with interested stockholders, as that term is defined in Section 203 of the DGCL, unless our directors or stockholders approve the business combination in the prescribed manner. Our Board will adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board to classify or reclassify shares of our unissued preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, in accordance with the requirements of Section 242 of the DGCL, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

Our investment adviser can resign on 120 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

NexPoint Advisors has the right to resign under the Administration Agreement, whether we have found a replacement or not. If NexPoint Advisors resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by NexPoint Advisors. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), signed into law on April 5, 2012. We will remain an emerging growth company until the earliest of:

•	the last day of our fiscal year ending December 31, 2019;

•	the last day of our fiscal year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; and

•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, as of the last business day of our prior second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

We intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. Once we no longer qualify as an emerging growth company, Section 404 of the Sarbanes-Oxley Act will generally require an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We depend on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect our ability to pay dividends to our stockholders.

Our business depends on the communications and information systems of NexPoint Advisors. In addition, certain of these systems are provided to NexPoint Advisors by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

Cyber-attacks, disruptions, or failures that affect our service providers or counterparties may adversely affect us and our stockholders, including by causing losses for us or impairing our operations. For example, our or our service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private stockholder information or confidential information, interfere with the processing of stockholder transactions, impact the ability to calculate our NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject us or our service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While we and our service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of our investments, which could have material adverse consequences for such issuers, and may cause our investments to lose value. In addition, cyber-attacks involving our counterparty could affect such counterparty’s ability to meet its obligations to us, which may result in losses to us and our stockholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in us being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. We cannot directly control any cybersecurity plans and systems put in place by its service providers, our counterparties, issuers in which we invest, or securities markets and exchanges.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the value of our portfolio and our ability to pay dividends to our stockholders.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our Board may decide in the future to pursue exemptive relief from the SEC in order to internalize our management functions. If we do so, we may elect to negotiate to acquire NexPoint Advisors’ assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interest as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to NexPoint Advisors under the Investment Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are being paid by NexPoint Advisors or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment in us. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to NexPoint Advisors, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by NexPoint Advisors and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a standalone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Internalization transactions have also, in some cases, been the subject of litigation. Even if these claims are without merit, we could be forced to spend significant amounts of money defending such claims, which would reduce the amount of funds we have available for investment in targeted assets.

We, through our investment in a REIT Subsidiary, may be subject to the risks associated with investing in real estate-related securities.

We may form a REIT Subsidiary that is generally subject to the same investment policies and restrictions as we are. NexPoint Advisors would not charge an additional fee on assets held in the REIT Subsidiary. We intend to limit investments in a REIT Subsidiary and related entities to the extent necessary to qualify as a RIC for tax purposes. In general, and subject to certain exceptions not applicable here, a RIC is not permitted to invest, including through corporations in which the RIC owns a 20% or more voting stock interest, more than 25% of its total assets in any one issuer, or in any two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Investments in REITs such as the REIT Subsidiary may be affected by changes in the real estate markets generally as well as changes in the values of the specific properties owned by a REIT or securing the mortgages owned by the REIT. REITs are dependent upon the management skill and abilities of those persons or entities responsible for managing their investments. REITs are by definition not diversified as their permitted investments are significantly limited by the provisions of the Code.

Because of the minimum distribution requirements imposed by the Code, REITs tend be dependent on the acquisition of assets with high positive cash flows. The minimum distribution requirements also tend to limit the degree to which REITs can retain and redeploy capital. REITs are particularly vulnerable to defaults by their borrowers and there are significant limitations on their ability to realize income from property acquired as a result of foreclosure. REITs investing in healthcare properties are subject to complex rules on how they can acquire and operate those properties while maintaining their REIT status.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in debt investments and to a lesser extent, selected equity investments in middle-market healthcare companies. The portfolio companies in which we invest may have, or may be permitted to incur, other debt ranking equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to repay its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Derivative Transactions. We may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments we can make. We may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the NexPoint Advisors to be in our best interest, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes (collectively, “Derivative Transactions”). We may use any or all types of Derivative Transactions which we are authorized to use at any time; no particular strategy will dictate the use of one type of Derivative Transaction rather than another, as use of any authorized Derivative Transaction will be a function of numerous variables, including market conditions. Derivative Transactions involve certain risks and special considerations. Risks of Derivative Transactions include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on NexPoint Advisors’ ability to predict pertinent market movements. Because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement may not only result in the loss of the entire investment, but may also expose us to the possibility of a loss exceeding the original amount invested. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that it might otherwise sell. The use of foreign currency transactions can result in our incurring losses as a result of the imposition of exchange controls, the suspension of settlements or our inability to deliver or receive a specified currency. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to us for investment purposes.

If a put or call option purchased by us is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), we will lose our entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, we might be unable to exercise an option we had purchased. If we were unable to close out an option that we had purchased on a security, we would have to exercise the option in order to realize any profit or the option may expire worthless.

In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict our ability to engage in derivatives transactions or so increase the cost of derivatives transactions that we would be unable to implement our investment strategy.

Our Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether we have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain our qualification as a RIC and avoid Company-level U.S. federal income or excise taxes. Our investments in derivative instruments may be limited by our intention to qualify for treatment as a RIC and could adversely affect our ability to so qualify.

Secured Loans. When we extend first lien senior secured, second lien senior secured and unitranche loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien loans, our lien may be subordinated to claims of other creditors and, in the case of second lien loans, our lien will be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

The rights we may have with respect to the collateral securing loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations benefiting from first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to commence enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Mezzanine Loans. Our mezzanine investments will generally be subordinated to senior loans and will generally be unsecured. This may result in greater risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “Risk Factors—Risks Relating to our Business and Structure—We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since we generally will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans. We can offer no assurance that the proceeds, if any, from sales of collateral securing other loans of a portfolio company would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We expect in the future to invest in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as ‘junk bonds,’ are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Equity Investments. We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with middle-market companies.

Investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally, little public information exists about these companies, and we are required to rely on our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and, therefore, we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Our election to be treated as and intention to qualify and be eligible to be treated as a RIC, however, has its own diversification requirement. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence, particularly those that affect issuers in the healthcare industry, than a diversified investment company.

Our portfolio may be concentrated in a limited number of portfolio companies, industries and/or sectors, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry or sector.

Our portfolio may be concentrated in a limited number of portfolio companies, industries and/or sectors. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements of a credit facility or other agreements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, our investments may be concentrated in relatively few industries or sectors. As a result, a downturn in any particular industry or sector in which we are invested could also significantly impact the aggregate returns we realize.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Furthermore, substantially all of our investments in private companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company or if an investment is held by one of our subsidiaries and is subject to contractual limitations on sale, such as the limitations on transfer of assets under certain circumstances under a credit facility. These and similar risks may also be applicable to thinly-traded companies in which we may invest.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board, a committee thereof, or NexPoint Advisors pursuant to board-approved policies and procedures. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments, among others:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

NexPoint Advisors may effectuate short sales that subject us to unlimited loss potential.

NexPoint Advisors may enter into transactions in which it sells a security it does not own, which we refer to as a short sale, in anticipation of a decline in the market value of the security. Short sales for our account theoretically will involve unlimited loss potential since the market price of securities sold short may continuously increase. Under adverse market conditions, NexPoint Advisors might have difficulty purchasing securities to meet short sale delivery obligations and may have to cover short sales at suboptimal prices.

Our investments in the healthcare industry are subject to numerous risks, including competition, extensive government regulation and commercial difficulties.

Our investments in portfolio companies in the healthcare industry, particularly the pharmaceuticals, devices, life sciences and facilities sub-sectors are subject to numerous risks. The successful and timely implementation of the business model of our healthcare portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by pharmaceuticals, devices, life sciences and facilities companies in the healthcare industry requires significant research and development, clinical trials and regulatory approvals.

The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the United States and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies by increasing their compliance and other costs of doing business, requiring significant systems enhancements, or rendering their products or services less profitable or obsolete. In particular, the Food and Drug Administration (“FDA”), has established regulations, guidelines and policies to govern the development and approval of pharmaceuticals and medical devices, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials. Also, any potential repeal and replace or overhaul to the Affordable Care Act may have adverse effects on certain healthcare sub-sectors due to changes in payer-mix, patient volumes, as well as other changes to the current law.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans and increase our costs, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and otherwise harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from making new investments, increase credit losses and harm our operating results, which could have an adverse effect on our results of operations.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds of the holders of commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. For example, in many cases, our investments may represent less than the amount of associated indebtedness sufficient to compel such actions or represent subordinated debt which is precluded from acting and, consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness (excluding amounts held by us) desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

We intend to invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our financial results may be affected adversely if one or more of our equity or mezzanine debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We intend to invest in the equity and mezzanine trances in CLOs, which involve a number of significant risks. CLOs are typically highly levered, and therefore the equity and mezzanine tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we intend to make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and mezzanine tranches of CLOs will be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and mezzanine debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the loans underlying the CLOs in which we invest.

Certain tax consequences of our investments

There are various tax risks with respect to some of our investments, including but not limited to, the risks discussed below. For more information on tax risks, see “Tax Matters.”

Some of our investments outside the United States, including our CLO investments, may be treated as investments in passive foreign investment companies (“PFICs”), as defined below, and could subject us to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to our stockholders. However, we may elect to avoid the imposition of that tax. For example, we may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case we will be required to include our share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, we may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though we had sold (and, solely for purposes of this mark-to-market election, repurchased) our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation. Making either of these elections therefore may require us to liquidate other investments (including when it is not advantageous to do so) to meet our distribution requirement, which also may accelerate the recognition of gain and affect our total return. See “Tax Matters” for more information.

If we own (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we are a “U.S. Stockholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Stockholders. A U.S. Stockholder is required to include in gross income for U.S. federal income tax purposes for each taxable year of the U.S. Stockholder its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the U.S. Stockholder’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. To the extent we invest in CFCs, if any, and recognize subpart F income in excess of actual cash distributions from such CFCs, if any, we may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to our stockholders all of our income and gains and therefore to eliminate any corporate-level tax liability. See “Tax Matters” for more information.

Investments in distressed debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as whether and to what extent we should recognize market discount on these debt obligations, when we may cease to accrue interest, OID or market discount, when and to what extent we may take deductions for bad debts or worthless securities and how we should allocate payments received on obligations in default between principal and income. We will address these and other related issues when, as and if we invest in such securities, in order to seek to ensure that we distribute sufficient income to preserve our eligibility for treatment as a RIC and do not become subject to U.S. federal income or excise tax. See “Tax Matters” for more information.

Our derivative transactions, as well as any of our other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses we recognize are treated as ordinary or capital and/or as short-term or long-term, accelerate our recognition of income or gains, defer losses, and cause adjustments in the holding periods of our securities. The rules could therefore affect the amount, timing and/or character of our distributions to stockholders.

Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether we have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain our qualification as a RIC and avoid a corporate-level tax.

To qualify for the special tax treatment accorded RICs and their stockholders, we must meet certain source-of-income, asset diversification and annual distribution requirements. Our ability to pursue our investment strategy may be limited or adversely affected by our intention to qualify as a RIC and our strategy may bear adversely on our ability to so qualify.

Failure of a REIT Subsidiary to qualify and maintain its qualification as a REIT may adversely affect our operations.

We intend that any REIT Subsidiary that we create elect to be taxed as a REIT beginning with the first year in which it commences material operations. In order for a REIT Subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that may depend on various factual matters and circumstances that are not entirely within our control. We intend to cause a REIT Subsidiary to structure its activities in a manner designed to satisfy all of these requirements. However, if certain of a REIT Subsidiary’s operations were to be recharacterized by the Internal Revenue Service, such recharacterization could jeopardize its ability to satisfy all of the requirements for qualification as a REIT.

If a REIT Subsidiary fails to qualify as a REIT for any taxable year and it does do not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, a REIT Subsidiary would generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status would reduce its net earnings available for investment or distribution to us because of the additional tax liability. In addition, distributions to us would no longer qualify for the dividends paid deduction, and a REIT Subsidiary would no longer be required to make distributions. If this occurs, the REIT Subsidiary might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

In certain circumstances, a REIT Subsidiary may be subject to U.S. federal, state and local income taxes as a REIT, which would reduce our cash available for distribution to you.

We intend that any REIT Subsidiary that we create elect to be taxed as a REIT beginning with the first year in which it commences material operations. In order for a REIT Subsidiary to qualify and maintain its qualification as a REIT, it must satisfy numerous complex and detailed requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances that are summarized below.

If a REIT Subsidiary qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on that portion of its ordinary income or capital gain that it distributes currently to the Company as a stockholder, because the REIT provisions of the Code generally allow a REIT to deduct distributions paid to its stockholders. This substantially eliminates the federal “double taxation” on earnings (taxation at both the corporate level and stockholder level) that usually results from an investment in the stock of a corporation. Even if a REIT Subsidiary qualifies for taxation as a REIT, however, it will still be subject to federal income taxation in a number of circumstances:

•	It would be taxed at regular corporate rates on its undistributed REIT taxable income, including undistributed net capital gains.

•	Under some circumstances, a REIT Subsidiary may be subject to “alternative minimum tax.”

•	If a REIT Subsidiary had net income from the sale or other disposition of “foreclosure property” that was held primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, it would be subject to tax at the highest corporate rate on that income.

•	If a REIT Subsidiary had net income from prohibited transactions, the net income from each prohibited transaction generating a profit would be subject to a penal 100% tax.

•	If a REIT Subsidiary failed to satisfy either of the 75.0% or 95.0% gross income tests imposed by the Code but has nonetheless maintained its qualification as a REIT because certain conditions had been met, it would be subject to a 100% tax on an amount equal to the greater of the amount by which it failed the 75.0% or 95.0% test, as applicable, multiplied by a fraction calculated to distinguish qualifying net income from non-qualifying income.

•	If a REIT Subsidiary failed to satisfy the REIT asset tests and continued to qualify as a REIT because it met other requirements, it would have to pay a tax equal to the greater of $50,000 or the highest corporate income tax rate multiplied by the net income generated by the non-qualifying assets during the time it failed to satisfy the asset tests. If it failed to satisfy other REIT requirements (other than the gross income and asset tests), it could continue to qualify as a REIT if its failure was due to reasonable cause and not willful neglect, but would be required to pay $50,000 for each failure.

•	If a REIT Subsidiary failed to distribute during each year at least the sum of (i) 85.0% of its REIT ordinary income for the year, (ii) 95.0% of its REIT capital gain net income for such year and (iii) any undistributed taxable income from prior periods, it would be subject to a 4.0% excise tax on the excess of the required distribution over the amounts actually distributed.

•	We may cause a REIT Subsidiary to elect to retain and pay tax on its net long-term capital gain. In that case, we would be taxed on our proportionate share of undistributed long-term capital gain and would receive a credit or refund for our proportionate share of the tax paid.

•	If a REIT Subsidiary acquired any asset from a C corporation (i.e., a corporation generally subject to corporate-level tax) in a transaction in which our basis in the asset was determined by reference to the basis of the asset (or any other property) in the hands of the C corporation and it subsequently recognized gain on the disposition of the asset during the ten-year period beginning on the date on which it acquired the asset, then a portion of the gain may be subject to tax at the highest regular corporate rate, unless the C corporation made an election to treat the asset as if it were sold for its fair market value at the time of the acquisition. This is referred to as a “Built-in Gains Tax.”

•	A REIT Subsidiary’s TRSs, if any, would be subject to federal and state income tax on their respective taxable incomes. Several provisions regarding the arrangements between a REIT and its TRSs ensure that a TRS will be subject to an appropriate level of federal income taxation. For example, the Code limits the ability of a TRS to deduct interest payments made to the REIT in excess of a certain amount. In addition, the REIT must pay a 100% tax on some payments that it receives from, or on certain expenses deducted by, the TRS if the economic arrangements between a REIT Subsidiary, its tenants and the TRS are not comparable to similar arrangements among unrelated parties. Any TRS a REIT Subsidiary may utilize in the future may make interest and other payments to the REIT Subsidiary and to third parties in connection with activities related to its real estate-related investments. We cannot assure you that a REIT Subsidiary’s TRSs, if any, would not be limited in their ability to deduct interest payments made to the REIT Subsidiary. In addition, we cannot assure you that the IRS might not seek to impose the 100% tax on services performed by any such TRS for tenants of a REIT Subsidiary, or on a portion of the payments received by he REIT Subsidiary from, or expenses deducted by, any such TRS.

“Foreclosure property” for these purposes is real property and any personal property incident to such real property that: (1) is acquired by a REIT as the result of the REIT having bid in the property at foreclosure, or having otherwise acquired ownership or possession of the property by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or on a mortgage loan held by the REIT and secured by the property; (2) the related loan or lease of which was acquired by the REIT at a time when default was not imminent or anticipated; and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75.0% gross income test.

Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described below, even if the property would otherwise constitute property held primarily for sale to customers in the ordinary course of a REIT’s trade or business. We do not expect a REIT Subsidiary to receive income from foreclosure property that is not qualifying income for purposes of the 75.0% gross income test. However, if a REIT Subsidiary does acquire any foreclosure property that we believe will give rise to such income, we intend to cause the REIT Subsidiary to make an election to treat the related property as foreclosure property.

The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held primarily for sale to customers in the ordinary course of a REIT’s trade or business. Whether property is held “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances surrounding each property. We intend that a REIT Subsidiary will conduct its operations in such a manner:

•	so that no asset it owns (other than through a TRS), would be held for sale to customers in the ordinary course of its trade or business; or

•	in order to comply with certain safe harbor provisions of the Code that would prevent such treatment.

No assurance can be given that any particular property owned by a REIT Subsidiary, directly or through any subsidiary entities other than TRSs, would not be treated as property held for sale to customers in the ordinary course of our trade or business or that it could comply with those safe harbor provisions.

To qualify and maintain its qualification as a REIT, a REIT Subsidiary must meet annual distribution requirements, which may result in it distributing amounts that may otherwise be used for its operations and which could result in its inability to acquire appropriate assets.

To obtain the favorable tax treatment afforded to REITs under the Code, a REIT Subsidiary generally would be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains or distribute at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it would have to pay tax on those amounts at regular ordinary and capital gains corporate tax rates. Furthermore, if it failed to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, a REIT Subsidiary would have to pay a 4% nondeductible excise tax on the excess of the required distribution over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

These requirements could cause a REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate-related assets, and it is possible that it might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund these distributions.

The use of TRSs, which may be required for REIT qualification purposes, would increase a REIT Subsidiary’s overall tax liability and thereby reduce its cash available for distribution to its stockholders.

Some of the investments made by a REIT Subsidiary may need to be owned by, or operations may need to be conducted through, one or more TRSs. Any TRSs would be subject to U.S. federal, state and local income tax on its taxable income. The after-tax net income of the TRSs would be available for distribution to the REIT Subsidiary’s stockholders. Further, the REIT Subsidiary would incur a 100% excise tax on transactions with its TRSs that are not conducted on an arm’s-length basis. No assurance can be given that no excise tax would arise from such transactions.

Complying with REIT requirements may force a REIT Subsidiary to forgo and/or liquidate otherwise attractive investment opportunities.

To qualify and maintain its qualification as a REIT, a REIT Subsidiary would be required to meet the REIT gross income tests annually and that at the end of each calendar quarter, at least 75% of the value of its assets consists of cash, cash items, government securities and qualified real estate assets, including certain mortgage loans and certain kinds of mortgage-related securities. The remainder of its investment in securities (other than government securities, TRSs and qualified real estate assets) generally could not include more than 10% of the outstanding securities by vote or value of any one issuer. In addition, in general, no more than 5% of the value of its assets could consist of the securities (other than government securities, TRSs, and qualified real estate assets) of any one issuer. For the 2016 taxable year and the 2017 taxable year, no more than 25% of the value of its total assets could be represented by securities of one or more TRSs. For taxable years beginning after December 31, 2017, no more than 20% of the value of its total assets could be represented by securities of one or more TRSs. If a REIT Subsidiary fails to comply with these requirements at the end of any calendar quarter, it would be required to correct the failure within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions to avoid losing its REIT qualification and suffering adverse tax consequences. As a result, a REIT Subsidiary may be required to liquidate from its portfolio or not make otherwise attractive investments in order to maintain its qualification as a REIT. These actions could have the effect of reducing its income and amounts available for distribution to its stockholders.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act and SEC exemptive relief thereunder, the requirements associated with qualifying for the special tax treatment accorded to RICs and their stockholders and contractual requirements under a credit facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, or our contractual requirements or the desire to qualify for the special tax treatment accorded to RICs and their stockholders.

Because we may not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we intend to take controlling equity positions in some of our portfolio companies, we do not intend to take a controlling equity interest in all of our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by issuers of our holdings will harm our operating results.

An issuer’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such issuer’s ability to meet its obligations under the debt or equity securities that we hold. Our investments in loans of such issuers may be placed on non-accrual status under those circumstances, if principal and/or interest payments become overdue or if there is a reasonable doubt that principal or interest will be collected. We may incur expenses to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting issuer. A payment default on a loan or a default leading to the acceleration of debt of an issuer could cause the loan held by us to become, or to be deemed to be, a defaulted obligation under a credit facility. This, in turn, could result in a coverage test under a credit facility not being met and the diversion of distributions of assets to pay down debt under the credit facility rather than to make distributions. Such a default could also lead to an event of default and acceleration under a credit facility and liquidation by the related lender of the assets securing the credit facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to qualify for the special tax treatment accorded to RICs and their stockholders, or at all, and could have a material adverse effect on our business, financial condition and results of operations. Investments in issuers that are in default or that have been placed on non-accrual status have in the past represented and may in the future represent a significant portion of our portfolio.

Our investment adviser’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment adviser will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our Board in following or declining to follow our investment adviser’s advice or recommendations. Our investment adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, our investment adviser, its officers, members, personnel, and any person controlling or controlled by our investment adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting negligence or misconduct. In addition, we have agreed to indemnify our investment adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to negligence or misconduct. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles our investment adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

We may not apply or be approved for an SBIC license.

Following completion of this offering, an affiliate of NexPoint Capital may apply for a license to form an SBIC. If such an application is made and approved and the SBA so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to certain regulatory requirements. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure that we will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepayable at any time. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change we do not know when, and if, prepayment may occur for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in a private company, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions caused by these risks does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline for other reasons. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We may invest in foreign sovereign debt and the foreign governmental issuers of debt of the governmental authorities that control repayment of the debt may be unable or unwilling to repay principal or pay interest when due.

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Company may be unable to collect all or part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase our costs and expenses.

A REIT Subsidiary’s investments in real estate-related debt or preferred equity are subject to the risks typically associated with real estate.

A REIT Subsidiary’s investments in mortgage, mezzanine or other real estate loans or preferred equity investments will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in the REIT Subsidiary acquiring ownership of the property. We would not know whether the values of the properties ultimately securing such loans or preferred equity investments will remain at the levels existing on the dates of origination of those loans or preferred equity investments. If the values of the underlying properties drop, our risk would increase because of the lower value of the security associated with such loans or preferred equity investments. In this manner, real estate values could impact the values of our loan or preferred equity investments. Our investments in other real estate-related debt investments, through a REIT Subsidiary, might be similarly affected by real estate property values.

Preferred equity investments may have similar risks to subordinated debt.

We may, through a REIT Subsidiary, make preferred equity investments in companies that own or acquire properties. These investments may involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Issuers of preferred equity generally will invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate-related investments, including risks related to rising interest rates.

Preferred equity securities may be unsecured and also may be subordinated to other obligations of the issuer, including debt. As a result, investments in preferred equity are subject to risks of (i) limited liquidity in the secondary trading market in the case of unlisted or lightly traded securities, (ii) substantial market price volatility in the case of traded preferred equity securities, (iii) subordination to the prior claims of banks and other lenders to the issuer, (iv) the operation of mandatory sinking fund or call/repurchase provisions that could cause the value of our investment to decline, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service to lenders and distribution obligations to holders of the preferred equity, including us, and (vi) the declining creditworthiness and potential for insolvency of the issuer. These risks may adversely affect the value of a REIT Subsidiary’s investments in preferred equity securities.

Interest rate and related risks may cause the value of our real estate-related assets to be reduced.

We may be exposed to interest rate risk through a REIT Subsidiary’s investments in fixed income securities such as preferred equity and debt securities. Interest rate risk is the risk that these types of securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the fair value of such securities will decline, and vice versa.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call risk or prepayment risk. If this occurs, a REIT Subsidiary may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred equity and debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. These risks may reduce the value of a REIT Subsidiary’s securities investments.

We may become exposed to economic, market and regulatory changes that impact the real estate market generally through an investment in a REIT Subsidiary, which may cause our operating results to suffer.

We may make investments in real estate, including healthcare facilities, through a REIT Subsidiary. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);.

•	potential environmental and other legal liabilities;

•	the level of financing used by a REIT Subsidiary in respect of its properties, increases in interest rate levels on such financings and the risk that the REIT Subsidiary may default on such financings, each of which would increase the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by a REIT Subsidiary;

•	potential limited number of prospective buyers interested in purchasing a property that a REIT Subsidiary wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Risks Relating to this Continuous Offering

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our Board determines to increase the offering price to comply with the requirement that we avoid selling shares below NAV.

The purchase price at which you purchase shares will be determined at each weekly closing date. The sales price, after deducting selling commissions and dealer manager fees, must be equal to or greater than the NAV of our shares. As a result, in the event of an increase in our NAV, your purchase price may be higher than the prior weekly closing price per share and, therefore, you may receive a smaller number of shares than if you had subscribed at the prior weekly closing price. See “Determination of NAV.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the NAV of our shares. If our NAV is 2.5% or more below our net offering price, our Board will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share. However, no such requirement applies in the event that our NAV decreases to an amount that is less than 2.5% below our current net offering price; as a result, you could pay a premium of up to approximately 2.5% for your shares of common stock under such circumstances.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, we may not be able to structure our investment portfolio as anticipated and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not expected to be any secondary market, nor is it expected that any will develop in the foreseeable future. We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. However, there can be no assurance that we will complete a liquidity event within such time or at all. A liquidity event could include: (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our Board in which our stockholders likely will receive cash or shares of a publicly traded company.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

If our shares are listed, we cannot assure you that a public trading market will develop. In addition, a liquidity event involving a listing of our shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. We expect that our Board, in the exercise of the requisite standard of care applicable to directors under Delaware law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our Board in which our stockholders likely will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

Investors in this offering will suffer immediate dilution.

After giving effect to offering expenses of approximately $[    ] per share and taking into account the shares to be issued in private placement, our NAV is estimated to be approximately $[    ] per share compared to a price of $[9.47] per share as of [December 31, 2016] in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated NAV per share of common stock by $[    ] and will indirectly bear offering expenses.

Our offering price may not accurately reflect the value of our assets.

At any given time, the offering price may be higher than the value of our interests in portfolio companies. In the event that we adjust our offering price per share, we will promptly file a prospectus supplement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at www.NexPointCapital.com.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares for use to achieve our investment objective.

The dealer manager for our public offering is Highland Capital Funds Distributor, Inc. We can offer no assurance that the dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to structure our investment portfolio as anticipated and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to conduct our continuous offering successfully depends, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you may not be able to recover the amount of your investment in those shares.

We intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows:

•	we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our Board, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares;

•	we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter;

•	unless you tender all of your shares, you must tender at least 25% of the shares you have purchased and must maintain a minimum balance of $2,500 subsequent to submitting a portion of your shares for repurchase by us;

•	to the extent that the number of shares tendered for repurchase exceeds the number of shares we are able to repurchase, we will repurchase shares as nearly as may be pro-rata, except as permitted by Rule 13e-4 of the Exchange Act, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency; and

•	These limits may prevent us from accommodating all repurchase requests made in any year. Our Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

If and when we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in this offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which we expect to be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in this offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the NAV will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Also, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders receive cash dividends and other distributions rather than opt to participate in our distribution reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, qualification for the special tax treatment accorded to RICs and their stockholders, compliance with applicable business development company regulations and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

The investments we make in accordance with our investment objective and strategies may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for an investor with a lower risk tolerance. In addition, our common stock is intended for long-term investors.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. You will be unable to evaluate the manner in which the net proceeds of this offering will be invested or the economic merit of our expected investments and, as a result, we may use the net proceeds from an offering to invest in investments with which you may not agree. We intend to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle-market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and non-public companies and mezzanine and equity tranches of CLOs. Additionally, we will not provide you with information on potential investments prior to our acquisition of such investments. In addition, we have flexibility under our investment policy to invest a significant portion of our assets in investments that are not debt or equity investments in middle-market companies. The failure of our management to apply net proceeds from this offering effectively or find investments that meet our investment criteria in sufficient time or on acceptable terms could result in unfavorable returns and could cause a material adverse effect on you.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	changes in healthcare technologies, finance and regulations adversely affecting our portfolio companies or financing model;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of our investment adviser;

•	our expected financings and investments;

•	our ability to make distributions to our stockholders;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and

•	the impact of future acquisitions and divestitures.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering or any periodic reports we file under the Exchange Act.

USE OF PROCEEDS

The following table sets forth how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell the maximum number of shares registered in this offering, or 150,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the common stock and the actual number of shares of common stock we sell in this offering. The table below assumes that shares of our common stock are sold at the current offering price of $[    ] per share. Such amount is subject to increase or decrease based upon our NAV.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private or, to the extent allowable, in public U.S. companies in accordance with our investment objective and using the strategies described in this prospectus.

We may also use a significant portion of the proceeds from the offering to pay down leverage or to make investments in debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties, through a REIT Subsidiary. In addition, a portion of the proceeds may be used to make investments in derivatives such as warrants, swaps (including equity, variance and volatility swaps), options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards), interest rates, commodities and/or currencies to hedge various investments for risk management and speculative purposes. We anticipate that the remainder will be used for working capital and general corporate purposes. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to fund distributions to our stockholders. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately one month after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and strategies. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or structure our investment portfolio as anticipated.

Pending these investments, we intend to temporarily invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and election to be treated as a RIC.

We may fund our cash distributions to stockholders from any sources of funds available to us, including an unlimited amount of offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from NexPoint Advisors. We have not established limits on the amount of funds we may use from available sources to make distributions.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Maximum Offering
	Amount		%
Gross proceeds	$	[ ]	100.0%
Less:
Selling commission(1)	$	[ ]	[ ]	%
Dealer manager fee(1)	$	[ ]	1.0%
Offering expenses(2)	$	[ ]	[ ]	%
Net proceeds/amount available for investments (3)	$	[ ]	[ ]	%

(1)	We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum amount permitted by FINRA. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors may pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.
(2)	We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering.
(3)	The amount available to us for investments will be further reduced by other expenses paid by us. See “Discussion of Operating Plans—Expenses” and “Distributions.”

DISTRIBUTIONS

Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a weekly basis and pay such distributions on a monthly basis on the date two business days after the last declared ordinary distribution of the month. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our Board. We also intend to distribute any net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For example, our Board may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Each year a statement on Form 1099-DIV, identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is generally a nontaxable distribution), will be mailed to our stockholders. Our distributions may exceed our earnings and profits, especially during any period before we have invested substantially all of the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to NexPoint Advisors. See “Tax Matters.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to pay distributions on a monthly basis. In order to qualify for the special tax treatment accorded RICs and their stockholders, we must, among other things, distribute to our stockholders for each taxable year at least 90% of our investment company taxable income, which is generally our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

We intend to use newly issued shares to implement the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to 92% of the price at which common shares are sold in the offering at the last weekly closing of the month.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from NexPoint Advisors. We have not established limits on the amount of funds we may use from available source to make distributions.

On a quarterly basis, we will send information to all stockholders of record regarding distributions paid to our stockholders in such quarter.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

We were formed in Delaware on September 30, 2013 and formally commenced operations on September 2, 2014. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code with retroactive effect to the date we elected to be treated as a business development company. As a business development company, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

Our investment activities are managed by NexPoint Advisors and supervised by our Board of which a majority of the members are independent of us.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objective by using the experience of the healthcare, credit and structured products teams of Highland Capital Management, L.P. and its affiliates (“Highland”) to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs, that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model.

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle-market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and nonpublic companies and mezzanine and equity tranches of CLOs. Middle-market companies include companies with annual revenues between $50 million and $2.5 billion and syndicated floating rate debt refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. We consider a healthcare company to be a company that is engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with the healthcare industry. Additionally, we consider companies that are materially impacted by the healthcare industry (such as a contractor that derives significant revenue or profit from the construction of hospitals) as being engaged in the healthcare industry. We may invest without limit in companies that are not in the healthcare sector.

We will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term capital appreciation. In addition to the investments in the healthcare industry, we may invest a portion of our capital in other opportunistic investments in which NexPoint Advisors has expertise and where we believe an opportunity exists to achieve above average risk adjusted yields and returns. These types of opportunities may include: (1) direct lending or origination investments, (2) investments in stressed or distressed situations, (3) structured product investments, (4) equity investments and (5) other investment opportunities not typically available in other business development companies. Opportunistic investments may range from broadly syndicated deals to direct lending deals in both private and public companies and may include foreign investments. We believe this is the best approach to achieving our dual mandate of attempting to generate a high yield while also attempting to produce capital appreciation.

We seek to invest primarily in securities deemed by NexPoint Advisors to be high income generating debt investments and income generating equity securities of privately held companies in the United States. We expect the portfolio will be concentrated primarily in senior floating rate debt securities, although we may invest without limit in securities that rank lower than senior secured instruments and may invest without limit in investments with a fixed rate of interest. We will buy syndicated loans, various tranches of CLOs and other debt instruments in the secondary market as well as originate debt so we can tailor the investment parameters more precisely to our needs. We also intend to invest a portion of the portfolio in equity securities that are non-income producing, when doing so will help us achieve our objective of long-term capital appreciation. We expect the size of our positions will range from $2 million to $25 million, although investments may be larger as our asset base increases. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies.

We expect that many of the securities in which we invest will be rated below investment grade by independent rating agencies or would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, we expect that many of our debt investments will include floating interest rates that reset on a periodic basis and typically will not require the borrowers to pay down the outstanding principal of such debt prior to maturity.

Public Offering

We intend to offer on a continuous basis up to $[1.35] billion of our common stock, par value $0.001 per share, pursuant to a registration statement on Form N-2 filed with the SEC under the Securities Act. We are also authorized to issue 25 million shares of preferred stock, par value $0.001 per share. However, we currently do not anticipate issuing any preferred stock.

We issued 21,739.13 LLC units to NexPoint Advisors on May 27, 2014 at $9.20 per share for $200,000 in total proceeds. As part of our conversion to a Delaware corporation on June 10, 2014, NexPoint Advisors exchanged 21,739.13 LLC units for 21,739.13 shares of our common stock, representing an equivalent price of $9.20 per share based on the fair value of the assets contributed by NexPoint Advisors in connection with our formation, as determined by the Board.

On September 2, 2014, in connection with a private placement of shares of our common stock to NexPoint Advisors, we issued an aggregate of approximately 1,086,954 shares of common stock at a price of $9.20 per share, which price represented the public offering price of $10.00 per share less selling commissions and dealer manager fees, for aggregate proceeds of approximately $10.0 million.

As a result of the private placement to NexPoint Advisors, we successfully satisfied the minimum offering requirement and officially commenced operations on September 2, 2014. In connection with the satisfaction of the minimum offering requirement and the commencement of our operations, our investment advisory agreement (the “Investment Advisory Agreement”) became effective and the base management fee and any incentive fees, as applicable, payable to NexPoint Advisors under the Investment Advisory Agreement began to accrue.

We completed a second private placement with NexPoint Advisors on October 8, 2014, for proceeds of approximately $6.0 million, which amount was used to repurchase our shares from NexPoint Advisors’ affiliate. Each transaction was priced at our NAV. NexPoint Advisors has agreed not to vote its shares on any matter brought to stockholders regarding the termination of the Investment Advisory Agreement or renewal of NexPoint Advisors as our investment adviser. On November 25, 2014, we issued an additional 271,739 shares to NexPoint Advisors for proceeds of approximately $2.5 million. On January 30, 2015, we issued 336,957 shares to NexPoint Advisors at $9.20 per share for proceeds of approximately $3.1 million. In aggregate through December 31, 2016, we have issued 2,004,032 shares, including reinvestments of dividends, to NexPoint Advisors for proceeds of approximately $18.4 million and issued 5,098,194 shares, including reinvestments of dividends, to unaffiliated investors for proceeds of approximately $46.8 million.

Highland Capital Funds Distributor, Inc. (the “Dealer Manager”), an entity under common ownership with NexPoint Advisors, serves as the dealer manager of our continuous public offering. The shares are being offered on a “best efforts” basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. NexPoint Advisors and the Dealer Manager are related parties and will receive fees, distributions and other compensation for services related to our public offering and the management of our assets.

Revenues

We generate revenue in the form of interest on the debt securities that we hold. We expect that the senior debt we invest in will generally have stated terms of 3 to 5 years and that the subordinated debt in which we invest will generally have stated terms of 5 to 7 years. Our senior and subordinated debt investments bear interest at a fixed or floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In addition, some of our investments provide for deferred interest payments or payment-in-kind (“PIK”) interest. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we may hold. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

Our primary operating expenses include the payment of fees to NexPoint Advisors under the Investment Advisory Agreement, all of which have been voluntarily waived through December 31, 2016, our allocable portion of overhead expenses under our administration agreement (the “Administration Agreement”), all of which have also been voluntarily waived through December 31, 2016, and other operating costs described below. We bear all expenses of our operations and transactions, including:

•	our organization (expenses initially paid by NexPoint Advisors until sufficient equity proceeds are raised);

•	calculating our NAV and NAV per share (including the costs and expenses of independent valuation firms);

•	fees and expenses, including travel expenses, incurred by NexPoint Advisors or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, and other incurrence of debt;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to NexPoint Advisors under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	the actual costs incurred by NexPoint Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including deal sourcing fees and marketing to financial sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•	all other expenses reasonably incurred by us or NexPoint Advisors in connection with administering our business.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines.

Expense Limitation

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), NexPoint Advisors is contractually obligated to waive fees and, if necessary, pay or reimburse certain other expenses to limit ordinary “Other Expenses” to 1.0% of the quarter-end value of the Company’s gross assets through the one year anniversary of the effective date of the registration statement. Under the Expense Limitation Agreement, “Other Expenses” are all expenses with the exception of advisor and administration fees, organization and offering costs and the following: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with U.S. GAAP; (ii) expenses incurred indirectly as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, our investments; (iv) expenses payable to the Adviser, as administrator, for providing significant managerial assistance to our portfolio companies; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of our business. The obligation will automatically renew for one-year terms unless it is terminated by the Company or the Adviser upon written notice within 120 days of the end of the current term or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement will continue through at least April 30, 2017.

Any expenses waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement are subject to possible recoupment by the Adviser within three years from the date of the waiver or reimbursement. The recoupment by the Adviser will be limited to the amount of previously waived or reimbursed expenses and cannot cause the Company’s expenses to exceed any expense limitation in place at the time of recoupment or waiver.

The following table reflects the 2016 quarterly fee waivers and expense reimbursements due from the Adviser as of December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, which are subject to recoupment by the Adviser.

Quarter Ended	Yearly Cumulative Other Expenses	Yearly Expense Limitation	Yearly Cumulative Expense Reimbursement	Quarterly Recoupable Amount	Recoupment Eligibility Expiration
December 31, 2016	$1,263,735	$835,904	$427,831	$147,943	December 31, 2019
September 30, 2016	803,909	524,021	279,888	32,663	September 30, 2019
June 30, 2016	567,248	320,023	247,225	90,124	June 30, 2019
March 31, 2016	259,420	102,319	157,101	157,101	March 31, 2019

The following table reflects the 2015 quarterly fee waivers and expense reimbursements due from NexPoint Advisors as of December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, which are subject to recoupment by NexPoint Advisors.

Quarter Ended	Yearly Cumulative Other Expenses	Yearly Expense Limitation	Yearly Cumulative Expense Reimbursement	Quarterly Recoupable Amount	Recoupment Eligibility Expiration
December 31, 2015	$1,440,686	$309,265	$1,131,421	$23,484	December 31, 2018
September 30, 2015	1,272,439	164,502	1,107,937	434,917	September 30, 2018
June 30, 2015	771,350	98,330	673,020	414,551	June 30, 2018
March 31, 2015	353,760	95,291	258,469	258,469	March 31, 2018

The following table reflects the 2014 quarterly fee waivers and expense reimbursements due from NexPoint Advisors as of December 31, 2014 and September 30, 2014, which are subject to recoupment by NexPoint Advisors.

Quarter Ended	Yearly Cumulative Other Expenses	Yearly Expense Limitation	Yearly Cumulative Expense Reimbursement	Quarterly Recoupable Amount	Recoupment Eligibility Expiration
December 31, 2014	$463,303	$56,948	$406,355	$321,712	December 31, 2017
September 30, 2014	98,723	14,081	84,642	84,642	September 30, 2017

There can be no assurance that the Expense Limitation Agreement will remain in effect or that NexPoint Advisors will reimburse any portion of our expenses in future quarters not covered by the Expense Limitation Agreement. Amounts shown do not include the amounts committed by NexPoint Advisors to voluntarily reimburse us for unrealized losses, all of which are not recoupable.

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by us.

Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

Calculation of NAV

Our Board has retained an independent valuation firm to review periodically the valuation of each portfolio investment that does not have a readily available market quotation. We plan for this independent valuation firm and any additional valuation firm retained by our Board to provide a valuation review on approximately one-quarter of our investments for which market quotations are not readily available each quarter, or more frequently as needed. See “Determination of NAV.”

Small Business Investment Company

An affiliate of NexPoint Capital may apply for a license to form a Small Business Investment Company (“SBIC”). If the application is approved and the Small Business Administration (“SBA”), so permits, the SBIC license will be transferred to a wholly owned subsidiary of ours (the “SBIC subsidiary”). The SBIC subsidiary will be able to rely on an exclusion from the definition of investment company under the 1940 Act, and, therefore, will not elect to be treated as a business development company, nor register as an investment company under the 1940 Act. If this application is approved, the SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we, through the SBIC subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to certain regulatory requirements. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In the event an affiliate of NexPoint Capital applies for a license to form a SBIC, we cannot be certain such approval will be granted or, if granted, the timing of approval for an SBIC license.

Financial Condition, Liquidity and Capital Resources

As a RIC, we expect to distribute substantially all of our net income to our stockholders.

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

We sell our shares on a continuous basis at the current offering price, which is $[    ] as of [    ], 2017. However, to the extent that our NAV per share increases, we will take steps to the extent required by applicable law to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our current net offering price, our Board will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share.

State Street Credit Facility

On January 6, 2015, we entered into a senior, secured revolving credit facility (the “Credit Facility”) with State Street, as lender and agent, as amended by Amendment No. 1 dated as of January 5, 2016, and Amendment No. 2 dated as of January 3, 2017. Under the Credit Facility, State Street has agreed to extend credit to us in an aggregate principal amount of up to $25 million, subject to borrowing base availability and restrictions on our total outstanding debt.

Loans under the Credit Facility will bear interest (at our election) at either (1) the higher of (i) the federal funds rate plus 1.25% per annum and (ii) the daily one-month LIBOR plus 1.25% per annum or (2) one-, two- or three-month LIBOR plus 1.15% per annum. Interest is payable monthly in arrears. We will pay an unused commitment fee of 0.15% per annum on committed, but unused amounts under the Credit Facility. All outstanding borrowings under the Credit Facility will mature and the principal, together with all accrued and unpaid interest, will be due and payable on March 20, 2017. Although we are seeking a longer term solution for the Credit Facility or to enter into a new credit facility with another credit provider, no assurance can be given that we will be able to do so on terms comparable to those of the Credit Facility, or at all.

In connection with the Credit Facility, we have also entered into a security agreement with State Street, both in its capacity as agent for the lenders under the Credit Facility and in its capacity as custodian for us, pursuant to which we granted State Street a security interest in all of our assets. State Street serves as our custodian and sub-administrator pursuant to separate agreements.

The Credit Facility contains certain customary covenants, including covenants that senior securities representing indebtedness will not exceed 33 1/3% of our net assets, that limit our ability to incur additional debt and that limit our ability to sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The Credit Facility also includes customary representations and warranties, conditions precedent to borrowings and events of default.

Capital Contribution

We entered into private placements with our investment advisor, pursuant to which NexPoint Advisors contributed an aggregate of approximately $10.0 million to purchase approximately 1,086,954 shares of common stock at $9.20 per share following the effectiveness of the registration statement, which price represented the public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. We completed a second private placement with NexPoint Advisors on October 8, 2014, for proceeds of approximately $6.0 million, which amount was used to repurchase our shares from NexPoint Advisors’ affiliate. On November 25, 2014, we issued an additional 271,739 shares to NexPoint Advisors for proceeds of approximately $2.5 million. On January 30, 2015, we issued 336,957 shares to NexPoint Advisors at $9.20 per share for proceeds of approximately $3.1 million. In aggregate through December 31, 2016, we have issued 2,004,032 shares, including reinvestments of dividends, to NexPoint Advisors for proceeds of approximately $18.4 million and issued 5,098,194 shares, including reinvestments of dividends, to unaffiliated investors for proceeds of approximately $46.8 million.

We intend to fund a portion of our investments through borrowings from banks under one or more credit facilities and issuances of senior securities. We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board determines that leveraging our portfolio would be in the best interest of NexPoint Advisors and our stockholders.

We have not decided the extent to which we will finance our portfolio investments using debt. In the future, we may also securitize a portion of our investments in mezzanine loans or senior secured loans or other assets. We expect that our primary use of funds will be investments in portfolio companies and repayment of amounts owing the advances under any credit facility we may maintain, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts to fund our investments. See “Use of Proceeds.”

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Distribution Policy

Our Board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a weekly basis to be paid out monthly. In order to qualify for the special tax treatment accorded RICs and their stockholders, we must, among other things, distribute to our stockholders for each taxable year at least 90% of our investment company taxable income, which is generally our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual Obligations

NexPoint Advisors serves as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Also, under the Investment Advisory Agreement, NexPoint Advisors has agreed to provide us with access to personnel.

Payments under the Investment Advisory Agreement are equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “The Adviser and the Administrator—Investment Advisory Agreement.”

Pursuant to the Administration Agreement, NexPoint Advisors furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. We have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement, subject to a cap on such reimbursements in an amount equal to an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. See “The Adviser and the Administrator—Administration Agreement.”

A summary of our significant contractual payment obligations as of December 31, 2016 is as follows:

	Total	Payments Due by Period (Dollars in Millions)
		Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Credit Facility	$25.0	$25.0	$—	$—	$—

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Valuation of Portfolio Investments

We will value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio will consist primarily of debt investments. These investments may be valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments for which there are no available bid quotations, fair value is derived using proprietary models that may consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. Our determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

The fair value of our portfolio investments for which market quotations are not readily available is determined in good faith by our Board, a committee thereof or NexPoint Advisors, pursuant to board-approved policies, on an at least quarterly basis.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process, as described below:

•	Our valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.

•	The audit committee of the Board reviews these preliminary valuations.

•	At least once each quarter, the valuations for approximately one quarter of the portfolio investments that have been fair valued are reviewed by an independent valuation firm such that, over the course of a year, each material portfolio investment that has been fair valued shall have been reviewed by an independent valuation firm at least once.

•	The Board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization and are paid by NexPoint Advisors, and are expensed as we raise proceeds and are payable to NexPoint Advisors. Organization costs, together with offering costs, are limited to 1% of total gross proceeds raised in this offering and are not due and payable to NexPoint Advisors to the extent they exceed that amount. For the period from our inception to December 31, 2014, NexPoint Advisors incurred and paid organization costs of $33,392 on our behalf. For the years ended December 31, 2016 and December 31, 2015, NexPoint Advisors did not incur or pay organization costs on our behalf.

Offering Costs

Our offering costs include, among other things, legal fees, promotional costs and other costs pertaining to the public offering of our shares of common stock. Offering costs are paid by NexPoint Advisors and charged against capital in excess of par value on the Statements of Assets and Liabilities as the gross proceeds are raised and the costs become payable to NexPoint Advisors. Offering costs, together with organization costs, are limited to 1% of total gross proceeds raised and are not due and payable to NexPoint Advisors to the extent they exceed that amount. For the years ended December 31, 2016 and 2015 and the period from September 30, 2013 (inception) to December 31, 2014, NexPoint Advisors incurred and paid offering costs of $1,540,535, $1,120,922 and $1,439,392, respectively, on our behalf. For the years ended December 31, 2015 and 2014, we have recorded $122,877 and $95,326 of offering costs on our Statements of Changes in Net Assets, which was payable to NexPoint Advisors. For the year ended December 31, 2016, we capitalized $427,270 of offering costs, which will be amortized over one year. Of this amount, $198,715 was amortized to expense during the year ended December 31, 2016, and $228,555 remains on the Statement of Assets and Liabilities as of December 31, 2016.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. We also accrue for delayed compensation, which is a pricing adjustment payable by the parties to a secondary loan trade that closes late, intended to assure that neither party derives an economic advantage from the delay. Delayed compensation begins calculating at the loan’s specific coupon rate if a trade has not settled within 7 business days of trading. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income, and will be accreted or amortized over the maturity period of the investments. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amount.

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to qualify for the special tax treatment accorded RICs and their stockholders, substantially all of our income (including PIK interest) must be distributed to stockholders in the form of dividends, even if we have not collected any cash.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from loans during the life of the investment. We may receive origination fees upon the origination of an investment. These origination fees are initially deferred and deducted from the cost basis of the investment and subsequently accreted into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the consolidated statement of operations.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

U.S. Federal Income Taxes

We have elected to be treated as a RIC under Subchapter M of the Code and intend each year to qualify and be eligible to be treated as such. As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income or net capital gains that we distribute as dividends to our stockholders. In order to qualify for the special tax treatment accorded RICs and their stockholders, we must meet certain gross income, diversification and distribution requirements. See “Tax Matters.”

Recently Issued Accounting Standards

In January 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update make improvements to the requirements for accounting for equity investments and simplify the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. We are currently evaluating the impact of this new guidance on our financial position.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. We are currently evaluating the impact of this new guidance on our financial position.

In August, 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. We are currently evaluating the impact of this new guidance on our financial position.

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. We are currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on our financial statements and related disclosures.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. We are currently evaluating the impact of this new guidance on our financial position.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. We are currently evaluating the impact of this new guidance on our financial statements.

Quantitative and Qualitative Disclosures about Market Risk

We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations. As of the date of this prospectus, we have not issued any long-term debt.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we predominantly hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed the hurdle rate for the income incentive fee payable to our investment adviser and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to our investment adviser with respect to our increasing pre-incentive fee net investment income.

In addition, we may have risk regarding portfolio valuation. See “Determination of NAV.”

THE COMPANY

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, we have elected to be treated, and intend each year to qualify and be eligible to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objectives by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term appreciation. In addition to the investments in the healthcare industry, we may invest up to 20% of our assets in other opportunistic investments, including short sales, in which NexPoint Advisors has expertise.

Our Investment Adviser

Our investment activities are managed by our investment adviser, NexPoint Advisors. NexPoint Advisors is an SEC-registered investment adviser and had approximately $628 million of capital under management as of December 31, 2016. Together with NexPoint Advisors and its other affiliates, Highland had approximately $14.8 billion in assets under management as of December 31, 2016. Highland specializes in credit strategies, such as credit hedge funds, long-only funds and separate accounts, distressed-for-control private equity and CLOs. NexPoint Advisors’ affiliates also offer alternative investment-oriented investment vehicles, including asset allocation, long/short equities and natural resources. NexPoint Advisors has entered into an agreement with Highland, its affiliate, pursuant to which Highland makes available to NexPoint Advisors experienced investment professionals and other resources of Highland and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us.

Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. NexPoint Advisors was organized in March 2012 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we will pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator.”

Pursuant to the Administration Agreement, NexPoint Advisors will provide certain administrative services and facilities necessary for us to operate, including office facilities and equipment and clerical, bookkeeping and record-keeping services. NexPoint Advisors will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. NexPoint Advisors will also manage the determination and publication of our NAV and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. NexPoint Advisors may retain third parties to assist in providing administrative services to us. To the extent that NexPoint Advisors outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to NexPoint Advisors. Under a separate sub-administration agreement, dated August 26, 2014, the Investment Adviser has delegated certain administrative functions to State Street.

About NexPoint Advisors

NexPoint Advisors is registered as an investment adviser with the SEC under the Advisers Act. NexPoint Advisors’ senior management team has extensive experience in private lending, credit underwriting, private equity, investing in the healthcare sector and managing registered funds. Our president and co-founder is James Dondero. Mr. Dondero, along with Mark Okada, founded the parent of NexPoint Advisors in April 1993. NexPoint Advisors seeks to provide investors with superior risk-adjusted returns. Historically, the biggest investment area has been in syndicated bank loans. As of December 31, 2016, Highland had $[    ] billion invested in syndicated bank loans. Highland is seeking to bring institutional type strategies and quality of management to retail investors.

Investment Strategy

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle-market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and non-public companies and mezzanine and equity tranches of CLOs. Middle-market companies include companies with annual revenues between $50 million and $2.5 billion and syndicated floating rate debt refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. We consider a healthcare company to be a company that is engaged in the design, development, production, sale, management, or distribution of products, services or facilities used for or in connection with the healthcare industry. Additionally, we may consider the term healthcare company to include companies that are materially impacted by the healthcare industry (such as a contractor that derives significant revenue or profit from the construction of hospitals). We may invest without limit in companies that are not in the healthcare sector.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objective by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term capital appreciation. In addition to the investments in the healthcare industry, we may invest a portion of our capital in other opportunistic investments in which NexPoint Advisors has expertise.

We seek to invest primarily in securities deemed by NexPoint Advisors to be high income generating debt investments and income generating equity securities of privately held companies in the United States. The portfolio may be concentrated primarily in senior floating rate debt securities, although we may invest without limit in securities that rank lower than senior secured instruments and may invest without limit in investments with a fixed rate of interest. We may buy syndicated loans, various tranches of CLOs and other debt instruments in the secondary market as well as originate debt so we can tailor the investment parameters more precisely to our needs. We also may invest a portion of the portfolio in equity securities that are non-income producing, when doing so will help us achieve our objective of long-term capital appreciation. The size of our positions may range from $2 million to $25 million, although investments may be larger as our asset base increases.

We may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments we can make. We may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by NexPoint Advisors to be in our best interest, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

We focus our healthcare investments primarily on opportunities in companies we believe will benefit from the long-term changes in the healthcare industry as a result of the aging demographic of Baby Boomers, implementation of payment system reforms and advances in medical technologies. It is our belief that the changing demographic landscape in the United States, where approximately 10,000 people per day turn 65 years of age, coupled with advances in medical technologies that are enabling Americans to live longer, will produce strong growth in demand for healthcare. At the same time, changes in the U.S. healthcare reimbursement system, including the implementation of value-based payment models and potential repeal and replacement of the ACA are creating dramatic upheaval in the healthcare sector, affecting each sub-sector differently, and will produce a positive impact for some sub-sectors and a negative impact for others. We also believe some companies are better positioned to take advantage of these changes while others will consolidate with stronger players. Based on our deep understanding of the healthcare sector, we believe these developments will create a changing landscape for years to come.

Our primary areas of focus within the healthcare sector will be in the pharmaceuticals, devices, life sciences and facilities sub-sectors as we believe these will be the most significant beneficiaries of technological advances and the implementation of alternative payment models. We will also make opportunistic investments, including short sales, in other sub-sectors we believe will fare poorly during this period of transition. Although we believe the potential repeal and replacement of the ACA will create upheaval for the healthcare industry, we also believe this upheaval will create substantial opportunities for investors with knowledge of how it will impact the industry.

When identifying potential middle-market investments for the portfolio, we focus on the attributes listed below. It is our belief that investments exhibiting these characteristics are the best investments to allow the Company to meet its investment objective with an acceptable level of risk. The attributes discussed below are general guidelines and not all investment opportunities may exhibit each of these qualities. Each investment opportunity is analyzed on a case-by-case basis by our investment professionals and the portfolio manager:

•	Focus on growing economic sectors - We seek companies that operate in or focus a substantial amount of their resources on economic sectors we believe will benefit from the current economic environment, including primarily the healthcare sector. Our view is that some sectors will be adversely impacted by rising rates while others will see tangible benefits. We think companies in our perceived “winning” sectors represent a better risk profile for our investments.

•	High level of inherent value - We seek companies that have inherent value but need additional financing to implement their business plan fully and realize their full value. These businesses are typically smaller companies that cannot access traditional means of financing but have a solid business where additional investment of capital and economies of scale can unlock an outsized level of value. In some cases, we may take equity stakes in these businesses as well as debt positions to achieve our dual objectives of high current income and long-term capital appreciation.

•	Strong risk/reward characteristics - We seek investments where we believe we are compensated for the risk assumed. An investment opportunity may become more appealing if the terms of the investment are improved such as the interest rate, or if structural protections are added to decrease our perceived risk.

•

Proven management team - We seek companies that have proven management teams that understand the impact the upcoming regulatory and interest rate environment will have on their business. We are not seeking investments in start-up companies or companies with unproven technologies or business models or companies with relatively inexperienced management. Our view is that it will take experienced, seasoned veterans to understand and navigate the pitfalls resulting from the Federal Reserve’s actions regarding interest rates and quantitative easing as well as a potentially increasing tax environment and changes to the economy from implementation of value-based payment models and potential repeal and replacement of the ACA. We believe these companies have a better chance of delivering value long-term to investors.

•	Strong cash flow and business models - We seek stable and proven businesses with strong cash flow that are able to adequately service their debt load. With an increase in interest rates, we believe financing will become more expensive and only companies with steady cash flow and business models will weather the storm. Businesses that have strong infrastructure, business models and processes will be better able to service their debt.

•	Stable and proven businesses - We seek companies that have a proven business model and strong strategic position within their industry. With the upheaval we believe will be evident in the next few years, we think growing a stable and proven business will be difficult enough. Trying to build out a new business model in a chaotic environment will be exponentially more difficult in our opinion and compensating for that level of risk will be difficult.

In addition to the investment strategies implemented by our portfolio managers described in the prospectus, the portfolio managers may also give trading desk personnel of NexPoint Advisors general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of us. Over time, it is expected that these trades will not exceed 2% of our assets.

Potential Market Opportunity

We believe there are currently, and will continue to be, significant investment opportunities in middle-market and larger private companies, particularly in the healthcare sector and particularly in income producing securities, in the United States. Additionally, we believe there continue to be attractive investment opportunities in the syndicated floating rate debt and CLO markets.

Investments in Middle-Market Healthcare Companies

Our portfolio of middle-market investments has a focus on companies in the healthcare sector as we believe there is a large and growing opportunity in this sector. Changes in the U.S. healthcare reimbursement system, including the implementation of value-based payment models and potential repeal and replacement of the Affordable Care Act, are creating a dramatic upheaval in the healthcare sector, affecting each sub-sector differently, and will produce a positive impact for some sub-sectors and a negative impact for others.

We believe some companies are better positioned to take advantage of these changes while others will consolidate with stronger players. Based on our deep understanding of the healthcare sector, we believe these developments will create a changing landscape for years to come.

Healthcare is a defensive and stable sector that has experienced out-sized growth and consistency during the past four decades. We believe that there are three primary growth drivers of healthcare: (1) demographics, (2) price inflation and (3) per-person utilization of care. The historical demographic growth rate has been [0.97]%. Price inflation in healthcare has added an additional 5.30%, almost double the baseline GDP growth rate since 1970 of [2.90]%. Utilization is a function of access to health insurance as well as aging demographics. In the past three decades, the population above 90 has tripled and is expected to quadruple over the next three decades. Due to these drivers, healthcare has moved from 3% of GDP in 1980 to [18]% today and is expected to continue to grow.

Investments in Middle-Market Non-Healthcare Companies

Since 2009, credit market conditions have improved as stability has returned to the U.S. financial system. The Federal Reserve instituted a zero interest rate policy that was successful in keeping rates low across the yield curve. As a result, investor and business confidence has returned and the economy and employment grew, although growth and employment remain sluggish. Despite these headwinds, we believe that some industries continue to flourish, such as healthcare . We believe that as interest rates rise, financing for middle-market companies in all sectors will become more difficult. The capital requirements of business in many sectors will be enormous in the coming years. These companies will, in our opinion, turn more and more to specialty finance vehicles, such as us, to procure the capital they need for growth. We view the financing of middle-market companies to be an underserved area, presenting enormous opportunities.

U.S. Census Bureau statistics from the economic census conducted in 2007 indicate there are over 40,000 U.S. businesses classified as “middle-market” (annual revenues between $50 million and $2.5 billion) while there are approximately only 1,200 companies with annual revenues in excess of $2.5 billion. We believe middle-market companies represent an outsized potential for growth compared to larger companies. Additionally, these companies require large amounts of capital to grow their businesses but have limited access to more traditional capital providers. Despite the size of the market, there are few providers of financing for middle-market companies. Underwriting credit to a private company requires more diligence and a specific skill set that large financial institutions typically do not possess and requires more time than they are willing to invest. We believe that it is this lack of access and competition that drives the opportunity, as it should allow us to pick the best companies and negotiate more favorable terms.

As a large percentage of our investments may be in the form of floating rate debt, we seek to create a portfolio of middle-market companies that will have an increasing income stream over time, particularly if interest rates increase above their historic lows. Also, as floating rate debt may be exposed to less short-term interest rate risk than certain longer duration credit instruments, we can seek to build a portfolio that has mostly credit risk, which we believe Highland is an expert at assessing.

Investments in Large Syndicated Floating Rate Debt

A large portion of the investments we make in middle-market companies are expected to be in the form of floating rate instruments. Also, a portion of the portfolio will be invested in large syndicated floating rate debt of non-public and public companies. Syndicated floating rate debts are loans originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. Floating rate loans have a base rate that adjusts periodically plus a spread over the base rate. The base rate is typically the three-month LIBOR and resets every 90 days. With rates resetting in an environment where the prevailing base rate is increasing, the income stream from a floating rate instrument will increase. Floating rate debt offers certain benefits:

High current income. Historically, floating rate loans have lower yields than high yield bonds, due in part to better credit and short-term interest-rate risk profile, but can still offer an attractive risk-reward income dynamic. However, today, we believe floating rate yields are comparable to high-yield bonds.

Adjustable coupon payment. Floating rate loans are structured so that interest rates reset on a predetermined schedule. When interest rates rise, coupon payments increase, and vice versa, with little lag time (typically 90 days or less). This feature greatly reduces the interest rate risk or duration risk inherent in high yield bonds, which typically never reset. Therefore, as rates rise, the value of a high yield bond should decline while the value of a floating rate loan should remain stable.

Priority in event of default. In the event of a default, floating rate loans typically have a higher position in a company’s capital structure, have first claim to assets and greater covenant protection than high yield bonds. As a result, floating rate loans have generally recovered a greater percentage of value than high yield bonds. Also, the default rate for floating rate loans has historically been lower than defaults of high yield bonds.

Reduced Volatility. The return of floating rate loans has historically had a low correlation to most asset classes and a negative correlation with some asset classes. Therefore, adding floating rate loans to a portfolio should reduce volatility and risk.

In our view, an allocation to large syndicated floating rate debt provides stable value with high current income and offers the portfolio liquidity.

Investments in CLOs

We view CLOs as an excellent way to gain exposure to syndicated floating rate debt at a less expensive price and higher yield with greater upside potential for capital appreciation while minimizing interest rate risk. CLO vehicles are entities formed to manage a portfolio of syndicated bank loans. The CLO vehicle raises capital by issuing equity and multiple tranches of debt and uses the proceeds to buy the underlying portfolio of syndicated bank loans. The syndicated bank loans the CLO is allowed to purchase is limited by criteria established within the documents governing the CLO. The CLO also has certain priority of payment provisions or “waterfall” provisions that benefit the higher rated debt tranches. Documents governing CLOs typically provide for adjustments to the “waterfall” in the event certain tests are triggered, diverting cash to the higher rated debt tranches.

We view CLOs as the last asset class that is still dislocated from the fallout in 2008, providing high income and high relative value. In our opinion, the long-term cost of capital older vintage CLOs have secured is relatively cheap compared to current spreads and associated LIBOR floors. This creates opportunities to purchase certain equity and mezzanine tranches of CLO debt that may provide attractive risk-adjusted returns. The secondary market for CLO mezzanine debt and equity, although still small, has become more liquid since 2009. Additionally, Highland is one of the largest participants in the secondary market for CLO debt, which we believe gives us greater access to the asset class and potential opportunities.

Although we believe that pre-2008 vintage CLOs present excellent opportunities, we believe post-2010 vintage CLOs offer interesting features and potential value as well. Generally, these CLOs have a higher cost of capital and thus lower return for the equity tranche, but they offer appealing structural features that are superior to pre-2008 vintage CLOs. These features typically include: better credit enhancements, lower leverage, stronger collateral packages and lower fees to the collateral manager. We believe the pre-2008 vintage CLO market is large but that many of these CLOs are near the end of their reinvestment periods. We believe the pre-2008 vintage CLOs will begin to wind down in the next few years and the sponsors will call the debt tranches at par. We believe that the CLO market was revived after 2010 and that new issuances of CLOs in 2013 were robust. We therefore believe there will be long-term opportunities in CLO debt and equity tranches, as the post-2010 vintage CLO market continues to grow and pre-2008 vintage CLOs wind down. We may invest in both pre-2008 and post-2010 vintage CLOs.

Potential Competitive Strengths

Highland has invested in the healthcare sector since 1993, in credit across all sectors, and in structured products. Highland’s investments have spanned the range from large capitalization companies that are publicly traded to small, privately held companies and to distressed companies that have been successfully turned around. We believe Highland’s expertise in underwriting credit across all sectors will give us an advantage in identifying and investing in the best middle-market companies in syndicated loans and CLOs. Highland has a team of ten professionals focused on healthcare investing across a wide range of asset classes, a team of seven professionals focused on investing in non-healthcare credit, a team of four professionals focused on investing in structured products.

Highland’s head of healthcare investing, Michael Gregory, is an expert in healthcare policy, having received a degree from the Yale School of Management’s highly specialized joint program in healthcare within the Yale School of Medicine, Management and Public Policy. Mr. Gregory has been investing in the healthcare sector for 19 years. Mr. Gregory’s healthcare team includes, Andrew Hilgenbrink, a Ph.D. in Chemistry from Purdue University who specializes in the biotechnology and pharmaceuticals sub-sectors. Mr. Hilgenbrink’s advanced degree and years of investing in these sectors gives him a deep knowledge of the science underpinning biotechnology and drugs as well as an understanding of how the U.S. Food & Drug Administration’s approval process works. Highland also employs specialists in other sub-sectors of healthcare with an average of 15 years of experience investing in healthcare. Of the Highland professionals focused on the healthcare sector, six of them are restructuring specialists that currently work closely with management teams of healthcare companies and in many cases hold a board seat on such companies.

Highland’s head of credit research, Trey Parker, has 19 years of investing experience, including experience in middle-market and distressed investing. Mr. Parker leads a team of 14 analysts focused on all economic sectors. Over the past 24 years, Highland has invested billions of dollars in floating rate debt in thousands of companies. Highland is a well-recognized leader and innovator in the asset class. In the 1990s, Highland helped bring the asset class into the mainstream for institutional and retail investors. In 1996, Highland developed the WSO to track floating rate bank loans. Today, WSO, which is owned by Markit Partners, is the de facto program used for tracking loans by over 240 institutions.

Highland’s head of structured products, Hunter Covitz, has fourteen years of experience with structured products credit investing, including experience in middle-market and distressed investing. Mr. Covitz is a Managing Director and Portfolio Manager at Highland. He is responsible for all CLOs, separate accounts, and hedge funds managed by Acis Capital Management, L.P., as well as all CLOs managed by Highland. Mr. Covitz serves on Highland’s investment committee and leads the structured products investment team. Since joining Highland in 2003, Mr. Covitz has been instrumental in the structuring, warehousing, ramping, and ongoing portfolio management of over 25 Highland and Acis-originated CLOs. Mr. Covitz leads a team of four professionals focused on structured products.

Highland launched the first non-bank CLO in 1996 and has launched or managed more than [39] CLOs over the past 24 years exceeding $[32] billion in assets. Highland is a large manager of CLOs in the United States and is a large investor in CLO debt and equity in the secondary market. Because of our experience managing CLOs and the underlying asset pools, including floating rate bank loans, we believe that we have an unparalleled ability to evaluate CLO debt for purchase in the secondary market.

Highland’s credit platform has been through many credit cycles over the past 24 years, and Highland remains a recognized leader in the credit space, winning numerous industry awards and recognition from peers. Highland has a proprietary credit underwriting process and maintains coverage of many public and non-public companies across all sectors. Investments are reviewed by the analyst team and approved by a credit committee that meets daily. The process includes on-going monitoring of all investments.

We believe the breadth, depth and experience of Highland’s platform provides a significant advantage in sourcing, analyzing, monitoring and managing investment opportunities. Highland has a large back office operations team that has years of experience in settling and tracking bank loan investments. Highland also has a dedicated team that operates registered funds, works with third party service providers, interacts with portfolio managers to provide timely information and portfolio statistics, and has experience interacting with legal counsel and a board of directors. Highland’s valuation team has 19 years of experience valuing investments in middle-market and other non-public companies.

We believe the long-term investment horizon we are afforded through the business development company structure will allow us flexibility to find the investments that will deliver the highest value to our investors. Unlike a typical private equity or venture fund, we are not required to return capital once a liquidity event is realized in an underlying investment. With the uncertainties inherent in the Federal Reserve’s actions regarding interest rates and quantitative easing and the implementation of the ACA, particularly the delays in implementation already experienced, we believe it is difficult to make the best investment decisions if required to work under a finite time line. Because of the permanent capital vehicle structure, we believe we can offer an institutional-type strategy focused on the healthcare sector with institutional management capabilities to investors.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $2 million to $25 million primarily in debt securities of middle-market companies. We may also selectively make investments in amounts larger than $25 million in some of our portfolio companies.

We generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

Target businesses will typically exhibit some or all of the following characteristics:

•	exposure to healthcare sub-sectors we believe will benefit from implementation of alternative payment models;

•	exposure to non-healthcare sub-sectors we believe will benefit from a rising interest rate environment and the Federal Reserve’s policies in response to rising rates;

•	a U.S. base of operations;

•	an experienced management team executing a long-term growth strategy;

•	discernible downside protection through recurring revenue or strong tangible asset coverage;

•	defensible niche product/service;

•	products and services with distinctive competitive advantages or other barriers to entry;

•	stable and predictable free cash flows;

•	existing indebtedness that may be refinanced on attractive terms;

•	low technology and market risk;

•	strong customer relationships; and

•	low to moderate capital expenditure requirements.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

Sourcing. We believe that identifying middle-market companies that represent attractive debt investment opportunities requires a different sourcing network than is required for investments in larger companies. Whereas larger companies typically hire an investment bank to help develop marketing materials and run a financing process involving a large number of potential lenders to ensure pricing is determined by the market, middle-market companies typically do not have the resources to hire large financial advisors or investment banks. While these lending opportunities are far less competitive, they are more difficult to source.

We expect that deal flow and idea generation for investments will primarily originate from NexPoint Advisors and its affiliates’ existing and extensive network of informal and unconventional deal sources in the middle-market business community. Built over 24 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. Additionally, we have forged contacts specific to the healthcare and energy industry that includes all sub-sectors, as well as other sectors.

The contacts in NexPoint Advisors’ network generally operate outside of the established investment banking infrastructure and typically play a limited introductory role to companies and their management teams. In addition, NexPoint Advisors promotes a culture in which sourcing is considered a focus for all of its investment professionals.

Due Diligence. We believe it is critical to conduct extensive due diligence on investment targets, and in evaluating new investments. We, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser intends to conduct extensive due diligence and perform thorough credit analysis on each potential portfolio company investment. In conducting due diligence, we expect that our investment adviser will use publicly available information and private information provided by borrowers, their financial sponsors and their advisors. Our investment adviser expects to use its relationships with former and current management teams, consultants, competitors and investment bankers to gain further insights into businesses and industries, generally, and our potential portfolio companies, specifically.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of each due diligence review):

•	thorough review of historical and pro forma financial information, including an analysis of collateral coverage, cash flow and valuation multiples and quality of earnings;

•	review of capital structure, including leverage and equity amounts, participants and intercreditor arrangements;

•	analysis of the business of the prospective portfolio company, including drivers of growth, customer and supplier concentrations, fixed versus variable costs and sensitivity analyses (with a focus on downside scenario analysis);

•	analysis of the industry in which the prospective portfolio company operates, including its competitive position, industry size and growth rates, competitive outlook, barriers to entry, and technological, regulatory and similar considerations;

•	interviews with management, employees, customers and vendors and analysis of management’s track record, quality, breadth and depth;

•	anticipated form of any potential restructuring, potential liquidation value and potential for collateral impairment;

•	preparation or review of material contracts and loan documents;

•	anticipated timing of covenant breaches and default cure provisions;

•	research relating to the company’s business, industry, markets, products and services;

•	background checks on key managers when appropriate; and

•	third-party research relating to the company’s management, industry, markets, products and services and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants as well as other outside advisers, as appropriate.

Structuring Originations. Our investment adviser’s team has substantial expertise in structuring and documenting loans originated to middle-market companies. Our investment adviser works with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser works to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our investment adviser’s extensive experience allows it to anticipate issues and maximize our potential recovery upon the occurrence of adverse events, and our investment adviser is able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our investment adviser also evaluates the broader capital structure of the borrower to ensure that we have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring. We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio structure and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our investment adviser uses several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;

•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;

•	tracking portfolio company compliance with covenants, as well as other metrics identified at the initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and

•	periodic review of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

Investments

We seek to create a portfolio that includes senior secured, unitranche, mezzanine and unsecured loans and warrants and minority equity securities by making investments generally in the range of $2 million to $25 million in U.S. based middle-market companies. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. NexPoint Advisors or an affiliate will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse NexPoint Advisors or an affiliate for its actual costs in providing such assistance, subject to the review and approval by our Board, including our Independent Directors. See “The Adviser and the Administrator—Administration Agreement.”

Competition

Our primary competitors to provide financing to middle-market companies include public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and that the Code will impose on us as a RIC. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by our investment adviser. Our officers will be employees of NexPoint Advisors. Some of our executive officers described under “Management of the Company” are also officers of NexPoint Advisors. See “The Adviser and the Administrator—Administration Agreement.”

Properties

Our executive offices are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201 and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and our investment adviser and administrator, NexPoint Advisors, are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against NexPoint Advisors.

As disclosed elsewhere in the Prospectus, NexPoint Advisors relies on Highland pursuant to an agreement for provision of certain services.

Portfolio Companies

The following table sets forth certain information as of December 31, 2016 for each portfolio company in which we had an investment. Other than these investments, the only material relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. All debt investments were income producing as of December 31, 2016. Common equity investments were non-income producing, unless otherwise noted.

Name and Address of Portfolio Company(1)(2)	Industry	Type of Investment	Interest Rate(3)	Maturity Date	Par/ Shares	Percentage of Class Owned	Fair Value of Investment
Advantage Sales & Marketing Inc.
18100 Von Karman Avenue Suite 900 Irvine, CA 92616	Service	Advantage Sales & Marketing, Inc. (Second Lien Term Loan)(4)(6)	7.50% (L+6.50%, 1.00% Floor)	7/25/2022	500,000	0.07%	489,690
American Renal Holdings, Inc.
500 Cummings Center Suite 6550 Beverly, MA, 01915	Healthcare	American Renal Holdings, Inc. (First Lien Term Loan)(4)(6)(7)	4.75% (L+3.50%, 1.25% Floor)	9/20/2019	994,684	0.22%	999,036
BioScrip, Inc.
661 N Plano Rd, Richardson, TX 75081	Healthcare	BioScrip, Inc. (First Lien Term Loan)(4)(6)	6.50% (L+5.25%, 1.25% Floor)	7/31/2020	352,458	0.07%	336,597
BioScrip, Inc.
661 N Plano Rd, Richardson, TX 75081	Healthcare	BioScrip, Inc. (First Lien Initial Term Loan)(4)(6)	6.50% (L+5.25%, 1.25% Floor)	7/31/2020	587,430	0.12%	560,995

Name and Address of Portfolio Company(1)(2)	Industry	Type of Investment	Interest Rate(3)	Maturity Date	Par/ Shares	Percentage of Class Owned	Fair Value of Investment
CareDx, Inc
3260 Bayshore Boulevard Brisbane, California 94005	Healthcare	CareDx, Inc. Common Stock(16)			501,252	2.57%	1,353,380
CareDx, Inc
3260 Bayshore Boulevard Brisbane, California 94005	Healthcare	CareDx, Inc. Warrants(15)(16)		6/14/2017	250,626	n/a	395,318
CIFC
250 Park Avenue, 4th Floor New York, New York 10177	Financials	CIFC Funding Ltd. 2015- 1A(7)(11)(12)		1/22/2027	550,000	1.06%	490,875
Community Health Systems, Inc.
4000 Meridian Boulevard Franklin, Tennessee, 37067	Healthcare	CHS/Community Health Systems, Inc. 6.875% Bond(7)	6.88%	2/1/2022	4,000,000	0.13%	2,800,000
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
1201 Walnut Ave Carrollton, TX 75006	Technology	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02% Bond(11)	6.02%	6/15/2026	2,000,000	0.04%	2,170,446
EnergySolutions, LLC
299 South Main Street Suite #1700 Salt Lake City, Utah 84111	Energy	EnergySolutions, LLC (First Lien Term Loan)(4)(5)	6.75% (L+5.75%, 1.00% Floor)	5/29/2020	1,271,516	0.15%	1,284,231
Fieldwood Energy LLC
2000 W Sam Houston Parkway S Suite 1200 Houston, TX 77042	Energy	Fieldwood Energy, LLC (First Lien Term Loan)(4)(6)	8.00% (L+7.00%, 1.00% Floor)	8/31/2020	1,800,549	0.26%	1,717,274
Fieldwood Energy LLC
2000 W Sam Houston Parkway S Suite 1200 Houston, TX 77042	Energy	Fieldwood Energy, LLC (First Lien Term Loan)(4)(6)	8.38% (L+7.13%, 1.250% Floor)	9/30/2020	567,797	0.11%	498,241
Fluidigm Corp.
7000 Shoreline Ct #100 South San Francisco, CA 94080	Healthcare	Fluidigm Corp. 2.75% Bond	2.75%	2/1/2034	1,000,000	0.50%	700,625
Galena Biopharma, Inc.
2000 Crow Canyon Place, Suite 380 San Ramon, CA 94583	Healthcare	Galena Biopharma, Inc. Warrants(15)(16)		1/21/2021	1,500,054	n/a	23,851
GenOn Energy, Inc.
804 Carnegie Center Princeton, NJ 08540	Energy	GenOn Energy, Inc. 7.875% Bond(8)	7.88%	6/15/2017	2,500,000	0.34%	1,793,750
Granite Acquisition, Inc.
51 John F Kennedy Parkways 2 Short Hills, NJ 07078	Utility	Granite Acquisition, Inc. (Second Lien Term Loan)(4)(6) (7)	8.25% (L+7.25%, 1.00% Floor)	12/19/2022	1,000,000	0.38%	965,000
Grayson Investor Corp.
P.O. Box 1234 Queensgate House, South Church George Town, Cayman Islands	Financials	Grayson Investor Corp.(7)(11)(12)(13)		11/1/2021	800	1.07%	275,668
Guitar Center, Inc.
5795 Lindero Canyon Rd. Westlake Village, CA 91362	Retail	Guitar Center, Inc. 6.50% Bond(11)	6.50%	4/15/2019	1,000,000	0.16%	912,500

Name and Address of Portfolio Company(1)(2)	Industry	Type of Investment	Interest Rate(3)	Maturity Date	Par/ Shares	Percentage of Class Owned	Fair Value of Investment
Highland Park CDO I Ltd.
Queensgate House, South Church Street George Town, Grand Cayman KY1-1102, Cayman Islands	Financials	Highland Park CDO I Ltd. 2006 1A A2(6)(7)(11)(13)		11/25/2051	1,654,789	2.21%	1,572,049
iHeartCommunications, Inc.
125 W 55th St Fl 21. New York, New York 10019-5369	Media/Telecommunications	iHeartCommunications, Inc. (First Lien Term Loan)(4)(5)(8)	7.75% (L+6.75%, 1.00% Floor)	1/30/2019	5,000,000	0.03%	4,087,500
Independence Realty Trust, Inc.
Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, PA 19103	Real Estate Investment Trusts (REITs)	Independence Realty Trust, Inc. Common Stock(7)			246,727	0.36%	2,200,805
Intelsat Jackson Holdings S.A.
4, rue Albert Borschette Luxembourg, 1246 Luxembourg	Telecommunication Services	Intelsat Jackson Holdings S.A. 7.25% Bond(7)	7.25%	10/15/2020	1,209,000	0.12%	943,020
Kindred Healthcare, Inc.
680 South Fourth Street Louisville, KY 40202	Healthcare	Kindred Healthcare, Inc. 8.75% Bond(7)	8.75%	1/15/2023	1,500,000	0.25%	1,408,125
Leslie’s Poolmart, Inc.
2005 E Indian School Rd Ste 101 Phoenix, AZ, 85016	Retail	Leslie’s Poolmart, Inc. (First Lien Term Loan)(4)(6)	5.25% (L+4.25%, 1.00% Floor)	8/16/2023	564,623	0.07%	572,036
MPH Acquisition Holdings, LLC
250 Park Avenue, 4th Floor New York, New York 10177	Healthcare	MPH Acquisition Holdings, LLC (First Lien Term Loan)(4)(6)	5.00% (L+4.00%, 1.00% Floor)	6/7/2023	4,639,769	0.13%	4,728,435
MPM Holdings, Inc.
260 Hudson River Road Waterford, NY 12188	Chemicals	MPM Holdings, Inc. Common Stock(7)(16)			8,500	0.02%	73,665
Onex Carestream Finance LP
150 Verona Street Rochester, NY 14608	Healthcare	Onex Carestream Finance LP (Second Lien Term Loan)(4)(6)	9.50% (L+8.50%, 1.00% Floor)	12/7/2019	819,967	0.16%	676,473
Ortho-Clinical Diagnostics
1001 US Highway 202. Raritan, NJ 08869	Healthcare	Ortho-Clinical Diagnostics(8)(11)	6.63%	5/15/2022	12,717,000	0.98%	11,318,130
Pamco CLO
Queensgate House, South Church Street George Town, Grand Cayman KY1-1102, Cayman Islands	Financials	PAMCO CLO 1997-1A B(7)(11)(13)(14)(15)	7.91%	8/6/2013	559,644	0.62%	275,625

Name and Address of Portfolio Company(1)(2)	Industry	Type of Investment	Interest Rate(3)	Maturity Date	Par/ Shares	Percentage of Class Owned	Fair Value of Investment
Quorum Health Corp.
1573 Mallory Lane, Suite 100 Brentwood, TN 37027	Healthcare	Quorum Health Corp. 11.625% Bond(11)	11.63%	4/15/2023	4,000,000	1.00%	3,370,000
Quorum Health Corp.
1573 Mallory Lane, Suite 100 Brentwood, TN 37027	Healthcare	Quorum Health Corp. (First Lien Term Loan)(4)(6)	6.75% (L+5.75%, 1.00% Floor)	4/29/2022	6,446,692	0.66%	6,336,551
Radnet, Inc.
1510 Cotner Ave. Los Angeles California 90025	Healthcare	Radnet, Inc. (Second Lien Term Loan)(4)(6)	8.00% (L+7.00%, 1.00% Floor)	3/25/2021	5,457,917	3.03%	5,406,749
SCYNEXIS, Inc.
101 Hudson St #3610 Jersey City, NJ 07302	Healthcare	SCYNEXIS, Inc. Warrants(15)(16)(17)		6/21/2021	195,000	n/a	259,771
SkillSoft Corp.
107 Northeastern Blvd. Nashua, NH 03062	Technology	SkillSoft Corp. (Second Lien Term Loan)(4)(6)(7)	9.25% (L+8.25%, 1.00% Floor)	4/28/2022	1,500,000	0.31%	1,130,160
SkillSoft Corp.
107 Northeastern Blvd. Nashua, NH 03062	Technology	SkillSoft Corp. (First Lien Term Loan)(4)(6)(7)	5.75% (L+4.75%, 1.00% Floor)	4/28/2021	1,986,034	0.20%	1,820,329
Texas Competitive Electric Holdings Company LLC
1601 Bryan Street Dallas, TX 75201	Utility	Texas Competitive Electric Holdings Company LLC (TXU) (Escrow Loan)(4)(10)			3,500,000	n/a	17,500
Toys ‘R’ Us-Delaware, Inc.
1 Geoffrey Way Wayne, NJ 07470	Retail	Toys ‘R’ Us-Delaware, Inc. (First Lien Term Loan)(4)(6)	9.75% (L+8.75%, 1.00% Floor)	4/24/2020	2,974,709	0.42%	2,621,463
U.S. Renal Care
2400 Dallas Parkway Suite 350 Plano TX 75094	Healthcare	U.S. Renal Care, Inc. (Second Lien Term Loan)(4)(6)	9.00% (L+8.00%, 1.00% Floor)	12/31/2023	4,500,000	1.70%	4,005,000
Valeant Pharmaceuticals
2150 St. Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8	Healthcare	Valeant Pharmaceuticals International, Inc.(8)(7)(11)	6.13%	4/15/2025	4,500,000	0.14%	3,397,500
Vistra Energy Corp.
1601 Bryan Street Dallas, TX 75201	Utility	Vistra Energy Corp. Common Stock			58,356	0.01%	904,525
Vistra Energy Corp.
1601 Bryan Street Dallas, TX 75201	Utility	Vistra Energy Corp. Rights(16)			58,356	n/a	96,288
Weight Watchers International, Inc.
675 Avenue Of The Americas Fl 6 New York, NY, 10010	Service	Weight Watchers International, Inc. (First Lien Term Loan)(4)(5)(7)(9)	4.00% (L+3.25%, .75% Floor)	4/2/2020	3,958,869	0.15%	3,301,420
Total							$78,290,596

(1)	The Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. Additionally, companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

(2)	All investments are denominated in United States Dollars.
(3)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually. The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(4)	Senior secured loans in which the Company invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior secured loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the coupon rate. Rate shown represents the actual rate at December 31, 2016. Senior secured loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(5)	The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2016 was 0.77%. The LIBOR rate used to calculate interest is the higher of the prevailing 1 month LIBOR rate in effect on the date of the monthly reset, or the LIBOR base rate floor shown.
(6)	The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2016 was 1.00%. The LIBOR rate used to calculate interest is the higher of the prevailing 3 month LIBOR rate in effect on the date of the quarterly reset, or the LIBOR base rate floor shown.
(7)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended (the “1940 Act”). A business development company may not acquire any asset other than a qualifying asset, unless at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. Non-qualifying assets represented 24.75% of the Company’s total assets as of December 31, 2016.
(8)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(9)	The Company views Weight Watchers to be included in the Healthcare Industry as defined in the Company’s organizational documents. If this classification were reflected, value and percentage of the healthcare sector under Senior Secured Loans would increase to $26,351,256 and 39.16%, respectively.
(10)	The investment represents value held in escrow pending future events. No interest is being accrued.
(11)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2016, these securities amounted to $23,782,793, or 35.34% of net assets.
(12)	The investment is considered to be the equity tranche of the issuer.
(13)	Securities of collateralized loan obligations where an affiliate of the Adviser serves as collateral manager.
(14)	The issuer is, or is in danger of being, in default of its payment obligation.
(15)	Represents Fair Value as determined by the Company’s Board of Directors (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $954,565 or 1.42% of net assets were fair valued under the Company’s valuation procedures as of December 31, 2016.
(16)	Non-income producing security.
(17)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Company does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

Set forth below is a brief description of each portfolio company in which our investment exceeded five percent of total assets as of December 31, 2016.

Ortho-Clinical Diagnostics:

Ortho-Clinical is a provider of in-vitro diagnostic solutions for screening, diagnosing, monitoring and confirming diseases, as well as immunohematology to ensure compatibility for blood transfusions and plasma screening for infectious diseases.

Quorum Inc.:

Quorum Health Corporation operates 36 rural community hospitals across 16 states with approximately 3,400 licensed beds, in addition to a community hospital management consulting business that has operating agreements with >100 facilities located in 33 states. QHC was formed through the spin-off of 38 facilities by Community Health in April 2016.

RadNet Inc:

RadNet, Inc. provides outpatient diagnostic imaging services in the United States. It offers various imaging services, including magnetic resonance imaging, computed tomography, positron emission tomography, nuclear medicine, mammography, ultrasound, diagnostic radiology (X-ray), fluoroscopy, and other related procedures.

MPH Acquisitions Holdings, LLC:

MPH Acquisitions Holdings, LLC is a provider of cost containment solutions for organizations paying healthcare claims. The company provides access to the largest independent preferred provider organization with approximately 1 million providers under contract. The network based solutions provide for medical claim repricing by negotiating rates with healthcare providers.

US Renal Care Inc.

US Renal Care Inc. is headquartered in the United States. The Company’s line of business includes providing kidney or renal dialysis services. Upon completing acquisition of DSI Renal in January 2016, became third-largest provider of dialysis services in the U.S., with 300 outpatient dialysis facilities across 34 states/territories.

iHeartCommunications Inc.

iHeartCommunications, Inc. provides mobile and on demand entertainment and information services. The Company offers radio and television stations, outdoor advertising displays, and live entertainment venues.

MANAGEMENT OF THE COMPANY

The Company is a party to contractual arrangements with various parties, including, among others, the Company’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Company. Stockholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual stockholder or group of stockholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Company.

This prospectus is not intended, nor should be read, to be or to give rise to an agreement or contract between the Company and any investor, or to give rise to any rights in any stockholder or other person other than any rights under federal or state law that may not be waived.

Our business and affairs are managed under the direction of our Board. The Board currently consists of five members, four of whom are not “interested persons” of NexPoint Capital as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our Board. We refer to these individuals as our independent directors. The other director, Mr. Powell, who is the Chairman of the Board, is currently treated as an interested director (the “Interested Director”) because of his previous positions with affiliates of NexPoint Advisors and the possibility that he may provide consulting services to affiliates of NexPoint Advisors. Our Board elects our officers, who will serve at the discretion of the Board.

Board of Directors and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The Board has established an Audit and Qualified Legal Compliance Committee, a Governance Committee, a Compliance Committee, a Distribution Oversight Committee and an Alternatives Oversight Committee and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Ethan Powell serves as Chairman of the Board. Our Board believes that it is in the best interests of our investors for Mr. Powell to lead the Board because of his familiarity with our portfolio companies from his former positions with affiliates of NexPoint Advisors, his broad experience in the investment industry and with the day-to-day management and operation of other investment funds, as described below. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our investment adviser and the Board.

Directors

Information regarding the members of the Board as of the date of this prospectus is as follows:

Name, Address, Date of Birth(1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background
Interested Director

Ethan Powell (6/20/1975)(4)	Director and Chairman of the Board	Term expires 2019; Director since 2014	Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015. President and Founder of Impact Shares LLC from January 1, 2016 to present.	23	Trustee of Impact Shares Funds I Trust.

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Texas A&M University – Master of Science in Management Information Systems Texas; A&M University – Bachelor of Science in Accounting.

Name, Address, Date of Birth(1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background
Independent Director

Dr. Bob Froehlich (4/28/1953)	Director	Term expires 2017; Director since 2014	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	23	Trustee of ARC
Realty Finance
Trust, Inc. (from
January 2013 to
May 2016);
Director of KC
Concessions, Inc.;
Trustee of Realty
Capital Income
Funds Trust;
Director of
American Realty
Capital
Healthcare
Trust II (from
January 2013 to
June 2016);
Director,
American Realty
Capital Daily Net
Asset Value
Trust, Inc. (from
November 2012
to July 2016);
Director of
American Sports
Enterprise, Inc.;
Director of
Davidson
Investment
Advisors (from
July 2009 to July
2016); Chairman
and owner, Kane
County Cougars
Baseball
Club; Advisory
Board of
Directors, Internet
Connectivity
Group, Inc. (from
January 2014 to
April 2016);
Director of
AXAR
Acquisition Corp.
(formerly AR
Capital
Acquisition
Corp.); Director
of The Midwest
League of
Professional
Baseball Clubs,
Inc.; Director of
Kane County
Cougars
Foundation, Inc.;
Director of Galen
Robotics, Inc.

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

Name, Address, Date of Birth(1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background
Independent Director

Timothy Hui (6/13/1948)	Director	Term expires 2017; Director since 2014	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	23	None

Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Southern Methodist University – Juris Doctor; University of North Texas – Master of Library Science; Christian Education Dallas Theological Seminary – Master of Theology, Doctor of Theology; Philadelphia Biblical University – Bachelor of Science.

Bryan A. Ward (2/4/1955)	Director; Chairman of audit committee	Term expires 2019; Director since 2014	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	23	Director of Equity Metrix, LLC.

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Southern Methodist University – Geology; University of Texas – Petroleum Land Management; University of Arkansas – Bachelor of Science in Business Administration.

John Honis (6/16/1958)(5)	Director	Term expires 2018; Director since 2014	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC.

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Syracuse University – Bachelor of Science.

(1)	The address for each director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	On an annual basis, as a matter of Board policy, the governance committee reviews each director’s performance and determines whether to extend each such director’s service for another year. Our Board has adopted a retirement policy wherein the governance committee shall not recommend the continued service as a director of a Board member who is older than 80 years of age at the time the governance committee reports its findings to our Board.
(3)	The “Highland Fund Complex” consists of NexPoint Capital, Inc. and all of the registered investment companies overseen by our Board (NexPoint Credit Strategies Fund, Highland Funds I and Highland Funds II, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund) and advised by NexPoint Advisors or an affiliated person of NexPoint Advisors as of the date of this prospectus.
(4)	Effective December 4, 2015, Mr. Powell resigned from his position with an affiliate of the investment adviser. Mr. Powell currently receives hourly fees from an affiliate of the investment adviser to perform consulting services for such affiliate relating to matters on which he worked during his tenure with such affiliated adviser. Although NexPoint Capital believes that Mr. Powell is technically no longer an interested person of NexPoint Capital, in light of his previous employment and the possibility that he may provide consulting services to affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of NexPoint Capital. Therefore, NexPoint Capital intends to treat Mr. Powell as an Interested Director of NexPoint Capital for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Directors) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).
(5)	Since May 1, 2015, Mr. Honis has been treated as an Independent Director of NexPoint Capital. Prior to that date, Mr. Honis was treated as an Interested Director because he was a partner of an investment adviser affiliated with NexPoint Advisors until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of NexPoint Advisors. Mr. Honis also serves as a director for a portfolio company affiliated with NexPoint Advisors. During NexPoint Capital’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his service as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with NexPoint Advisors. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of NexPoint Advisors, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of NexPoint Capital.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name, Address, Date of Birth (1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
James Dondero (6/29/62)	President and Principal Executive Officer	Indefinite Term; President since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund and Highland Merger Arbitrage Fund (series of Highland Funds I (“HFI”); President and Portfolio Manager of NexPoint Real Estate Strategies Fund since 2016; President and Portfolio Manager of NexPoint Opportunistic Credit Fund since 2017 and a Portfolio Manager of NexPoint Capital since 2014.

Name, Address, Date of Birth (1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian Mitts (8/26/1970)	Executive Vice President, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Executive Vice President since December 2015; Principal Financial Officer and Principal Accounting Officer since May 2015	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until December 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Principal Financial Officer and Principal Accounting Officer of NexPoint Opportunistic Credit Fund since March 2017; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Name, Address, Date of Birth (1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Frank Waterhouse (4/14/71)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Real Estate Strategies Fund since March 2016; Treasurer of NexPoint Opportunistic Credit Fund since March 2017 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since 2014	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 4, 2015; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Secretary of NexPoint Opportunistic Credit Fund since March 2017; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 4, 2015; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

(1)	The address for each executive officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Portfolio Manager

Our portfolio managers are James Dondero and Michael Gregory. Their investment decisions are not subject to the oversight, approval or ratification of a committee.

Name	Title	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James Dondero	Portfolio Manager	Since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NHF, Highland Opportunistic Credit Fund and Highland Merger Arbitrage Fund (series of HFI), Highland Energy MLP Fund, Highland Premier Growth Equity Fund, Highland Global Allocation Fund and Highland Small-Cap Equity Fund (series of HFII); President and Portfolio Manager of NexPoint Real Estate Strategies Fund since 2016 and President and Portfolio Manager of NexPoint Opportunistic Credit Fund since 2017.

Michael Gregory	Portfolio Manager	Since 2014	CIO and Global Head of Highland Alternative Investors at Highland in addition to Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies; Portfolio Manager of Highland Long/Short Healthcare Fund (series of HFI) and Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (series of HFII).

As of December 31, 2016, the portfolio managers managed the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
James Dondero
Registered investment companies	8	$1,719	0	$0
Other pooled investment vehicles	2	$506	2	$506
Other accounts	0	$0	0	$0

Michael Gregory
Registered investment companies	5	$402	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Conflicts of Interest

Because the portfolio managers manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts of interest between our investment strategy and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts of interest in the allocation of investment opportunities between us and the other accounts. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

NexPoint Advisors, its affiliates or their partners, directors, officers or employees serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with NexPoint Advisors. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. In certain instances NexPoint Advisors’ personnel may serve on the board of a company that is also a portfolio holding of us. NexPoint Advisors has adopted policies and procedures that are designed to minimize the effects of a conflict that may arise to include the pro rata reduction of any compensation for such directorship in amounts attributable to our assets. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts of interest related to the obligations of NexPoint Advisors or its affiliates have to other clients.”

Compensation

NexPoint Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers’ underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by NexPoint Advisors such as the Short Term Incentive Plan and the Long Term Incentive Plan.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the Firm, which may include the amount of assets supervised and other management roles within the Firm. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint Advisors pays a competitive base compensation.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

•	Short Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of NexPoint Advisors in order to promote the success of NexPoint Advisors.

•	Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of NexPoint Advisors through the use of Long-Term Incentive Units.

Because each person’s compensation is based on his or her individual performance, NexPoint Advisors does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint Advisors. NexPoint Advisors believes it is in the best interest of stockholders to maintain stability of portfolio management personnel.

Committees of the Board of Directors

On May 12, 2016, the Board approved a restructuring of our standing committees and established an Audit and Qualified Legal Compliance Committee, a Governance Committee, a Compliance Committee, an Alternatives Oversight Committee and a Distribution Oversight Committee, which are discussed in greater detail below.

Audit and Qualified Legal Compliance Committee (the “Audit Committee”)

The members of the Audit Committee are Dr. Froehlich and Messrs. Hui and Ward each of whom is independent for purposes of the 1940 Act. Mr. Ward serves as chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement and the adequacy of our internal accounting controls, and approving professional services provided by our independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing us who appear and practice before the SEC on behalf of us. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by our Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our Board has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee met six times during the prior fiscal year.

Governance Committee

The governance committee is currently comprised of Messrs. Hui, Ward and Powell. Mr. Powell serves as the chairman of the governance committee. The governance committee’s function is to oversee and make recommendations to the full Board or the Independent Directors, as applicable, with respect to our governance, selection and nomination of directors, compensation of directors, and related matters. The governance committee is also responsible for at least annually evaluating each director and determining whether to recommend each director’s continued service in that capacity.

The governance committee considers nominees properly recommended by our stockholders. Our bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to our stockholders. Our bylaws further provide that, nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The governance committee met four times during the prior fiscal year.

Compliance Committee

The compliance committee’s function is to oversee and assist board oversight of our compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between us and NexPoint Advisors in connection with any potential or existing litigation or other legal proceeding relating to securities held by us and NexPoint Advisors or another client of NexPoint Advisors. The compliance committee is currently comprised of Messrs. Hui, Froehlich and Powell. Mr. Hui acts as the chairman of the compliance committee. The compliance committee met six times during the prior fiscal year.

Alternatives Oversight Committee

The members of the alternatives oversight committee are Messrs. Honis and Ward. The alternatives oversight committee is responsible for overseeing any funds in the Highland Funds Complex that in the Board’s determination employ alternative investment strategies. Mr. Honis serves as chairman of the alternatives oversight committee. The alternatives oversight committee met three times during the prior fiscal year.

Distribution Oversight Committee

The members of the distribution oversight committee are Messrs. Froehlich and Honis. The distribution oversight committee is responsible for overseeing and making recommendations to the Board with respect to the appointment and oversight of our sub-advisers, if any, and any payments to financial intermediaries. Mr. Froehlich serves as chairman of the distribution oversight committee. The distribution oversight committee met four times during the prior fiscal year. Compensation of Directors

Each of our independent directors receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex and us based upon relative net assets. Our independent directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The directors do not have any pension or retirement plan.

The following table summarizes the compensation paid by us to our directors and the aggregate compensation paid by the Highland Fund Complex to the directors for services rendered in the fiscal year ended December 31, 2016.

Name	Aggregate Compensation from the Company			Total Aggregate Compensation from the Highland Fund Complex and the Company[1]
Independent Director
Dr. Bob Froehlich	$	[	]		$150,000
Timothy Hui	$	[	]		$150,000
Bryan A. Ward	$	[	]		$150,000
John Honis[2]	$	[	]		$150,000

Interested Director
Ethan Powell[3]	$	[	]	$	[ ]

[1]	The “Highland Fund Complex” consists of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc., NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
[2]	Effective May 1, 2015, Mr. Honis is treated as an Independent Director of NexPoint Capital.
[3]	Effective December 16, 2015, Ethan Powell is treated as an Interested Director of NexPoint Capital for all purposes other than compensation.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of NexPoint Advisors or by individuals who were contracted by NexPoint Advisors to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement. Each of our executive officers is an employee of NexPoint Advisors or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by NexPoint Advisors. The compensation of our chief financial officer and our chief compliance officer will be paid by NexPoint Advisors. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

The Investment Advisory Agreement provides that NexPoint Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by NexPoint Advisors or such other person, nor will NexPoint Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (1) NexPoint Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) NexPoint Advisors or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by NexPoint Advisors or such other person acting as our agent; and (4) the indemnification or agreement to hold NexPoint Advisors or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with our investment adviser. Our senior management have ownership and financial interests in our investment adviser. Members of our senior management also serve as principals of other investment managers affiliated with our investment adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, our investment adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with our investment adviser’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act and if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

In the future, we may engage NexPoint Advisors or certain of its affiliates to provide services to us other than those discussed herein. Any arrangements would be subject to approval by the Board prior to NexPoint Advisors or its affiliates being engaged to provide services to us.

Policies and Procedures for Managing Conflicts of Interest

Our investment adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are reasonably designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our investment adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our investment adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by NexPoint Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of NexPoint Advisors and our investment adviser. Under this allocation policy, as amended or approved by our Board from time to time, we expect that allocation determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. The allocation policies and procedures are intended to assist NexPoint Advisors and its affiliates in ensuring that investment opportunities will be allocated to us fairly and equitably. We expect that these determinations will be made similarly for other accounts sponsored or managed by NexPoint Advisors and its affiliates. In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, our investment adviser and its affiliates will need to decide which client will proceed with the investment. In such circumstances, our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. We, Highland and NexPoint Advisors have obtained an exemptive order dated April 19, 2016 from the SEC to permit co-investments among the Company and other accounts managed by NexPoint Advisors or its affiliates, subject to certain conditions.

Material Non-Public Information

Our senior management and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such public company under its policies, our policies or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, NexPoint Advisors has agreed to provide investment advisory services to us. NexPoint Advisors has also agreed to provide us with access to personnel and we will pay NexPoint Advisors a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for NexPoint Advisors to invest in certain types of securities.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.”

NexPoint Advisors will depend upon its investment professionals and other resources of its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. We will look to NexPoint Advisors or an affiliate to obtain access to deal flow generated by the professionals of NexPoint Advisors.

Administration Agreement

We have entered into an Administration Agreement pursuant to which NexPoint Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable us to operate. Under our Administration Agreement, NexPoint Advisors performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

Private Placement

We entered into private placements with our investment advisor and its affiliate, pursuant to which they contributed approximately $10.0 million to purchase approximately 1,086,954 shares of common stock at $9.20 per share, which price represented the public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. We completed a second private placement with NexPoint Advisors on October 8, 2014, for proceeds of approximately $6.0 million, which amount was used to repurchase our shares from NexPoint Advisors’ affiliate. On November 25, 2014, we issued an additional 271,739 shares to NexPoint Advisors for proceeds of approximately $2.5 million. On January 30, 2015, we issued 336,957 shares to NexPoint Advisors at $9.20 per share for proceeds of approximately $3.1 million. In aggregate through December 31, 2016, we have issued 2,004,032 shares, including reinvestments of dividends, to NexPoint Advisors for proceeds of approximately $18.4 million and issued 5,098,194 shares, including reinvestments of dividends, to unaffiliated investors for proceeds of approximately $46.8 million. Each transaction was priced at our NAV. NexPoint Advisors has agreed not to vote its shares on any matter brought to stockholders regarding the termination of the Investment Advisory Agreement or renewal of NexPoint Advisors as our investment adviser.

Conversion

On June 10, 2014 NexPoint Capital, LLC converted into a Delaware corporation, NexPoint Capital, Inc., and all of the outstanding limited liability company interests in NexPoint Capital, LLC converted into shares of common stock in NexPoint Capital, Inc. As part of this conversion, the existing member of NexPoint Capital, LLC, NexPoint Advisors, received an aggregate of 21,739.13 shares of our common stock in exchange for the 21,739.13 limited liability company interests they owned in NexPoint Capital, LLC, representing an estimated equivalent price of $9.20 per share based on the fair value of the assets contributed by NexPoint Advisors in connection with our formation, as determined by our Board.

Appraisal and Compensation

Our certificate of incorporation provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of our stockholders. A summary of such appraisal will be included in a report to our stockholders in connection with any proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of April [7], 2017, the following persons are presumed to control us, as such term is defined in the 1940 Act. The following table sets forth certain ownership information with respect to our common stock, as of April [7], 2017, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership	Shares owned		Percentage of our outstanding shares
NexPoint Advisors(1)	Record/ Beneficial	[	]	[	]%
James Dondero(2)	Beneficial	[	]	[	]%
All officers and directors as a group (10 persons)	Beneficial	[	]	[	]%

(1)	The address for NexPoint Advisors and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Mr. Dondero controls NexPoint Advisors GP, LLC, the general partner of NexPoint Advisors. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of our common stock directly owned by NexPoint Advisors.

The following table shows the aggregate dollar range of equity securities owned by our directors in all funds overseen by the directors in the Highland Funds Complex as of December 31, 2016.

Name of Director	Aggregate Dollar Range of Equity Securities(1) Owned in NexPoint Capital, Inc.	Aggregate Dollar Range of Equity Securities(1) Owned in All Funds of the Highland Fund Complex(2) Overseen by Director(3)
Interested Director
Ethan Powell	None	Over $100,000

Independent Director
Timothy K. Hui	None	Over $100,000
Dr. Bob Froehlich	None	Over $100,000
John Honis	None	None
Bryan A. Ward	None	None

(1)	Based on market value as of December 31, 2015.
(2)	The “Highland Fund Complex” consists of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc., NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

The table below shows the dollar range of shares of common stock beneficially owned by each of our portfolio managers after giving effect to the private placement as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in NexPoint Capital (1)
James Dondero	Over $1 million
Michael Gregory	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

THE ADVISER AND THE ADMINISTRATOR

NexPoint Advisors is registered with the SEC as an investment adviser under the Advisers Act, and we and NexPoint Advisors have entered into the Investment Advisory Agreement. The principal executive offices of NexPoint Advisors are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of December 31, 2016, NexPoint Advisors had approximately $628 million of capital under management. Together with NexPoint Advisors and its other affiliates, Highland managed approximately $14.8 billion in assets on behalf of investors around the world as of December 31, 2016. NexPoint Advisors is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Investment Advisory Agreement

NexPoint Advisors serves as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our Board, the investment adviser will manage the day-to-day operations of, and provide investment management services to, us. Under the terms of the Investment Advisory Agreement, NexPoint Advisors does and will:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determine the securities and other assets that we purchase, retain or sell; and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

NexPoint Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we will pay NexPoint Advisors a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee.

The base management fee will be calculated at an annual rate of 2.0% of our gross assets including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For purposes of calculating the base management fee, gross assets will be the equivalent of the “Total Assets” line item on our balance sheet. Unrealized gains on any total return swaps that we may enter into will be reflected in the “Total Assets” line item on our balance sheet and therefore included in the computation of the base management fee. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based, will be calculated and payable quarterly in arrears, commencing with the quarter ending September 30, 2014, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means in each case on a consolidated basis interest income, distribution income and any other income

(including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.875% (7.5% annualized);

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.34375%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.34375% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and will equal 20% of our cumulative aggregate realized capital gains from our formation through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

For purposes of computing the capital gains incentive fee, NexPoint Advisors will become entitled to a capital gains incentive fee only upon the termination or disposition of a total return swap, at which time all net gains and losses of the underlying loans constituting the reference assets of the total return swap will be realized. For purposes of computing the incentive fee on income NexPoint Advisors is not entitled to any incentive fee on income with respect to a total return swap.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.4%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.0%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.15%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x (Pre-Incentive Fee Net Investment Income - 1.875%))

= (100.0% x (2.15% - 1.875%))

= 100.0% x 0.275%

= 0.275%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.75%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + expenses)) = 2.9%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (20% x (Pre-Incentive Fee Net Investment Income - 2.34375%))

Catch up = 2.34375% - 1.875%

= 0.46875%

Incentive Fee = (100% x 0.46875%) + (20% x (2.9% - 2.34375%))

= 0.46875% + (20.0% x 0.55625%)

= 0.46875% + 0.11125%

= 0.58%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.5% annualized Hurdle Rate.
(2)	Represents 2.0% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”), of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5) million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million (capital gains fee received in Year 2)

•	Year 4: None

•	Year 5: None; $5 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)

Payment of Our Expenses

All investment professionals of our investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our investment adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;

•	calculating our NAV (including the costs and expenses of independent valuation firms);

•	fees and expenses, including travel expenses, incurred by NexPoint Advisors or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, and other incurrence of debt;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to NexPoint Advisors under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	the actual costs incurred by NexPoint Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including deal sourcing fees and marketing to financial sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•	all other expenses reasonably incurred by us or NexPoint Advisors in connection with administering our business.

Duration and Termination

The continuation of the Investment Advisory Agreement until October 31, 2017 was approved by our Board, including a majority of our directors who are not interested persons of NexPoint Advisors, on September 9, 2016. Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of NexPoint Capital. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by us without penalty upon not more than 60 days’ written notice to NexPoint Advisors and by NexPoint Advisors upon 120 days’ written notice to us. If NexPoint Advisors terminates the Investment Advisory Agreement, it will be responsible for the expenses incurred in connection with its termination. Any termination by us must be authorized either by our Board or by vote of our stockholders. We may terminate NexPoint Advisors’ interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then-present fair market value of such interest, determined by agreement between us and NexPoint Advisors. If we cannot agree on such amount, it will be determined in accordance with the then-current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to NexPoint Advisors must be fair and must protect our solvency and liquidity. However, all payments will be limited to the amounts due pursuant to Section 3 of the Investment Advisory Agreement at the date of termination, but not yet made. In no event will these termination provisions require the Company or NexPoint Advisors to make or receive any payment other than as would be permitted under the 1940 Act. In addition, the termination provisions will not impact any shares in the Company held by NexPoint Advisors. See “Risk Factors—Risks Relating to our Business and Structure—We depend upon key personnel of NexPoint Advisors and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that NexPoint Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting misconduct or negligence. The Investment Advisory Agreement also provides for indemnification by us of NexPoint Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions. In no circumstance will the Company be liable for indemnification, if such indemnification would exceed that permitted under applicable provisions of the 1940 Act.

Board of Directors’ Approval of the Investment Advisory Agreement

Our Board determined at a meeting held on September 9, 2016, to approve the continuation of the Investment Advisory Agreement until October 31, 2017. In its consideration of the Investment Advisory Agreement, our Board focused on information it had received relating to:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the investment adviser or NexPoint Advisors from their relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the investment adviser and its affiliates;

•	the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information that the Board reviewed and further discussions, the Board, including a majority of the non-interested directors, determined that the investment advisory fee rates are reasonable in relation to the services to be provided. We expect that the Board will undertake the same or a similar review in connection with any proposed amendment to, or renewal of, the Investment Advisory Agreement.

Prohibited Activities

Our certificate of incorporation prohibits the following activities between us and NexPoint Advisors and its affiliates:

•	We may not purchase or lease assets in which NexPoint Advisors or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	NexPoint Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our certificate of incorporation;

•	We may not lease assets to NexPoint Advisors or its directors unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to NexPoint Advisors or its affiliates except for the advancement of funds as permitted by our certificate of incorporation;

•	We may not acquire assets in exchange for our stock;

•	We may not pay a commission or fee, either directly or indirectly to NexPoint Advisors or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	NexPoint Advisors and its affiliates may not charge duplicate fees to us; and

•	NexPoint Advisors and its affiliates may not provide financing to us with a term in excess of 12 months.

Rebates, Kickbacks and Reciprocal Arrangements

Under the terms of the Investment Advisory Agreement, NexPoint Advisors may not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, NexPoint Advisors may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that NexPoint Advisors may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

Administration Agreement

Pursuant to the Administration Agreement, NexPoint Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. Under the Administration Agreement, NexPoint Advisors also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, NexPoint Advisors assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, NexPoint Advisors also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. We have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. In no event, however, will we reimburse NexPoint Advisors under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. In addition, we will reimburse NexPoint Advisors the actual costs incurred in providing managerial assistance to our portfolio companies that request such assistance and the costs of providing such assistance will not be subject to the cap on reimbursement. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. NexPoint Advisors may outsource any of the functions it performs pursuant to the Administration Agreement. To the extent that NexPoint Advisors outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to NexPoint Advisors.

Limitation of Liability and Indemnification

The Administration Agreement provides that NexPoint Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting misconduct or negligence. The Administration Agreement also provides for indemnification by us of NexPoint Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

DETERMINATION OF NAV

The NAV of our outstanding shares of common stock will be determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made. When we calculate NAV, we will accrue as a liability in accordance with GAAP the amount, if any, which we may owe to our investment adviser under the income incentive fee and the capital gains incentive fee, with the latter being based on the amount of unrealized and realized capital appreciation. We note that any such accruals may be reversed from time to time, as GAAP assumes that the assets are all sold as of the balance sheet date and, as a result, there can be an artificial accrual.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – quoted unadjusted prices in active markets for identical investments as of the reporting date – The types of investments in Level 1 include exchange-traded equities, debt and derivatives with quoted prices.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.) – Level 2 inputs include interest rates, yield curves, volatilities, prepayment risks, loss severities, credit risks and default rates. The types of investments in Level 2 generally include corporate bonds and loans, government and agency securities, less liquid and restricted equity investments, over-the-counter traded derivatives and other investments where the fair value is based on observable inputs.

Level 3 – significant unobservable inputs (including the investment adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments) – These inputs reflect our Board’s assessment of the assumptions that market participants use to value the investment based on the best available information. Level 3 inputs include prices of quoted securities in markets for which there are few transactions, less public information exists or prices vary among brokered market makers. The types of investments in Level 3 include non-publicly traded equity, debt, real estate and derivatives.

In some instances, an instrument may fall into different levels of the fair value hierarchy. In such instances, the instrument’s level within the fair value hierarchy is based on the lowest of the three levels (with Level 3 being the lowest) that is significant to the value measurement. The assessment of the significance of an input requires judgment and considers factors specific to the instrument. The transfer of assets into or out of each fair value hierarchy level is accounted for as of the end of the reporting period.

When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of primarily debt investments. These investments may be valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments for which market quotations are not readily available, fair value is derived using proprietary models that may consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our Board has retained an independent valuation firm to review periodically the valuation of each portfolio investment that does not have a readily available market quotation. We plan for this independent valuation firm and any additional valuation firm retained by our Board to provide a valuation review on approximately one-quarter of our investments for which market quotations are not readily available each quarter, or more frequently as needed.

Our Board, a committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, will determine the fair value of the portfolio investments for which market quotations are not readily available on an at least quarterly basis or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our Board intends to undertake a multistep valuation process, as described below:

•	Our valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.

•	The audit committee of the Board reviews these preliminary valuations.

•	At least once each quarter, the valuations for approximately one quarter of the portfolio investments that have been fair valued are reviewed by an independent valuation firm such that, over the course of a year, each material portfolio investment that has been fair valued shall have been reviewed by an independent valuation firm at least once.

•	The Board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors—Risks Relating to our Business and Structure—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.”

Determinations In Connection With Offerings

We sell our shares on a continuous basis at a current public offering price established by our Board or a committee thereof. Except as otherwise provided in the 1940 Act, we are generally prohibited under the 1940 Act from selling our shares of common stock at a net public offering price that is below our NAV per share. In connection with each weekly closing, we intend to ensure that our net offering price is not 2.5% or more above the NAV. Should the NAV decrease to 2.5% or more below our current net offering price, our Board will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share.

In connection with each weekly closing, the Board, a committee thereof or NexPoint Advisors, acting pursuant to Board-approved procedures, will determine that we are not selling shares of our common stock at a price below the current NAV of our common stock, determined as described above, as of a time within 48 hours of the closing, excluding Sundays and holidays. To the extent that the Board, a committee thereof or NexPoint Advisors, acting pursuant to Board-approved procedures, determines that (i) the net offering price of the shares is below the NAV, determined as described above, as of a time within 48 hours of the closing, excluding Sundays and holidays, or (ii) there is even a remote possibility that the net offering price of the shares may fall below the NAV of our common stock at such time, our Board, committee thereof or NexPoint Advisors, acting pursuant to board-approved procedures, will (a) postpone the offering until such time that it determines that the net offering price will not be below the NAV, or (b) establish a new net offering price that is equal to or higher than the NAV.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan pursuant to which a stockholder can elect to have the full amount of our cash distributions reinvested in additional shares of our common stock. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have ‘opted in’ to our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.

No action is required on the part of a registered stockholder to receive dividends or other distributions in cash. A registered stockholder may elect to receive an entire distribution in shares of our common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who elects to receive dividends or other distributions in cash and hold such shares in non-certificated form in the name of the plan administrator or its nominee. Those stockholders whose shares are held by a broker or other financial intermediary may opt to receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use newly issued shares to implement the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to 92% of the price at which common shares are sold in the offering at the last weekly closing of the month. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. The reinvested distributions will increase our gross assets under management on which the management fee and incentive fee are payable to NexPoint Advisors.

There will be no brokerage charges or other sales charges to stockholders who elect to participate in the plan. The plan administrator’s fees will be paid by us.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional units of our common shares under our distribution reinvestment plan. See “Tax Matters.”

To qualify for the special tax treatment accorded to RICs and their stockholders, we must, among other things, distribute to our stockholders with respect to each taxable year at least 90% of the sum of our “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (the excess of our gross tax-exempt interest over certain disallowed deductions), for such year, in a manner qualifying for the dividends paid deduction. If we were not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B) for any taxable year, such status would potentially render distributions under our distribution reinvestment plan non-deductible, which would bear adversely on our ability to satisfy the distribution requirements to qualify as a RIC accorded special tax treatment for such year. See “Tax Matters” for more information.

Participants may terminate their accounts under the plan by notifying the plan administrator in writing or calling the plan administrator’s Interactive Voice Response System at (844) 485-9167. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan, including requests to obtain additional information about the plan, should be directed to the plan administrator in writing or by calling the plan administrator’s interactive voice response system at (844) 485-9167.

DESCRIPTION OF CAPITAL STOCK

The following description summarizes the material provisions of the DGCL and our certificate of incorporation and bylaws that are relevant to an investment in our common stock. This summary may not contain all of the information that is important to you, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of December 31, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—	7,102,226
Preferred Stock	25,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of legally available funds. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes the Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, the Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such officer or director, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation regardless of whether the corporation would have the power to indemnify such persons against such liability under the provisions of Section 145 of the DGCL.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Section 145 of the DGCL or as the DGCL may be amended from time to time. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect this provision.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our certificate of incorporation prohibits us from indemnifying or holding harmless a director, officer, employee or agent of us, or any person who is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (which would include, without limitation, NexPoint Advisors and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an independent director), officer, employee or agent of ours or is or was serving at our request as a director, officer, employee or agent, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director ; and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Furthermore, under our certificate of incorporation, an indemnitee shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Under our certificate of incorporation, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all the following conditions are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) the party seeking indemnification provides us with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by us has been met; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) the party seeking indemnification provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, in cases in which the party seeking indemnification is found not to be entitled to indemnification.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could increase our expenses and disrupt our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•	on or after the date the business combination is approved by the Board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

In general terms, Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person that is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our Board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our Board. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the Board in accordance with our bylaws. Our certificate of incorporation and bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than nine. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our Board may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board or, provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide an orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can be called by the chairman of the Board, the chief executive officer or the Board. In addition, our certificate of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting certain stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 45 days after the end of each fiscal quarter, we will file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we will file our annual report on Form 10-K. These reports, along with any prospectus supplements, current reports on Form 8-K or any amendments to these listed reports will be made available free of charge on our website at www.NexPointCapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

On a quarterly basis, we will send information to all stockholders of record regarding the source of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

REGULATION

We have elected to be treated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our Board may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current NAV. We may, however, issue or sell our common stock at a price below the current NAV of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our Board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the fair value of such securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. However, when a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. As our administrator, NexPoint Advisors has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse NexPoint Advisors for the actual costs incurred in providing managerial assistance on our behalf, subject to the review and approval by our Board, including our independent directors.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to raise, and the way in which we raise, additional debt or equity capital.”

To the extent that we utilize a REIT Subsidiary that directly incurs leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by us will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage. Accordingly, it is our present intention to utilize leverage through debt or borrowings in an amount not to exceed 50% of our total assets (i.e., maintain 200% asset coverage), less the amount of any direct debt or borrowing by a REIT Subsidiary, if any. Because a REIT Subsidiary’s preferred shares would represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on our ability to issue preferred shares. Code of Ethics

We and NexPoint Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part or is incorporated herein by reference, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are described below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to us, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 300 Crescent Court, Suite 700, Dallas, Texas 75201, or by telephone at (855) 498-1580.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential stockholder, a current stockholder or even a former stockholder.

Collection of Information.

We may collect nonpublic personal information about you from the following sources:

Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

Website information, including any information captured through our use of “cookies”; and

Account history, including information about the transactions and balances of your accounts with us and our affiliates.

Disclosure of Information.

We may share the information we collect with our affiliates, we may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our investment adviser has previously invested. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the investment adviser negotiates no term other than price and certain other conditions are met. We, Highland Capital Management Fund Advisors L.P. and NexPoint Advisors have obtained an exemptive order dated April 19, 2016 from the SEC to permit co-investments among the Company and other accounts managed by NexPoint Advisors or its affiliates, subject to certain conditions.

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and NexPoint Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are not generally able to issue and sell our common stock at a price below current NAV. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the fair value of such securities.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under it. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board, NexPoint Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. NexPoint Advisors does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, considering such factors as (i) price (including the applicable brokerage commission or dealer spread), (ii) size of the order, (iii) difficulty of execution, (iv) operational facilities of the firm, (v) promptness of execution and past history in executing orders, (vi) clearance and settlement capabilities, (vii) research capabilities, (viii) access to markets and distribution network, (ix) the firm’s risk and skill in positioning blocks of securities and (x) trade error rate and ability or willingness to correct errors. While NexPoint Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, NexPoint Advisors may select a broker based partly upon brokerage, research or other services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if NexPoint Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following is a general summary of some of the important U.S. federal income tax considerations affecting us and our common stockholders that are “United States persons” within the meaning of the Code, and does not address any state, local, foreign or other tax consequences. It reflects provisions of the Code, existing Treasury regulations, and other applicable authority, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretations. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to our common stockholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including stockholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, stockholders holding our shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, stockholders holding our shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold our common shares as capital assets (within the meaning of the Code). Please consult your tax advisor about U.S. federal, state, local, foreign or other tax laws applicable to you, as the tax consequences to an investor in our common shares will depend on the facts of his, her or its particular situation.

Taxation of the Company

We have elected to be treated as a RIC under Subchapter M of the Code and intend each year to qualify and to be eligible to be treated as such.

In order to qualify for the special tax treatment accorded RICs and their stockholders, we must, among other things:

(i)	derive at least 90% of our gross income for each taxable year from: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships”;

(ii)	diversify our holdings so that, at the end of each quarter of our taxable year, (a) at least 50% of the market value of our total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of our total assets is invested (x) in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that we control, as determined under applicable Code rules, and that are determined to be engaged in the same business or similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships”; and

(iii)	distribute to our stockholders with respect to each taxable year at least 90% of the sum of our “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (the excess of our gross tax-exempt interest over certain disallowed deductions), for such year, in a manner qualifying for the dividends paid deduction.

If we qualify as a RIC (i.e., satisfy the source of income and diversification requirements described in (i) and (ii) above) and satisfy the annual distribution requirement described in (iii) above, we will not be subject to U.S. federal income tax on income distributed in a timely manner to our stockholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B) for any year, such status would potentially render distributions under our distribution reinvestment plan non-deductible, which would bear adversely on our ability to satisfy the foregoing distribution requirements to qualify as a RIC accorded special tax treatment for such year.

If, for any taxable year, we were to fail to meet the income, diversification or distribution tests described above, we could in some cases cure such failure, including by paying a corporate-level tax, paying interest, making additional distributions or disposing of certain assets. If we were ineligible to or otherwise did not cure any such failure for any year, or if we were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, we would be subject to tax on our taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to stockholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate stockholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of stockholders taxed at individual rates, provided, in both cases, the stockholder met certain holding period and other requirements in respect of our shares (as described below). In addition, we might be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

We intend to distribute at least annually to our stockholders all or substantially all of our investment company taxable income (computed without regard to the dividends-paid deduction) and, in general, our net capital gain. Any investment company taxable income we retain will be subject to a corporate-level tax at regular corporate rates. We may also retain for investment our net capital gain. If we retain any net capital gain, it will be subject to corporate-level tax at regular corporate rates on the amount retained, but we may designate the retained amount as undistributed capital gains in a timely notice to our stockholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax we paid on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If we make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by one of our stockholders would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. We are not required to, and there can be no assurance we will, make this designation if we retain all or a portion of our net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If in a calendar year we fail to distribute at least an amount equal to the sum of 98% of our ordinary income for such year and 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (unless an election is made to use our taxable year), plus any such undistributed income from the prior year, we will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after

October 31 of a calendar year generally (unless an election is made to use our taxable year) are treated as arising on January 1 of the following calendar year. Also, for these purposes, we will be treated as having distributed any amount on which we have been subject to corporate income tax in the taxable year ending with the calendar year. We reserve the right to pay the excise tax when circumstances warrant.

Although as of now we currently do not expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the diversification test described above. If we dispose of assets in order to meet the distribution test described above or to avoid the excise tax on undistributed amounts, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We are not permitted to deduct capital losses in excess of capital gains (“net capital losses”) against our net investment income. Instead, potentially subject to certain limitations, we may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether we retain or distribute such gains. Net capital losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Our ability to use net capital losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of our shares by a stockholder owning or treated as owning 5% or more of our shares (each, an “ownership change”). The Code may similarly limit our ability to use any of our other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.

Distributions to Stockholders

Distributions not in excess of our current and accumulated earnings and profits are taxable to stockholders even if we paid them from income or gains we earned before a stockholder invested in our shares (and such income and gains thus were included in the price the stockholder paid for its shares). Such distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through our distribution reinvestment plan. A stockholder who reinvests such distributions in shares through our distribution reinvestment plan will be treated as having received a dividend equal to the fair market value of the new shares issued to the stockholder. See “Distribution Reinvestment Plan” for more information on the distribution reinvestment plan.

Dividends and other distributions we pay are generally treated under the Code as received by stockholders at the time the dividend or distribution is made. However, a dividend paid to stockholders in January of a year generally is deemed to have been paid by us on December 31 of the preceding year, if the dividend was declared and payable to stockholders of record on a date in October, November or December of that preceding year.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Your broker or other intermediary will send you information after the end of each year setting forth the amount and tax status of any dividends or other distributions we pay to you.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long we have owned or are treated as having owned the investments that generated them, rather than how long a stockholder has owned his or her shares. In general, we will recognize long-term capital gain or loss on investments we have owned (or are deemed to have owned) for more than one year, and short-term capital gain or loss on investments we have owned (or are deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that we properly report as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to stockholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss) will generally be taxable to stockholders receiving such distributions as ordinary income. Distributions of investment income we report as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the stockholder and corporate level. We do not expect a significant portion of our distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by one of our stockholders to be qualified dividend income, we must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in our portfolio and the stockholder must meet holding period and other requirements with respect to our shares. In general, a dividend will not be treated as qualified dividend income (at either the corporate or stockholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income we designate as derived from qualified dividend income will be treated as qualified dividend income by a stockholder taxed at individual rates, provided the stockholder meets the holding period and other requirements described in the paragraph immediately above with respect to our shares. We do not expect a significant portion of our distributions to constitute qualified dividend income.

In general, dividends of net investment income received by our corporate stockholders will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends we receive from domestic corporations for the taxable year. A dividend we receive will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that we have held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if the corporate stockholder fails to satisfy the foregoing requirements with respect to our shares or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). We do not expect a significant portion of our distributions to be eligible for this corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income we receive in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income we receive on securities we temporarily purchased from a counterparty pursuant to a repurchase agreement under which for U.S. federal income tax purposes we are treated as a lender, such distribution will not constitute qualified dividend income to individual stockholders and will not be eligible for the dividends-received deduction for corporate stockholders.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain amounts. Net investment income generally includes for this purpose dividends we pay, including any capital gain dividends and net capital gains recognized on the sale or exchange of our shares. Stockholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment with us.

Return of Capital Distributions

If, for any taxable year, our total distributions exceed both current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in our shares. The amount treated as a tax-free return of capital will reduce your tax basis in our shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of our shares. Any amounts distributed to you in excess of your tax basis in our shares will be taxable to you as capital gain.

Distributions we pay with respect to our shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed our realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the stockholder paid. Such distributions may reduce the value of our shares below the stockholder’s cost basis in those shares. As described above, we are required to distribute realized income and gains regardless of whether our net asset value also reflects unrealized losses.

Tax Implications of Certain Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that we acquire in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID (as defined below), its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a holder may elect to accrue market discount currently. As of the date of this Prospectus, we have made this election, and therefore we are required to include currently any accrued market discount on such debt obligations in our taxable income (as ordinary income) and thus distribute it over the terms of the obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the applicable debt obligations. We reserve the right to revoke this election at any time pursuant to applicable IRS procedures. The rate at which market discount accrues, and thus is included in our income, will depend upon which of the permitted accrual methods we elect.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that we originate or acquire will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and we are required to distribute it) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, PIK securities we originate or acquire will give rise to income which is required to be distributed and is taxable even though we receive no interest payment in cash on the security during the year in which the income was accrued.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that we originate or acquire may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, we will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt obligation and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in our income, will depend upon which of the permitted accrual methods we elect.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring the payment of its distributions, we may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though we have not yet actually received the cash distribution.

As a result of holding the foregoing kinds of securities, we may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest (or dividends in the case of preferred securities) we actually received. Such distributions may be made from, among other things, our cash assets or cash generated from our liquidation of portfolio securities. We may realize gains or losses from such liquidations. In the event we realize net long-term or short-term capital gains from such transactions, our stockholders may receive a larger capital gain or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in distressed debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as whether and to what extent we should recognize market discount on these debt obligations, when we may cease to accrue interest, OID or market discount, when and to what extent we may take deductions for bad debts or worthless securities and how we should allocate payments received on obligations in default between principal and income. We will address these and other related issues when, as and if we invest in such securities, in order to seek to ensure that we distribute sufficient income to preserve our eligibility for treatment as a RIC and do not become subject to U.S. federal income or excise tax.

A portion of the OID accrued on certain high-yield discount obligations we own may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments we make may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Our transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate our distributions to stockholders and increase the distributions taxed to stockholders as ordinary income. We cannot carry forward any net ordinary losses so created to offset income or gains earned in subsequent years.

Special tax rules may change the treatment of gains and losses we recognize when we make certain investments outside the United States. The application of these special rules may accelerate or increase our recognition of ordinary income or loss, and affect the timing, amount and/or character of our distributions. In addition, dividend, interest, capital gains and other income we receive from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. We do not expect that we will be eligible to elect to treat any foreign taxes we pay as paid by our stockholders, and therefore stockholders will not be entitled to claim a credit or deduction for such taxes on their own tax returns. Foreign taxes we pay or are withheld from us will reduce the return from our underlying investments.

Some of our investments outside the United States, including our CLO investments, may be treated as investments in passive foreign investment companies (“PFICs”), as defined below, and could subject us to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to our stockholders. However, we may elect to avoid the imposition of that tax. For example, we may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case we will be required to include our share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, we may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though we had sold (and, solely for purposes of this mark-to-market election, repurchased) our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation. Making either of these elections therefore may require us to liquidate other investments (including when it is not advantageous to do so) to meet our distribution requirement, which also may accelerate the recognition of gain and affect our total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. In addition, whether a foreign corporation is a PFIC is not always entirely clear. Therefore there is a risk, for example, that we may not realize that a foreign corporation in which we invest is a PFIC for U.S. federal tax purposes and thus we may fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event we could be subject to the U.S. federal income taxes and interest charges described above.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

If we own (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we are a “U.S. Stockholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. stockholders. A U.S. Stockholder is required to include in gross income for U.S. federal income tax purposes for each taxable year of the U.S. Stockholder its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the U.S. Stockholder’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. To the extent we invest in CFCs, if any, and recognize subpart F income in excess of actual cash distributions from such CFCs, if any, we may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to our stockholders all of our income and gains and therefore to eliminate any corporate-level tax liability.

We may make certain investments through one or more wholly-owned entities treated as corporations for U.S. federal income tax purposes. Such corporations may be required to pay U.S. federal, state and local corporate income or other tax on their earnings, which ultimately will reduce the return on our underlying investments.

Income we realize from or the proceeds of dispositions of our non-U.S. investments may be subject to non-U.S. withholding or other taxes. We may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding taxes or other taxes as well as any U.S. withholding taxes applicable to our investments, including in respect of investments in our wholly-owned subsidiaries, if any, will reduce the return on our investments.

Our derivative transactions, as well as any of our other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses we recognize are treated as ordinary or capital and/or as short-term or long-term, accelerate our recognition of income or gains, defer losses, and cause adjustments in the holding periods of our securities. The rules could therefore affect the amount, timing and/or character of our distributions to stockholders.

Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether we have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain our qualification as a RIC and avoid a corporate-level tax.

Certain of our Derivative Transactions and investments in foreign currency-denominated instruments, and any of our transactions in foreign currencies and hedging activities, are likely to produce a difference between our book income and the sum of our taxable income and net tax-exempt income (if any). If such a difference arises, and our book income is less than the sum of our taxable income and net tax-exempt income (if any), we could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid a corporate-level tax. In the alternative, if our book income exceeds the sum of our taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of our remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Pursuant to a notice issued by the IRS and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of our income (including income allocated from certain pass-through entities) that is attributable to a residual interest in a real estate mortgage investment conduit or taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to stockholders of the RIC in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related interest directly. As a result, to the extent we invest in any such interests, it may not be a suitable investment for certain tax-exempt stockholders. Although we do not expect to make investments that generate or pass through excess inclusion income in the manner described above, we may make such investments, and may need to make certain elections set forth in the IRS notice governing such matters.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. stockholder, will not qualify for any reduction in U.S. federal withholding tax. A stockholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Our ability to pursue our investment strategy, including a strategy focused on investments in CLOs, certain debt instruments and the generation of fee income, may be limited by our intention to qualify as a RIC and our strategy may bear adversely on our ability to so qualify.

Backup Withholding

Your broker or other intermediary may be required to withhold, for U.S. federal backup withholding tax purposes, at a rate of 28%, a portion of the dividends, distributions and redemption proceeds payable to a non-corporate stockholder who fails to provide the broker or other intermediary with the stockholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such stockholder is subject to backup withholding. Certain stockholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Sale or Exchange of Our Shares

If you sell or otherwise dispose of our common shares, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares and the amount you receive in exchange for such shares. Any such gain or loss generally will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares will be disallowed if you acquire other shares from us (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of our shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of our shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

You may be entitled to offset your Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, if you have capital losses we urge you to consult your tax advisor.

Upon the sale or exchange of our common shares, your broker or other intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment. Please consult your broker or other intermediary for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

When we make a tender offer for our shares (as described in “Share Repurchase Program”) and you tender all common shares you hold, or are considered to be holding, and you do not hold (directly or by attribution) any other units of our shares (namely, preferred shares), you will be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing your tax basis in Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. . Dividend treatment of a tender would also affect the amount and character of income that we are required to distribute for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income. To the extent we recognize net gains on the liquidation of portfolio securities to meet such tenders, we will be required to make additional distributions to our common stockholders.

Non-U.S. Stockholders

Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends that we pay to a stockholder that is not a “United States person” within the meaning of the Code (a “foreign stockholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign stockholder directly, would not be subject to withholding. However, we are not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign stockholder (A) that have not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that a dividend paid is attributable to certain interest on an obligation if the foreign stockholder is the issuer of such obligation or was a 10% stockholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign stockholder and the foreign stockholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign stockholder, to the extent we properly report such distributions as such in a written notice to stockholders (“interest-related dividends”), and (ii) with respect to distributions (other than (A) distributions to an individual foreign stockholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent we properly reported such distributions as such in a written notice to stockholders (“short-term capital gain dividends”). We are permitted to report such part of our dividends as interest-related or short-term capital gain dividends as were eligible, but are not required to do so.

In the case of shares held through an intermediary, the intermediary may have withheld even if we reported all or a portion of a payment as an interest-related or short-term capital gain dividend to stockholders. Foreign stockholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign stockholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of our shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) certain special rules relating to gain attributable to the sale or exchange of U.S. real property interests apply to the foreign stockholder’s sale of our shares or to the Capital Gain Dividend the foreign person received.

Foreign stockholders with respect to whom income from us is effectively connected with a trade or business conducted by the foreign stockholder within the United States will in general be subject to U.S. federal income tax on the income derived from us at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in additional units of our shares and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign stockholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the stockholder in the United States. More generally, foreign stockholders who are residents of a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to have qualified for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign stockholder must have complied with applicable certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E or substitute form). Foreign stockholders should contact their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding our shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding our shares through foreign entities should consult their tax advisors.

A foreign stockholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Other Reporting and Withholding Requirements

Dividends (other than Capital Gain Dividends) paid to non-U.S. stockholders are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require us to obtain information sufficient to identify the status of each of our stockholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a stockholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, we or our agent may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as capital gain dividends, that we pay to that stockholder and, after December 31, 2016 (which date, under recent Treasury guidance, is expected to be delayed until after December 31, 2018), 30% of the gross proceeds of the sale, redemption or exchange of our shares and certain capital gain dividends we pay to that stockholder. If we make a payment that is subject to FATCA withholding, we, or our agent, are required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. stockholders (e.g., Capital Gain Dividends). You are urged to consult your tax advisor regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA.

REIT Subsidiary

Taxation of a REIT Subsidiary

As discussed above, the Company may hold certain of its assets, including qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties, through a REIT Subsidiary. The Company intends to monitor the value of the shares of any REIT Subsidiary such that not more than 25% of the value of the Company’s total assets is invested in a REIT Subsidiary.

The Company intends that any REIT Subsidiary would elect to be treated, and qualify annually, as a REIT under the Code beginning with the first year in which it commenced material operations. While we believe that a REIT Subsidiary would be able to qualify as a REIT provided it satisfies the Not Closely Held Test (as defined below), given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in circumstances or applicable law, no assurance can be given that a REIT Subsidiary would so qualify for any particular year.

Qualification and taxation as a REIT depends on a REIT Subsidiary’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. In addition, a REIT Subsidiary’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the REIT Subsidiary invests. A REIT Subsidiary’s ability to qualify as a REIT also requires that it satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by it or which serve as security for loans made by it. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of a REIT Subsidiary’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.

Requirements for Qualification as a REIT

To qualify for the beneficial tax regime applicable to REITs, a REIT Subsidiary must meet and continue to meet the requirements described below relating to organization, sources of income, nature of assets and distributions of income to our stockholders.

Organizational Requirements

The Code defines a REIT as a domestic corporation, trust or association:

(1)	which is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

(4)	which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)	not more than 50.0% in value of the outstanding stock of which is owned, directly or indirectly applying various attribution rules, by or for five or fewer individuals (as defined in the Code to include for these purposes certain entities) (the “Not Closely Held Test”);

(7)	which makes an election to be a REIT (or has made such election for a previous taxable year which has not been revoked or terminated) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	which uses the calendar year as its taxable year; and

(9)	which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4), inclusive, must be met during the entire taxable year, that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, and that condition (6) must be met during the last half of each taxable year. For purposes of condition (6), the beneficiaries of a pension or profit-sharing trust described in Section 401(a) of the Code, and not the pension or profit-sharing trust itself, are treated as REIT stockholders. Conditions (5) and (6) do not apply to a REIT until the second calendar year in which the REIT qualifies as such. A REIT Subsidiary would be treated as having met condition (6) above for a taxable year if it complied with certain Treasury Regulations for ascertaining the ownership of its stock for such year and if it did not know (or after the exercise of reasonable diligence would not have known) that its stock was sufficiently closely held during such year to cause us to fail condition (6).

We intend to structure and operate any REIT Subsidiary and conduct its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is complex, and it is possible that the Internal Revenue Service may interpret or apply those requirements in a manner that jeopardizes the ability of a REIT Subsidiary to satisfy all of the requirements for qualification as a REIT or that the REIT Subsidiary may be unable to satisfy all of the applicable requirements.

To obtain the favorable tax treatment afforded to REITs under the Code, among other things, a REIT Subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

These requirements could cause a REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT Subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.

Investment in a REIT Subsidiary

Provided that a REIT Subsidiary qualifies as a REIT, distributions made to the Company out of the REIT Subsidiary’s current or accumulated earnings and profits, and not designated as capital gain dividends, would generally be taken into account by the Company as ordinary dividend income and would not be eligible for the dividends received deduction for corporations. In determining the extent to which a distribution with respect to a REIT Subsidiary’s common shares constituted a dividend for U.S. federal income tax purposes, a REIT Subsidiary’s earnings and profits would be allocated first to distributions with respect to the REIT Subsidiary’s preferred stock, if any, and then to the REIT Subsidiary’s common shares. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. shareholders who receive dividends from taxable subchapter C corporations.

In addition, distributions from a REIT Subsidiary that are designated as capital gain dividends will be treated by the Company as long-term capital gain income, to the extent that they do not exceed the actual net capital gain of the REIT Subsidiary for the taxable year, without regard to the period for which the Company has held the REIT Subsidiary’s shares. To the extent that a REIT Subsidiary elects under the applicable provisions of the Code to retain the REIT Subsidiary’s net capital gains, the Company would be treated as having received, for U.S. federal income tax purposes, the REIT Subsidiary’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the REIT Subsidiary on such retained capital gains. The Company would increase its adjusted tax basis in the REIT Subsidiary’s common shares by the difference between its allocable share of such retained capital gain and its share of the tax paid by the REIT Subsidiary.

Distributions from a REIT Subsidiary in excess of the REIT Subsidiary’s current or accumulated earnings and profits would not be taxable to the Company to the extent that they do not exceed the adjusted tax basis of the Company’s shares of the REIT Subsidiary’s common shares in respect of which the distributions were made, but rather would reduce the adjusted tax basis of these shares. To the extent that such distributions exceed the adjusted tax basis of the Company’s shares of the REIT Subsidiary’s common shares, they would be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by a REIT Subsidiary in October, November or December of any year and payable to the Company if it is the holder of record on a specified date in any such month would be treated as both paid by the REIT Subsidiary and received by the Company on December 31 of such year, provided that the dividend is actually paid by the REIT Subsidiary before the end of January of the following calendar year.

To the extent that a REIT Subsidiary has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. Such losses, however, would not be passed through to the Company and do not offset income of the Company from other sources, nor do they affect the character of any distributions that are actually made by a REIT Subsidiary, which are generally treated as taxable income in the hands of the Company to the extent that the REIT Subsidiary has current or accumulated earnings and profits.

The discussions set forth herein do not constitute tax advice, and you are urged to consult your own tax adviser to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing with us.

PLAN OF DISTRIBUTION

General

We are offering a maximum of 150,000,000 shares of our common stock to the public on a continuous basis as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this offering for up to [the period permitted by Rule 415] from the initial effective date of this registration statement. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually.

We entered into a private placement with NexPoint Advisors and its affiliate, pursuant to which we sold approximately 1,086,954 shares of our common stock at $9.20 per share following the effectiveness of the registration statement, which reflects the public offering price of $10.00 per share less selling commissions and dealer manager fees, for gross proceeds of $10.0 million, thereby satisfying the minimum offering requirement. In connection with such sale, we satisfied the minimum offering requirements and commenced our public offering of shares.

The dates on which we will accept subscriptions will be the first business day of each week. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the date two business days after the last declared ordinary distribution of the month. In addition, in months in which we repurchase shares, we may, but will not necessarily, conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of shares in this offering. We sell our shares on a continuous basis at weekly closings at the current offering price per share. To the extent that our NAV increases, we will take steps to the extent required by applicable law to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our NAV. In the event of a material decline in our NAV, which we consider to be a 2.5% decrease below our current net offering price, our Board will establish a new net offering price such that our NAV is not above, nor more than 2.5% below, our net offering price per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.NexPointCapital.com.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $2,500. Additional purchases must be made in increments of $500. You should make your check payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

Our Dealer Manager

The dealer manager is Highland Capital Funds Distributor, Inc. The dealer manager was formed in June 2012 and has a limited prior operating history. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority (“FINRA”), in November 2013. The dealer manager is an affiliate of our investment adviser.

The agreement with the dealer manager expires at the termination date of this offering (or the date of our dissolution or liquidation). We may also terminate the agreement if the dealer manager materially breaches the agreement, and such breach materially adversely affects the dealer manager’s ability to perform its duties under the agreement. The dealer manager may terminate the agreement if a court of competent jurisdiction enters a decree or order for relief against us or our investment adviser; we change our investment objective from that included in this prospectus; we engage in fraud, criminal conduct or willful misconduct or commit a willfully or grossly negligent breach of our respective obligations under the agreement; the SEC issues a stop order suspending the effectiveness of this prospectus that is not rescinded within 10 business days after the issuance thereof; or we materially breach the agreement and such breach materially adversely affects our ability to perform our duties under the agreement.

Compensation of Dealer Manager and Participating Broker-Dealers

Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of shares sold in this offering. The dealer manager also receives a dealer manager fee of 1.0% of the gross proceeds as compensation for acting as the dealer manager.

Our dealer manager will engage non-affiliated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the dealer manager and other members of FINRA. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow to such participating broker-dealers all of its selling commissions attributable to such participating broker-dealers’ respective sales.

The dealer manager may reallow any portion of the dealer manager fees for each share sold by a participating broker-dealer as marketing fees and for reimbursement of offering-related expenses. The maximum amount of reallowance would be based on factors such as the number of shares sold by selected broker-dealers, the assistance of such selected broker-dealers in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 1.0% dealer manager fee will be 1.0% of the gross proceeds from shares sold in this offering.

See “Share Distribution Channels” and “Volume Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

We may reimburse our dealer manager and its associated persons and affiliates for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. The value of any non-cash compensation that are promotional gifts may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives. This offering is being made in compliance with Rule 2310 of FINRA.

Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum compensation payable to members of FINRA participating in this offering. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors may pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and Exchange Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in this offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Share Distribution Channels

Our executive officers and directors and their immediate family members, as well as officers and employees of NexPoint Advisors and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our certificate of incorporation and the 1940 Act, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including sales for which a volume discount applies, sales to certain institutional investors, sales to employees of participating broker-dealers, sales made by certain participating broker-dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. NexPoint Advisors and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

Volume Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a participating broker-dealer whereby such participating broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The amount of net proceeds available to us from the sale of our shares subject to a volume discount will be the same as other sales of shares of our common stock. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for shares of our common stock purchased in the offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
$500,000 or less	7.0%	1.0%	$	[	]
$500,001 - $1,000,000	6.0%	1.0%	$	[	]
$1,000,001 - $2,000,000	5.0%	1.0%	$	[	]
$2,000,001 - $3,000,000	4.0%	1.0%	$	[	]
$3,000,001 - $5,000,000	3.0%	1.0%	$	[	]
$5,000,001 - $10,000,000	2.0%	1.0%	$	[	]
$10,000,001 and above	1.0%	1.0%	$	[	]

(1)	Assumes a $[ ] per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

All selling commission rates set forth in the table above are calculated assuming a purchase price per share of common stock of $[            ]. We will apply the reduced per share purchase price, selling commission and, if applicable, dealer manager fee, set forth in the table above to the entire purchase, not just the portion of the purchase which exceeds the $500,000 share purchase threshold. For example, a purchase of 300,000 shares of our common stock in a single transaction would result in a purchase price of $[            ] ($[            ] per share) and selling commissions of 4.0%.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete an additional subscription agreement for additional purchases, a form of which is included in Appendix B. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same participating broker-dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse who shares the same household, their children under the age of 21 who share the same household and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employee’s trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the selling commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Only shares of our common stock purchased in the primary offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount or count toward aggregate purchase amounts for the purposes of determining which purchase price discount level an investor is eligible for.

Transfer on Death Designation

You have the option of placing a transfer on death (“TOD”), designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with this offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting this prospectus;

•	brochures containing a summary description of this offering;

•	fact sheets describing the general nature of NexPoint Capital, Inc. and our investment objective;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by NexPoint Advisors or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications after obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus, as it may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

LIQUIDITY EVENT

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. For purposes of this prospectus, we define “liquidity event” to include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our Board in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation.

While we intend to complete a liquidity event within five years following the completion of the offering period, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. Even with the completion of a successful liquidity event, an investor may still lose money on their investment. In addition, a liquidity event involving a listing of our shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. In addition, we may determine not to pursue a liquidity event if there is no suitable transaction available or if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our Board will consider in determining what form of liquidity event to pursue. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio structure, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management consideration and the potential for stockholder liquidity. If we determine to pursue a listing of our shares on a national securities exchange in the future, at that time, we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

On a quarterly basis, we intend to offer to repurchase shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of the independent directors of our Board, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the DGCL, a Delaware corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (1) the corporation would not be able to pay its indebtedness in the ordinary course or (2) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we may, but will not necessarily, conduct repurchases on the same date that we hold our first weekly closing for the sale of shares in this offering. An offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus. The Board also will consider the following factors in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our Board, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your shares to be repurchased you must tender at least 25% of the shares you purchased. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

If you tender all common shares you hold, or are considered to be holding, and you do not hold (directly or by attribution) any other units of our shares (namely, preferred shares), you will be treated as having sold your shares and generally will realize a capital gain or loss. If you tender fewer than all of your common shares or continue to hold (directly or by attribution) other units of our shares (preferred shares), you may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing your tax basis in Fund shares, and thereafter as capital gain. In such a case, there is a some risk that non-tendering stockholders whose interests in us increase as a result of such tender will be treated as having received a taxable distribution from us.

To the extent we recognize net gains on the liquidation of portfolio securities to meet such tenders, we will be required to make additional distributions to our common stockholders.

Our Board will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our Board determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction. NexPoint Advisors will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that NexPoint Advisors or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.

Death and Disability Repurchases

We will repurchase shares from a stockholder in the event of the stockholder’s death or Qualifying Disability, as defined below, upon such shares being presented to us for repurchase. The repurchase price for repurchases in connection with a stockholder’s death or Qualifying Disability will be the NAV as determined for the next weekly pricing period commencing after the receipt by the Transfer Agent of a repurchase request in proper form.

We will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or Qualifying Disability of a stockholder. Further, our Board will have no obligation to repurchase shares if it would cause us to violate federal law or Delaware law. Moreover, our Board has the right to suspend or terminate this repurchase right to the extent that it determines it is in our best interest to do so. This repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

In order for a disability to be considered a “Qualifying Disability,” (1) the stockholder must receive a determination of disability based upon a physical or mental condition or impairment arising after the date the stockholder acquired the shares to be repurchased, and (2) such determination of disability must be made by the governmental agency responsible for reviewing the disability retirement benefits that the stockholder could be eligible to receive (the “Applicable Governmental Agency”). For purposes of this repurchase right, Applicable Governmental Agencies are limited to the following:

•	if the stockholder paid Social Security taxes and, therefore, could be eligible to receive Social Security disability benefits, then the Applicable Governmental Agency is the Social Security Administration or the agency charged with the responsibility for administering Social Security disability benefits at that time if other than the Social Security Administration;

•	if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security disability benefits, but the stockholder could be eligible to receive disability benefits under the Civil Service Retirement System (the “CSRS”), then the Applicable Governmental Agency is the U.S. Office of Personnel Management or the agency charged with the responsibility for administering CSRS benefits at that time if other than the U.S. Office of Personnel Management; or

•	if the stockholder did not pay Social Security taxes and, therefore, could not be eligible to receive Social Security benefits, but suffered a disability that resulted in the stockholder’s discharge from military service under conditions that were other than dishonorable and, therefore, could be eligible to receive military disability benefits, then the Applicable Governmental Agency is the Department of Veterans Affairs or the agency charged with the responsibility for administering military benefits at that time if other than the Department of Veterans Affairs.

Disability determinations by governmental agencies for purposes other than those listed above, including, but not limited to, workers’ compensation insurance, the administration or enforcement of the Rehabilitation Act or Americans with Disabilities Act, or waiver of insurance premiums, will not entitle a stockholder to the repurchase right. Further, as the following disabilities do not entitle a worker to Social Security disability benefits, they do not qualify the stockholder for the repurchase right, except in the limited circumstances when the stockholder is awarded disability benefits by one of the Applicable Governmental Agencies described above: (a) disabilities occurring after the legal retirement age; and (b) disabilities that do not render a worker incapable of performing substantial gainful activity.

All stockholder repurchase requests must be accompanied by: (1) the investor’s initial application for disability benefits and (2) a Social Security Administration Notice of Award, a U.S. Office of Personnel Management determination of disability under CSRS, a Department of Veterans Affairs record of disability-related discharge or such other documentation issued by the Applicable Governmental Agency that we deem acceptable and that demonstrates an award of disability benefits.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 200 Clarendon Street, 16th Floor, Boston, MA 02116. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, MO 64105 telephone number: (844) 485-9167.

LEGAL COUNSEL

Ropes & Gray LLP, located at 800 Boylston Street, Boston, MA 02199, acts as our legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2016 appearing in this Prospectus and Registration Statement have been audited by [    ], an independent registered public accounting firm located at [    ], as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and such list will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least monthly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. The stockholder list will be sent within ten days of receipt by us of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font). If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.NexPointCapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 300 Crescent Court, Suite 700, Dallas Texas 75201,

Attention: Investor Relations, or by telephone at (855) 498-1580. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

NEXPOINT CAPITAL, LLC

INDEX TO THE FINANCIAL STATEMENTS

Page
Statements of Assets and Liabilities as of December 31, 2016 and December 31, 2015	F-2
Statements of Operations for the years ended December 31, 2016 and December 31, 2015, and for the period from September 2, 2014 (commencement of operations) through December 31, 2014	F-3
Statements of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015 and for the period from September 2, 2014 (commencement of operations) through December 31, 2014	F-4
Statements of Cash Flows for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	F-5
Schedule of Investments as of December 31, 2016 and December 31, 2015	F-6
Notes to the Financial Statements	F-8
Report of Independent Registered Public Accounting Firm	F-9

NexPoint Capital, Inc.

Statements of Assets and Liabilities

To Be Filed By Amendment

See Notes to Financial Statements

NexPoint Capital, Inc.

Statements of Operations

To Be Filed By Amendment

See Notes to Financial Statements

NexPoint Capital, Inc.

Statements of Changes in Net Assets

To Be Filed By Amendment

See Notes to Financial Statements

NexPoint Capital, Inc.

Statements of Cash Flows

To Be Filed By Amendment

See Notes to Financial Statements

NexPoint Capital, Inc.

Schedule of Investments

December 31, 2016

To Be Filed By Amendment

NexPoint Capital, Inc.

Schedule of Investments (continued)

December 31, 2016

See Notes to Financial Statements

NexPoint Capital, Inc.

Notes To Financial Statements

To Be Filed By Amendment

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Be Filed By Amendment

Appendix A

TO BE FILED BY AMENDMENT

A-1

Appendix B

TO BE FILED BY AMENDMENT

B -1

Appendix C

TO BE FILED BY AMENDMENT

C-1

Up to 150,000,000 Shares

NexPoint Capital, Inc.

Common Stock

P R O S P E C T U S

[April 30], 2017

Through and including [    ] (90 days after the date of this prospectus), all dealers that buy, sell or trade shares of our common stock whether or not participating in this offering, may be required to deliver a prospectus. This in addition to the dealers’ obligation to deliver a prospectus when acting as soliciting dealers and with respect to their unsold allotments and subscriptions.

NEX-PROS-0417

NEXPOINT CAPITAL, INC.

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

The following financial statements of NexPoint Capital, Inc. (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

NEXPOINT CAPITAL, INC.

INDEX TO THE FINANCIAL STATEMENTS

Page
Statements of Assets and Liabilities as of December 31, 2016 and December 31, 2015	F-2
Statements of Operations for the years ended December 31, 2016 and December 31, 2015 and for the period from September 2, 2014 (commencement of operations) through December 31, 2014	F-3
Statements of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015, and for the period from September 2, 2014 (commencement of operations) through December 31, 2014	F-4
Statements of Cash Flows for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	F-5
Schedule of Investments as of December 31, 2016 and December 31, 2015	F-6
Notes to the Financial Statements	F-12
Report of Independent Registered Public Accounting Firm	F-34

(2)	Exhibits

(a)(1)	Certificate of Formation (1)

(a)(2)	Amended and Restated Certificate of Incorporation (5)

(b)(1)	Amended and Restated Limited Liability Company Operating Agreement (1)

(b)(2)	Amended and Restated Bylaws (5)

(c)	Not applicable

(d)	Forms of Subscription Agreement (included in the Prospectus as Appendix A, Appendix B and Appendix C)

(e)	Distribution Reinvestment Plan (5)

(f)	Not applicable

(g)(1)	Investment Advisory Agreement between Registrant and NexPoint Advisors, L.P. (7)

(g)(2)	Amendment No. 1 to Investment Advisory Agreement between Registrant and NexPoint Advisors, L.P. (5)

(h)(1)	Dealer Manager Agreement among Registrant, NexPoint Advisors, L.P. and Highland Capital Funds Distributor, Inc. (7)

(h)(2)	Form of Participating Broker–Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement)

(i)	Not applicable

(j)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of August 26, 2014 (7)

(k)(1)	Form of Agency Agreement between Registrant and DST Systems, Inc. (3)

(k)(2)	Administration Agreement between Registrant and NexPoint Advisors, L.P. dated August 18, 2014 (7)

(k)(3)	Sub-Administration and Accounting Agreement between NexPoint Advisors, L.P. and State Street Bank and Trust Company dated August 26, 2014 (9)

(k)(4)	Subscription Agreement between Registrant and NexPoint Advisors, L.P. dated May 19, 2014 (2)

(k)(5)	Subscription Agreement between Registrant and NexPoint Advisors, L.P., dated June 10, 2014 (2)

(k)(6)	Escrow Agreement (7)

(k)(7)	Expense Limitation Agreement (7)

(k)(8)	Credit Agreement dated as of January 6, 2015 between Registrant and State Street Bank and Trust Company (6)

(k)(9)	Amendment No. 1 to Credit Agreement dated as of January 5, 2016 between Registrant and State Street Bank and Trust Company (7)

(k)(10)	Amendment No. 2 to Credit Agreement dated as of January 3, 2017 between Registrant and State Street Bank and Trust Company (9)

(l)	Opinion and Consent of Counsel (10)

(m)	Not applicable

(n)	Independent Registered Public Accounting Firm Consent (10)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant (3)

(r)(2)	Code of Ethics of NexPoint Advisors, L.P. (9)

(s)	Powers of Attorney (8)

(1)	Previously filed as part of the Registrant’s Registration Statement on Form N-2 (File No. 333-196096) filed on May 20, 2014 and incorporated herein by reference.
(2)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-196096) filed on July 2, 2014 and incorporated herein by reference.
(3)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-196096) filed on July 24, 2014 and incorporated herein by reference.

(4)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-196096) filed on August 18, 2014 and incorporated herein by reference.
(5)	Previously filed as part of the Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-196096) filed on December 12, 2014 and incorporated herein by reference.
(6)	Previously filed as part of the Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-196096) filed on September 1, 2015 and incorporated herein by reference.
(7)	Previously filed as part of the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-196096) filed on March 2, 2016 and incorporated herein by reference.
(8)	Previously filed as part of the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-196096) filed on April 25, 2016 and incorporated herein by reference.
(9)	Filed herewith.
(10)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

U.S. Securities and Exchange Commission registration fee		$0.00
FINRA filing fee	$	*
Blue sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and mailing	$	*
Training and Education	$	*
Due diligence	$	*
Transfer and Escrow agent	$	*

Total	$	[	]

*	Estimates will be provided in Pre-Effective Amendment.

Except for the U.S. Securities and Exchange Commission registration fee and FINRA filing fee, these above amounts are estimates. All of the expenses set forth above shall be borne by the Company to the extent such expenses, together with the organizational expenses of the Company, do not exceed 1.0% of gross proceeds from the offering.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of January 31, 2017, the Company’s investment adviser, NexPoint Advisors, L.P., a Delaware limited partnership, owned 27.4% of the outstanding common stock of the Registrant. NexPoint Advisors, L.P. may also be deemed to control NexPoint Credit Strategies Fund and NexPoint Real Estate Strategies Fund, each a Delaware Statutory Trust, for which NexPoint Advisors, L.P. serves as investment adviser. Therefore, NexPoint Credit Strategies Fund and NexPoint Real Estate Strategies Fund may be deemed to be under common control with the Company.

See “The Adviser and the Administrator,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of February 22, 2017.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	1,417

ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the “DGCL”, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: (i) any breach of the director’s duty of loyalty to the Registrant or its stockholders; (ii) any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; (iv) or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws, each as amended, provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is generally permitted to offer indemnification to its directors, officers, employees and agents, subject to the limitations therein.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of the DGCL. We have obtained liability insurance for the benefit of our directors and officers.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, the Registrant’s certificate of incorporation prohibits it from indemnifying or holding harmless a director, officer, employee or agent of the Registrant, or any person who is or was serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (which would include, without limitation, NexPoint Advisors, L.P. and its affiliates) unless all of the following conditions are met: (1) the Registrant has determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in the Registrant’s best interest; (2) the Registrant has determined, in good faith, that the party seeking indemnification was acting or performing services for the Registrant; (3) the Registrant has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an independent director), officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director; and (4) such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from its stockholders.

Furthermore, under the Registrant’s certificate of incorporation, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.

Under the Registrant’s certificate of incorporation, the advancement of company funds to an indemnitee for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all the following conditions are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant; (2) the party seeking indemnification provides the Registrant with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Registrant acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) the party seeking indemnification provides the Registrant with a written agreement to repay the amount paid or reimbursed by the Registrant, together with the applicable legal rate of interest thereon, in cases in which the party seeking indemnification is found not to be entitled to indemnification.

The Investment Advisory Agreement provides that, absent misconduct or negligence in the performance of its duties, NexPoint Advisors, L.P. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering by NexPoint Advisors, L.P. of services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent misconduct or negligence in the performance of its duties, NexPoint Advisors, L.P. and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services by NexPoint Advisors, L.P. under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange

Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to Section 8 of the Form of Dealer Manager Agreement among Registrant, NexPoint Advisors, L.P. and Highland Capital Funds Distributor, Inc. and to Section I of the Form of Participating Broker–Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement) filed as Exhibit (h)(1) and (h)(2), which are incorporated herein by reference.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which NexPoint Advisors, L.P., and each managing director, director or executive officer of NexPoint Advisors, L.P., is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Company.” Additional information regarding NexPoint Advisors, L.P. and its officers and directors is set forth in its Form ADV, as filed with the U.S. Securities and Exchange Commission (SEC No. 801-75490), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas Texas 75201;

(2)	the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, 16th Floor, Boston, MA 02116; and

(4)	the Investment Adviser, NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas Texas 75201.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes to:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in its registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

(a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes that:

in response to comments received by the Registrant from the staff of the Division of Investment Management of the U.S. Securities and Exchange Commission, to the extent that the Registrant has in place a total return swap (“TRS”) and the Registrant intends to take incentive fees with respect to the TRS on a “look through” basis, management of the Registrant will recommend to the Registrant’s Board of Directors (the “Board”) that the Board submit to shareholders, recommend for approval an amendment to revise the Registrant’s Investment Advisory Agreement to provide that, when calculating the incentive fees for a TRS, the fee will be calculated on a “look through” basis. NexPoint Advisors, L.P. will pay any proxy expenses related to the special meeting.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, in the State of Texas, on this 27th day of February 2017.

NEXPOINT CAPITAL, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Dondero James Dondero	President (principal executive officer)	February 27, 2017

/s/ Brian Mitts Brian Mitts	Executive Vice President (principal financial officer and principal accounting officer)	February 27, 2017

*/s/ Dr. Bob Froehlich Dr. Bob Froehlich	Director	February 27, 2017

*/s/ John Honis John Honis	Director	February 27, 2017

*/s/ Timothy K. Hui Timothy K. Hui	Director	February 27, 2017

*/s/ Ethan Powell Ethan Powell	Director	February 27, 2017

*/s/ Bryan A. Ward Bryan A. Ward	Director	February 27, 2017

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Attorney-in-fact*

* Pursuant to Powers of Attorney incorporated herein by reference to the Registrant’s Registration Statement on Form N-2, File No. 333-196096, filed on April 25, 2016.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
(k)(3)	Sub-Administration and Accounting Agreement between NexPoint Advisors, L.P. and State Street Bank and Trust Company dated August 26, 2014

(k)(10)	Amendment No. 2 to Credit Agreement dated as of January 3, 2017 between Registrant and State Street Bank and Trust Company

(r)(2)	Code of Ethics of NexPoint Advisors, L.P.